UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07890

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

(Exact name of registrant as specified in charter)

	11 Greenway Plaza, Suite 1000	Houston, Texas 77046
(Address of principal executive offices) (Zip code)
Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)
Registrant's telephone number, including area code:		(713) 626-1919
Date of fiscal year end:	February 29
Date of reporting period:	02/29/20

Item 1. Report to Stockholders.

Shareholder Report for the

Two Months Ended 2/29/2020

Invesco

Oppenheimer

Rochester® Limited

Term New York

Municipal Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund's name was Oppenheimer Rochester Limited Term New York Municipal Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, "OppenheimerFunds"). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco's Client Services team at 800-959-4246.

Table of Contents
Fund Performance Discussion"	4
Top Holdings and Allocations"	8
Fund Expenses"	12
Schedule of Investments"	14
Statement of Assets and Liabilities"	51
Statement of Operations"	53
Statement of Changes in Net Assets"	54
Financial Highlights"	55
Notes to Financial Statements"	62
Report of Independent Registered Public Accounting Firm"	"76
Tax Information"	78
Portfolio Proxy Voting Policies and Guidelines; Updates to
Schedule of Investments"	79
Trustees and Officers"	80
Invesco's Privacy Notice"	92

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/29/20

	Class A Shares of the Fund
			Bloomberg Barclays 5
	Without Sales Charge	With Sales Charge	Year Municipal Bond
			Index
1-Year	8.26%	5.43%	5.88%
5-Year	3.12	2.60	2.64
10-Year	3.21	2.97	2.96

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 2.50% maximum applicable sales charge except where "without sales charge" is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual's investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

3 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Fund Performance Discussion

PERFORMANCE SUMMARY

For the one-year period ended February 29, 2020, the Fund's Class A shares (without sales charge) returned 8.26%, outperforming the Bloomberg Barclays 5-Year Municipal Bond Index, the Fund's benchmark (the "Index"), which returned 5.88%.

For the two-month period ended February 29, 2020, the Fund's Class A shares (without sales charge) returned 2.45%, outperforming the Index, which returned 1.82%.

Please note that the fiscal year end for the Fund has changed to February 29, 2020.

MARKET CONDITIONS OF YOUR FUND

New York benefits from a broad-based and well-diversified economy, with a median household income higher than the US national median. New York's economy is subject to volatility due to the significance of the financial services industry to its economic base. New York's gross domestic product, the value of all goods and services produced in the state, rose to $1.74 trillion in the third quarter of 2019, which makes New York the third-largest economy in the US.1 As of December 2019, the state's unemployment rate was 3.9%, which is higher than the national unemployment rate of 3.5%.2 New York has improved its financial management practices in recent years by enacting on-time budgets, developing a consensus revenue forecasting mechanism and addressing longstanding growth in spending. Although New York's financial performance was strained during the 2007-2009 recession, its approach to budgeting has become more sustainable and more focused on structural solutions than in the past. However, New York continues to face potential headwinds stemming from federal tax reform, increasing health care expenditures, public school funding and growing transportation needs. Favorably, New York's pension liabilities remain well funded compared to other states.

The broad municipal bond market experienced positive returns for the sixth consecutive year at the close of 2019, and performance remained strong throughout the fiscal year. Investment grade municipal bonds returned 9.46% and high yield municipal bonds returned 14.40% during the fiscal year.3 Investment grade and high yield municipal bonds were among the Fund's best performing asset classes over the fiscal year.

The tax changes made as a result of the Tax Cuts and Jobs Act (TCJA) of 2017 were a key driver of strong municipal demand in 2019. We believe that these tax changes have yet

4 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

to be fully realized and should continue to drive performance into 2020. During the fiscal year, municipal bonds withstood significant interest rate volatility that saw the 10-year US Treasury yield trade from as high as

2.79% and as low as 1.13% where it ended the fiscal year.4 The municipal bond market performed positively as technical conditions (favorable demand and supply balances) continued to provide tailwinds.

Despite favorable growth and labor trends, the US Federal Reserve (the Fed) lowered the federal funds rate three times by a quarter of a percentage point each in July, September and October 2019, citing uncertainty about the global economic outlook.5 On October 30, 2019, after the third cut, the Fed indicated that any further changes would be based on economic data.

Throughout 2019 we saw heightened demand for perceived safe-haven assets due to economic uncertainty. However, developments in the fourth quarter led investors to favor riskier investments as many of the perceived major threats looming over markets subsided. The US and China reached a phase one trade deal, Congress settled on a funding "deal in principle" that eliminated the risk of a government shutdown and the UK election results set the stage for an orderly exit from the European Union on January 31, 2020.5

New issuance of municipal bonds totaled

$438 billion for the fiscal year, an increase of 25% from the previous fiscal year.6 Flows into the municipal bond asset class were positive for the fiscal year.7 Fund flows totaled $97.2 billion from February 2019 through February 2020.

The end of the fiscal year brought a major market shift as macroeconomic concerns regarding the global outbreak of the Coronavirus (COVID-19) dominated as the virus spread globally at the beginning of 2020. Significant equity sell-offs incited a general flight to quality assets, such as municipal bonds. This resulted in a strong rally in February 2020.

At the close of the fiscal year, we believed municipal fundamentals remained strong. We also believed the cap on state and local tax (SALT) deductions combined with volatility seen in the equity markets would continue to drive municipal demand through 2020.

Over the fiscal year, security selection in many sectors – including highways/commuter facilities, sales tax revenue, and marine/ aviation facilities, the Fund's sixth largest, fifth largest, and largest sectors, respectively

-significantly contributed to the Fund's performance. General Obligation and special tax, among other sectors, were also strong contributors to the Fund's performance. The security selection in real estate management and development, less than 1% of the Fund's holdings, was a detractor.

During the fiscal year, leverage contributed to the Fund's performance. The Fund achieved a leveraged position through the use of

5 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

inverse floating rate securities and tender option bonds (TOBs). Exposure to TOBs aided performance due to the price appreciation in municipal holdings when interest rates declined. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund's use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund's investments. Investors are reminded that the Fund is not and will not be managed based on predictions of interest rate changes.

Thank you for investing in Invesco Oppenheimer Rochester Limited Term New York Municipal Fund and for sharing our long- term investment horizon.

1 Source: Bureau of Economic Analysis

2 Source: Bureau of Labor Statistics

3 Source: Bloomberg Barclays

4 Source: US Department of the Treasury

5 Source: US Federal Reserve

6 Source: The Bond Buyer

7 Source: Strategic Insight

Portfolio Managers: Mark DeMitry, Mark

Paris, Michael Camarella, Scott Cottier,

Timothy O'Reilly, Julius Williams

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no

6 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

7 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Dedicated Tax	17.5%
Industrial Development Revenue/	11.6
Pollution Control Revenue

Tobacco Settlement	9.8
Higher Education	7.1
Local General Obligation	6.9
Other Revenue	6.6
Other Transportation	5.8
Port	5.4
Public Power	5.3
Hospital	5.2

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of February 29, 2020 and are based on total market value of investments.

For more current Fund holdings, please visit invesco.com.

CREDIT ALLOCATION

	NRSRO-	Adviser-
	Rated	Rated	Total
AAA	4.0%	0.8%	4.8%
AA	45.8	0.0	45.8
A	12.6	0.0	12.6
BBB	17.6	3.0	20.6
BB or lower	12.7	3.5	16.2
Total	92.7%	7.3%	100.0%

The percentages above are based on the market value of the securities as of February 29, 2020 and are subject to change. Invesco Advisers, Inc. determines the credit allocation of the Fund's assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the adviser, Invesco Advisers, Inc., converts that security's rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the adviser's credit analysis process is consistent or comparable with any NRSRO's process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs' four highest categories – AAA, AA, A and BBB – are investment-grade securities. For further details, please consult the Fund's prospectus or Statement of Additional Information.

8 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/29/20

	Inception				Since
	Date	1-Year	5-Year	10-Year	Inception
Class A (LTNYX)	9/18/91	8.26%	3.12%	3.21%	4.63%
Class C (LTNCX)	5/1/97	7.50	2.36	2.45	3.69
Class Y (LTBYX)	3/30/11	8.52	3.37	N/A	3.66
Class R6 (IORMX)*	5/24/19	8.47	3.15	3.23	N/A
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/29/20

	Inception				Since
	Date	1-Year	5-Year	10-Year	Inception
Class A (LTNYX)	9/18/91	5.43	2.60	2.97	4.53
Class C (LTNCX)	5/1/97	6.50	2.36	2.45	3.69
Class Y (LTBYX)	3/30/11	8.52	3.37	N/A	3.66
Class R6 (IORMX)*	5/24/19	8.47	3.15	3.23	N/A

*Class R6 shares' performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund's Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class

A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

9 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Rochester Limited Term New York Municipal Fund (Class A shares with sales charge) Bloomberg Barclays 5 Year Municipal Bond Index

Consumer Price Index

$15,000

10,000

5,000

$13,394 $13,393 $11,935

0
	|	|	|	|	|	|	|	|	|	|	|
2/28/10		2/28/11	2/29/12	2/28/13	2/28/14	2/28/15	2/29/16	2/28/17	2/28/18	2/28/19	2/29/20

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 2.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class Y and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C and Class Y shares of the predecessor fund were reorganized into Class A, Class C and Class Y respectively, of the Fund. Class R6 shares' performance shown prior to the inception date is that of the predecessor fund's Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class Y and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund's performance is compared to the performance of the Bloomberg Barclays 5-Year Municipal Bond Index, which is an index of a broad range of investment-grade municipal bonds and the 4- to 6-year component of the Bloomberg Barclays Municipal Bond Index, itself a measure of the general municipal bond market. The Fund's performance is also compared to the U.S. Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged, and an investment cannot be made into an index. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund's performance and does not predict or depict performance of

10 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

the Fund. The Fund's performance reflects the effects of the Fund's business and operating expenses.

Investments in tobacco settlement bonds, which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

11 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 29, 2020.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During 6 Months Ended February 29, 2020" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the "hypothetical" section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	September 1, 2019	February 29, 2020	February 29, 2020
Class A	$ 1,000.00	$ 1,027.10	$4.55
Class C	1,000.00	1,023.40	8.33
Class Y	1,000.00	1,028.30	3.28
Class R6	1,000.00	1,028.50	3.08
Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.39	4.53
Class C	1,000.00	1,016.66	8.31
Class Y	1,000.00	1,021.63	3.27
Class R6	1,000.00	1,021.83	3.07

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 29, 2020 are as follows:

Class	Expense Ratios

Class A	0.90%

Class C	1.65
Class Y	0.65
Class R6	0.61

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund's Adviser. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund's prospectus. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

13 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS February 29, 2020

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
Municipal Bonds and Notes—102.9%
New York—87.6%
$10,000	Akron Central School District;
	Series 2009, Ref. GO Bonds1	5.000%	06/15/2021	03/28/2020A $	10,033
745,000	Albany (County of), NY Airport
	Authority; Series 2018 A, RB1	5.000	12/15/2035	12/15/2028A	958,860
780,000	Albany (County of), NY Airport
	Authority; Series 2018 A, RB1	5.000	12/15/2036	12/15/2028A	1,001,715
820,000	Albany (County of), NY Airport
	Authority; Series 2018 A, RB1	5.000	12/15/2037	12/15/2028A	1,049,600
500,000	Albany (County of), NY Airport
	Authority; Series 2018 A, RB1	5.000	12/15/2038	12/15/2028A	638,435
240,000	Albany (County of), NY Airport
	Authority; Series 2018 B, RB1	5.000	12/15/2030	12/15/2028A	306,706
300,000	Albany (County of), NY Airport
	Authority; Series 2018 B, RB1	5.000	12/15/2031	12/15/2028A	382,518
320,000	Albany (County of), NY Airport
	Authority; Series 2018 B, RB1	5.000	12/15/2032	12/15/2028A	407,107
655,000	Amherst Development Corp.
	(Daemen College); Series 2018,
	Ref. RB1	5.000	10/01/2027	10/01/2027	786,327
690,000	Amherst Development Corp.
	(Daemen College); Series 2018,
	Ref. RB1	5.000	10/01/2028	10/01/2028	839,137
730,000	Amherst Development Corp.
	(Daemen College); Series 2018,
	Ref. RB1	5.000	10/01/2029	10/01/2028A	884,942
760,000	Amherst Development Corp.
	(Daemen College); Series 2018,
	Ref. RB1	5.000	10/01/2030	10/01/2028A	917,335
805,000	Amherst Development Corp.
	(Daemen College); Series 2018,
	Ref. RB1	5.000	10/01/2031	10/01/2028A	969,735
500,000	Brookhaven Local Development
	Corp. (Jefferson's Ferry); Series
	2016, Ref. RB1	5.250	11/01/2027	11/01/2026A	613,225
1,000,000	Brookhaven Local Development
	Corp. (Jefferson's Ferry); Series
	2016, Ref. RB1	5.250	11/01/2028	11/01/2026A	1,222,510
1,000,000	Brookhaven Local Development
	Corp. (Jefferson's Ferry); Series
	2016, Ref. RB1	5.250	11/01/2029	11/01/2026A	1,218,520
650,000	Brookhaven Local Development
	Corp. (Jefferson's Ferry); Series
	2016, Ref. RB1	5.250	11/01/2030	11/01/2026A	788,859
650,000	Brookhaven Local Development
	Corp. (Jefferson's Ferry); Series
	2016, Ref. RB1	5.250	11/01/2031	11/01/2026A	786,370
1,750,000	Brooklyn Arena Local
	Development Corp. (Barclays
	Center); Series 2016 A, Ref. RB1	4.000	07/15/2029	01/15/2027A	2,033,202
	14	INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
New York (Continued)
$1,350,000	Buffalo & Erie County Industrial
	Land Development Corp. (Buffalo
	State College Foundation Housing
	Corp.); Series 2011, RB1	5.750%	10/01/2026	04/01/2021A $	1,423,210
150,000	Buffalo & Erie County Industrial
	Land Development Corp.
	(Global Concepts Charter School
	Program); Series 2018, Ref. RB1	5.000	10/01/2026	10/01/2026	184,671
150,000	Buffalo & Erie County Industrial
	Land Development Corp.
	(Global Concepts Charter School
	Program); Series 2018, Ref. RB1	5.000	10/01/2027	10/01/2027	188,797
165,000	Buffalo & Erie County Industrial
	Land Development Corp.
	(Global Concepts Charter School
	Program); Series 2018, Ref. RB1	5.000	10/01/2028	10/01/2028	212,411
175,000	Buffalo & Erie County Industrial
	Land Development Corp.
	(Global Concepts Charter School
	Program); Series 2018, Ref. RB1	5.000	10/01/2029	10/01/2028A	224,394
200,000	Buffalo & Erie County Industrial
	Land Development Corp.
	(Global Concepts Charter School
	Program); Series 2018, Ref. RB1	5.000	10/01/2030	10/01/2028A	255,148
200,000	Buffalo & Erie County Industrial
	Land Development Corp.
	(Global Concepts Charter School
	Program); Series 2018, Ref. RB1	5.000	10/01/2031	10/01/2028A	254,088
1,600,000	Build NYC Resource Corp. (Bronx
	Lighthouse Charter School); Series
	2018, RB1	4.000	06/01/2028	12/05/2023A	1,740,288
1,190,000	Build NYC Resource Corp. (Bronx
	Lighthouse Charter School); Series
	2018, RB1	5.000	06/01/2033	06/01/2025A	1,372,129
5,000,000	Build NYC Resource Corp.
	(Brooklyn Navy Yard); Series 2019,
	Ref. RB1	5.250	12/31/2033	12/31/2028A	5,590,850
125,000	Build NYC Resource Corp.
	(Children's Aid Society (The));
	Series 2019, RB1	4.000	07/01/2036	07/01/2029A	151,916
150,000	Build NYC Resource Corp.
	(Children's Aid Society (The));
	Series 2019, RB1	4.000	07/01/2037	07/01/2029A	181,777
150,000	Build NYC Resource Corp.
	(Children's Aid Society (The));
	Series 2019, RB1	4.000	07/01/2038	07/01/2029A	181,167
2,040,000	Build NYC Resource Corp.
	(Consortium for Worker Education,
	Inc.); Series 2020, RB1	5.000	12/01/2039	08/01/2028A	2,310,524

15 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
New York (Continued)
$1,140,000	Build NYC Resource Corp.
	(Manhattan College); Series 2017,
	Ref. RB1	5.000%	08/01/2030	08/01/2027A $	1,434,861
1,315,000	Build NYC Resource Corp. (New
	Dawn Charter Schools); Series
	2019, RB1	5.000	02/01/2033	03/09/2025A	1,408,589
2,000,000	Build NYC Resource Corp. (Royal
	Charter Properties, Inc. - New
	York & Presbyterian Hospital
	Leasehold); Series 2012, RB1	4.750	12/15/2026	12/15/2022A	2,172,560
1,395,000	Build NYC Resource Corp.
	(Wagner College Program); Series
	2012, RB1	5.000	07/01/2024	07/01/2022A	1,530,552
1,705,000	Build NYC Resource Corp.
	(Wagner College Program); Series
	2012, RB1	5.000	07/01/2025	07/01/2022A	1,865,696
1,650,000	Build NYC Resource Corp.
	(Wagner College Program); Series
	2012, RB1	5.000	07/01/2026	07/01/2022A	1,800,298
1,705,000	Build NYC Resource Corp.
	(Wagner College Program); Series
	2012, RB1	5.000	07/01/2028	07/01/2022A	1,864,059
600,000	Build NYC Resource Corp. (YMCA
	of Greater New York); Series
	2012, RB1	5.000	08/01/2021	08/01/2021A	635,370
500,000	Build NYC Resource Corp. (YMCA
	of Greater New York); Series
	2012, RB1	5.000	08/01/2022	08/01/2022A	550,045
1,000,000	Build NYC Resource Corp. (YMCA
	of Greater New York); Series
	2012, RB1	5.000	08/01/2032	08/01/2022A	1,100,090
315,000	Cattaraugus County Capital
	Resource Corp. (St. Bonaventure
	University Ref.); Series 2016 A,
	Ref. RB1	5.000	05/01/2020	05/01/2020	317,060
330,000	Cattaraugus County Capital
	Resource Corp. (St. Bonaventure
	University Ref.); Series 2016 A,
	Ref. RB1	5.000	05/01/2021	05/01/2021	345,510
345,000	Cattaraugus County Capital
	Resource Corp. (St. Bonaventure
	University Ref.); Series 2016 A,
	Ref. RB1	5.000	05/01/2022	05/01/2022	375,056
365,000	Cattaraugus County Capital
	Resource Corp. (St. Bonaventure
	University Ref.); Series 2016 A,
	Ref. RB1	5.000	05/01/2023	05/01/2023	410,428

16 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
New York (Continued)
$380,000	Cattaraugus County Capital
	Resource Corp. (St. Bonaventure
	University Ref.); Series 2016 A,
	Ref. RB1	5.000%	05/01/2024	05/01/2024 $	440,576
400,000	Cattaraugus County Capital
	Resource Corp. (St. Bonaventure
	University Ref.); Series 2016 A,
	Ref. RB1	5.000	05/01/2025	05/01/2025	477,520
415,000	Cattaraugus County Capital
	Resource Corp. (St. Bonaventure
	University Ref.); Series 2016 A,
	Ref. RB1	5.000	05/01/2026	05/01/2026	508,919
445,000	Cattaraugus County Capital
	Resource Corp. (St. Bonaventure
	University Ref.); Series 2016 A,
	Ref. RB1	5.000	05/01/2027	05/01/2026A	543,412
465,000	Cattaraugus County Capital
	Resource Corp. (St. Bonaventure
	University Ref.); Series 2016 A,
	Ref. RB1	5.000	05/01/2028	05/01/2026A	565,877
485,000	Cattaraugus County Capital
	Resource Corp. (St. Bonaventure
	University Ref.); Series 2016 A,
	Ref. RB1	5.000	05/01/2029	05/01/2026A	587,500
1,500,000	City of Albany Capital Resource
	Corp. (Albany Law School of
	Union University); Series 2017 A,
	Ref. RB1	5.000	07/01/2029	07/01/2027A	1,855,110
1,520,000	City of Albany Capital Resource
	Corp. (Albany Law School of
	Union University); Series 2017 A,
	Ref. RB1	5.000	07/01/2031	07/01/2027A	1,860,024
1,475,000	City of Albany Capital Resource
	Corp. (College of St. Rose (The));
	Series 2011 A, RB1	5.625	07/01/2031	07/01/2021A	1,526,330
400,000	City of Albany Capital Resource
	Corp. (Empire Commons Student
	Housing, Inc.); Series 2016 A,
	Ref. RB1	5.000	05/01/2024	05/01/2024	468,216
300,000	City of Albany Capital Resource
	Corp. (Empire Commons Student
	Housing, Inc.); Series 2016 A,
	Ref. RB1	5.000	05/01/2025	05/01/2025	362,832
300,000	City of Albany Capital Resource
	Corp. (Empire Commons Student
	Housing, Inc.); Series 2016 A,
	Ref. RB1	5.000	05/01/2026	05/01/2026	374,361
200,000	City of Albany Capital Resource
	Corp. (St. Peter's Hospital of the
	City of Albany); Series 2011, RB1	6.000	11/15/2025	11/15/2020A	207,300

17 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
New York (Continued)
$500,000	City of Geneva Development
	Corp. (Hobart & William Smith
	Colleges); Series 2012, Ref. RB1	5.000%	09/01/2025	09/01/2022A $	548,900
3,805,000	City of New Rochelle Corp. for
	Local Development (70 Nardozzi/
	City DPW); Series 2018 A-1, RB1	4.200	08/01/2028	11/08/2024B	3,940,686
325,000	City of New Rochelle Corp. for
	Local Development (Iona College);
	Series 2015 A, Ref. RB1	5.000	07/01/2025	07/01/2025	380,923
1,100,000	City of New Rochelle Corp. for
	Local Development (Iona College);
	Series 2015 A, Ref. RB1	5.000	07/01/2029	07/01/2025A	1,285,515
25,000	Clarkstown Central School
	District; Series 2008, GO Bonds1	4.000	04/15/2020	03/28/2020A	25,064
20,000	Corning (City of), NY; Series 2006,
	GO Bonds1	4.000	12/01/2020	06/01/2020A	20,155
15,000	Deerfield (Town of), NY; Series
	2006, GO Bonds1	5.500	06/15/2020	03/28/2020A	15,151
2,500,000	Dutchess County Local
	Development Corp. (Anderson
	Center Services, Inc.); Series 2010,
	RB1	6.000	10/01/2030	10/01/2020A	2,554,775
8,600,000	Dutchess County Local
	Development Corp. (Health Quest
	Systems, Inc.); Series 2016 B, RB1	5.000	07/01/2030	07/01/2026A	10,509,544
50,000	East Syracuse Housing Authority
	(FHA Insured Mortgage Loan
	- Bennett Manor Section 8
	Assisted); Series 2001 A, Ref. RB1	6.700	04/01/2021	03/28/2020A	50,199
600,000	Erie (County of), NY; Series 2012
	A, GO Bonds1	5.000	04/01/2023	04/01/2022A	650,538
525,000	Erie (County of), NY; Series 2012
	A, GO Bonds1	5.000	04/01/2024	04/01/2022A	569,110
500,000	Erie (County of), NY; Series 2012
	A, GO Bonds1	5.000	04/01/2025	04/01/2022A	541,360
700,000	Erie (County of), NY; Series 2012
	A, GO Bonds1	5.000	04/01/2026	04/01/2022A	757,757
29,615,000	Erie Tobacco Asset Securitization
	Corp.; Series 2005 A, RB1	5.000	06/01/2031	03/28/2020A	29,638,100
65,000	Essex County Capital Resource
	Corp. (North Country Community
	College Association, Inc.); Series
	2017, Ref. RB1	5.000	06/01/2020	06/01/2020	65,565
145,000	Essex County Capital Resource
	Corp. (North Country Community
	College Association, Inc.); Series
	2017, Ref. RB1	5.000	06/01/2022	12/07/2021B	153,384

18 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
New York (Continued)
$155,000	Essex County Capital Resource
	Corp. (North Country Community
	College Association, Inc.); Series
	2017, Ref. RB1	5.000%	06/01/2024	12/07/2023B $	172,104
175,000	Essex County Capital Resource
	Corp. (North Country Community
	College Association, Inc.); Series
	2017, Ref. RB1	5.000	06/01/2026	12/06/2025B	201,225
100,000	Essex County Capital Resource
	Corp. (North Country Community
	College Association, Inc.); Series
	2017, Ref. RB1	5.000	06/01/2027	06/01/2027	117,826
100,000	Essex County Capital Resource
	Corp. (North Country Community
	College Association, Inc.); Series
	2017, Ref. RB1	5.000	06/01/2028	06/01/2027A	117,372
320,000	Essex County Capital Resource
	Corp. (North Country Community
	College Association, Inc.); Series
	2017, Ref. RB1	5.000	06/01/2031	06/01/2027A	370,320
255,000	Essex County Capital Resource
	Corp. (North Country Community
	College Association, Inc.); Series
	2017, Ref. RB1	5.000	06/01/2035	06/01/2027A	291,855
215,000	Essex County Capital Resource
	Corp. (North Country Community
	College Foundation, Inc.); Series
	2017, Ref. RB1	5.000	06/01/2020	06/01/2020	216,866
220,000	Essex County Capital Resource
	Corp. (North Country Community
	College Foundation, Inc.); Series
	2017, Ref. RB1	5.000	06/01/2021	06/01/2021	229,341
235,000	Essex County Capital Resource
	Corp. (North Country Community
	College Foundation, Inc.); Series
	2017, Ref. RB1	5.000	06/01/2022	06/01/2022	252,872
250,000	Essex County Capital Resource
	Corp. (North Country Community
	College Foundation, Inc.); Series
	2017, Ref. RB1	5.000	06/01/2023	06/01/2023	276,505
255,000	Essex County Capital Resource
	Corp. (North Country Community
	College Foundation, Inc.); Series
	2017, Ref. RB1	5.000	06/01/2024	06/01/2024	289,285
270,000	Essex County Capital Resource
	Corp. (North Country Community
	College Foundation, Inc.); Series
	2017, Ref. RB1	5.000	06/01/2025	06/01/2025	313,122

19 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
New York (Continued)
$835,000	Franklin (County of), NY Solid
	Waste Management Authority;
	Series 2012, RB1	5.000%	06/01/2027	06/01/2022A $	898,427
270,000	Franklin (County of), NY Solid
	Waste Management Authority;
	Series 2015 A, RB1	5.000	06/01/2023	06/01/2023	300,712
285,000	Franklin (County of), NY Solid
	Waste Management Authority;
	Series 2015 A, RB1	5.000	06/01/2024	06/01/2024	326,465
780,000	Franklin (County of), NY Solid
	Waste Management Authority;
	Series 2019, RB1	4.000	06/01/2021	06/01/2021	805,506
810,000	Franklin (County of), NY Solid
	Waste Management Authority;
	Series 2019, RB1	4.000	06/01/2022	06/01/2022	856,939
845,000	Franklin (County of), NY Solid
	Waste Management Authority;
	Series 2019, RB1	4.000	06/01/2023	06/01/2023	914,408
875,000	Franklin (County of), NY Solid
	Waste Management Authority;
	Series 2019, RB1	4.000	06/01/2024	06/01/2024	966,420
160,000	Franklin County Civic
	Development Corp. (North
	Country Community College
	Foundation, Inc.); Series 2017,
	Ref. RB1	5.000	06/01/2020	06/01/2020	161,392
170,000	Franklin County Civic
	Development Corp. (North
	Country Community College
	Foundation, Inc.); Series 2017,
	Ref. RB1	5.000	06/01/2021	06/01/2021	177,218
180,000	Franklin County Civic
	Development Corp. (North
	Country Community College
	Foundation, Inc.); Series 2017,
	Ref. RB1	5.000	06/01/2022	06/01/2022	193,648
185,000	Franklin County Civic
	Development Corp. (North
	Country Community College
	Foundation, Inc.); Series 2017,
	Ref. RB1	5.000	06/01/2023	06/01/2023	204,614
195,000	Franklin County Civic
	Development Corp. (North
	Country Community College
	Foundation, Inc.); Series 2017,
	Ref. RB1	5.000	06/01/2024	06/01/2024	221,304

20 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
New York (Continued)
$205,000	Franklin County Civic
	Development Corp. (North
	Country Community College
	Foundation, Inc.); Series 2017,
	Ref. RB1	5.000%	06/01/2025	06/01/2025 $	237,741
10,000	Geneseo Central School District;
	Series 2009, GO Bonds1	4.000	05/01/2022	03/28/2020A	10,052
1,515,000	Glen Cove Local Economic
	Assistance Corp. (Tiegerman
	School); Series 2018 A, RB1	4.750	07/01/2028	04/05/2025B	1,616,763
200,000	Hempstead Town Local
	Development Corp. (Molloy
	College); Series 2017, Ref. RB1	5.000	07/01/2029	07/01/2027A	249,228
170,000	Hempstead Town Local
	Development Corp. (Molloy
	College); Series 2017, Ref. RB1	5.000	07/01/2030	07/01/2027A	210,351
150,000	Hempstead Town Local
	Development Corp. (Molloy
	College); Series 2017, Ref. RB1	5.000	07/01/2031	07/01/2027A	184,249
275,000	Hempstead Town Local
	Development Corp. (Molloy
	College); Series 2017, Ref. RB1	5.000	07/01/2032	07/01/2027A	337,012
10,000,000	Long Island Power Authority;
	Series 2012 B, RB1	5.000	09/01/2026	09/01/2022A	11,067,800
10,000,000	Long Island Power Authority;
	Series 2012 B, RB1	5.000	09/01/2027	09/01/2022A	11,067,500
14,825,000	Long Island Power Authority;
	Series 2012 B, RB1	5.000	09/01/2029	09/01/2022A	16,387,703
6,635,000	Long Island Power Authority;
	Series 2016 B, Ref. RB1	5.000	09/01/2034	09/01/2026A	8,167,021
11,000,000	Long Island Power Authority;
	Series 2018, RB1	5.000	09/01/2035	09/01/2028A	14,059,540
4,000,000	Metropolitan Transportation
	Authority; Series 2002 D-1, Ref.
	RB1	5.000	11/01/2025	11/01/2022A	4,433,680
11,800,000	Metropolitan Transportation
	Authority; Series 2002 D-1, Ref.
	RB1	5.000	11/01/2026	11/01/2022A	13,081,244
5,075,000	Metropolitan Transportation
	Authority; Series 2002 D-1, Ref.
	RB1	5.000	11/01/2028	11/01/2022A	5,624,825
5,000,000	Metropolitan Transportation
	Authority; Series 2011 D, RB1	5.000	11/15/2031	11/15/2021A	5,367,950
4,015,000	Metropolitan Transportation
	Authority; Series 2012 C, Ref. RB1	5.000	11/15/2028	11/15/2022A	4,481,663
2,865,000	Metropolitan Transportation
	Authority; Series 2012 C, Ref. RB1	5.000	11/15/2029	11/15/2022A	3,197,999
7,135,000	Metropolitan Transportation
	Authority; Series 2012 C, Ref. RB1	5.000	11/15/2029	11/15/2022A	7,923,346

21 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
New York (Continued)
$1,435,000	Metropolitan Transportation
	Authority; Series 2012 C, Ref. RB1	5.000%	11/15/2030	11/15/2022A $	1,601,790
3,565,000	Metropolitan Transportation
	Authority; Series 2012 C, Ref. RB1	5.000	11/15/2030	11/15/2022A	3,957,934
20,000,000	Metropolitan Transportation
	Authority; Series 2012 D, Ref. RB1	5.000	11/15/2029	11/15/2022A	22,209,800
10,000,000	Metropolitan Transportation
	Authority; Series 2016 B-1, Ref.
	RB1	5.000	11/15/2036	11/15/2026A	12,500,100
1,875,000	Metropolitan Transportation
	Authority; Series 2017 B-2, Ref.
	RB1	5.000	11/15/2034	11/15/2027A	2,401,012
350,000	Monroe County Industrial
	Development Corp. (Highland
	Hospital of Rochester); Series
	2015, Ref. RB1	5.000	07/01/2026	07/01/2025A	423,101
200,000	Monroe County Industrial
	Development Corp. (Nazareth
	College of Rochester); Series
	2011, RB1	5.000	10/01/2026	10/01/2021A	213,502
600,000	Monroe County Industrial
	Development Corp. (Nazareth
	College of Rochester); Series
	2017, Ref. RB1	4.000	10/01/2034	10/01/2027A	686,478
400,000	Monroe County Industrial
	Development Corp. (Rochester
	General Hospital (The)); Series
	2013 A, RB1	5.000	12/01/2026	12/01/2022A	439,884
345,000	Monroe County Industrial
	Development Corp. (Rochester
	General Hospital (The)); Series
	2013 A, RB1	5.000	12/01/2027	12/01/2022A	379,103
660,000	Monroe County Industrial
	Development Corp. (Rochester
	General Hospital (The)); Series
	2013 A, RB1	5.000	12/01/2028	12/01/2022A	724,680
1,500,000	Monroe County Industrial
	Development Corp. (St. Ann's
	Community); Series 2019, Ref. RB1	4.000	01/01/2030	12/24/2024A	1,661,085
615,000	Monroe County Industrial
	Development Corp. (St. John
	Fisher College); Series 2012 A,
	Ref. RB1	5.000	06/01/2023	06/01/2022A	669,440
400,000	Monroe County Industrial
	Development Corp. (Unity Hospital
	of Rochester (The)); Series 2010,
	RB1	5.750	08/15/2030	02/12/2021A	418,776
3,470,000	MTA Hudson Rail Yards Trust
	Obligations; Series 2016 A, RB1	5.000	11/15/2046	03/18/2020A	3,476,732

22 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
New York (Continued)
$500,000	Nassau (County of), NY Industrial
	Development Agency (2000 New
	York Institute of Technology);
	Series 2000 A, Ref. RB1	5.000%	03/01/2021	03/01/2020A $	500,000
300,000	Nassau (County of), NY Industrial
	Development Agency; Series 2007
	A-A, RB1	5.950	11/01/2022	03/18/2020A	300,078
200,000	Nassau (County of), NY Industrial
	Development Agency; Series 2007
	A-C, RB1	5.950	11/01/2022	03/18/2020A	200,052
200,000	Nassau (County of), NY Industrial
	Development Agency; Series 2007
	A-F, RB1	5.950	11/01/2022	03/18/2020A	200,052
500,000	Nassau (County of), NY Industrial
	Development Agency; Series 2007
	A-G, RB1	6.150	11/01/2022	03/18/2020A	500,150
2,100,000	Nassau (County of), NY; Series
	2016 A, Ref. GO Bonds1	5.000	01/01/2032	01/01/2026A	2,552,130
3,160,000	Nassau (County of), NY; Series
	2016 C, GO Bonds1	5.000	04/01/2029	04/01/2026A	3,905,349
365,000	Nassau (County of), NY; Series
	2017 B, GO Bonds1	5.000	04/01/2031	04/01/2027A	459,703
5,850,000	Nassau (County of), NY; Series
	2018 B, GO Bonds1	5.000	07/01/2036	07/01/2028A	7,412,827
5,450,000	Nassau (County of), NY; Series
	2018 B, GO Bonds1	5.000	07/01/2038	07/01/2028A	6,868,090
4,775,000	Nassau (County of), NY; Series
	2018 B, GO Bonds1	5.000	07/01/2039	07/01/2028A	6,004,897
2,895,000	Nassau (County of), NY; Series
	2019 B, Ref. GO Bonds1	5.000	04/01/2039	04/01/2030A	3,780,783
3,950,000	Nassau (County of), NY; Series
	2019 B, Ref. GO Bonds1	5.000	04/01/2040	04/01/2030A	5,145,626
660,000	Nassau County Local Economic
	Assistance Corp. (Catholic Health
	Services of Long Island Obligated
	Group); Series 2014, Ref. RB1	5.000	07/01/2032	07/01/2024A	759,363
1,755,000	Nassau County Local Economic
	Assistance Corp. (Hispanic
	Counseling Center, Inc.); Series
	2018 A-2, Ref. RB1	4.700	12/01/2028	03/24/2025B	1,825,709
5,690,000	Nassau County Local Economic
	Assistance Corp. (South Nassau
	Communities); Series 2012, Ref.
	RB1	5.000	07/01/2027	07/01/2022A	6,145,314
4,500,000	Nassau County Local Economic
	Assistance Corp. (Winthrop-
	University Hospital Association);
	Series 2012, Ref. RB1	5.000	07/01/2027	07/01/2022A	4,934,970

23 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
New York (Continued)
$2,000,000	Nassau County Tobacco
	Settlement Corp.; Series 2006
	A-2, RB1	5.250%2	06/01/2026	03/13/2020A $	2,000,200
6,000,000	New Rochelle (City of), Industrial
	Development Agency (College
	of New Rochelle); Series 1999,
	Ref. RB3	5.250	07/01/2027	04/07/2024B	3,000,000
39,900,000	New York & New Jersey (States of)
	Port Authority (JFK International
	Air Terminal LLC); Series 2010
	8, RB1	6.500	12/01/2028	03/28/2020A	41,673,555
2,600,000	New York & New Jersey (States of)
	Port Authority (JFK International
	Air Terminal LLC); Series 2010
	8, RB1	6.500	12/01/2028	03/28/2020A	2,635,854
7,005,000	New York & New Jersey (States
	of) Port Authority; Series 2012
	172, RB1	5.000	10/01/2025	04/01/2022A	7,589,007
10,000,000	New York & New Jersey (States
	of) Port Authority; Series 2012
	172, RB1	5.000	10/01/2028	04/01/2022A	10,835,800
13,075,000	New York & New Jersey (States
	of) Port Authority; Series 2012
	172, RB1	5.000	10/01/2030	04/01/2022A	14,169,247
12,500,000	New York & New Jersey (States of)
	Port Authority; Series 2014 185,
	Ref. RB1	5.000	09/01/2026	09/01/2024A	14,664,625
3,775,000	New York & New Jersey (States of)
	Port Authority; Series 2014 186,
	Ref. RB1	5.000	10/15/2031	10/15/2024A	4,435,436
12,235,000	New York & New Jersey (States of)
	Port Authority; Series 2017 202,
	Ref. RB1	5.000	04/15/2037	04/15/2027A	15,151,090
5,000,000	New York & New Jersey (States of)
	Port Authority; Series 2017 206,
	Ref. RB1	5.000	11/15/2042	11/15/2027A	6,202,900
3,385,000	New York & New Jersey (States of)
	Port Authority; Series 2018 207,
	Ref. RB1	5.000	09/15/2030	03/15/2028A	4,354,904
1,555,000	New York & New Jersey (States of)
	Port Authority; Series 2018 207,
	Ref. RB1	5.000	09/15/2032	03/15/2028A	1,983,154
3,750,000	New York & New Jersey (States
	of) Port Authority; Series 2019
	217, RB1	4.000	11/01/2039	11/01/2029A	4,558,763
9,000,000	New York & New Jersey (States
	of) Port Authority; Series 2019
	218, RB1	5.000	11/01/2039	11/01/2029A	11,706,840

24 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
New York (Continued)
$24,420,000	New York & New Jersey (States
	of), NY Port Authority (JFK
	International Air Terminal LLC);
	Series 1997 6, RB1	5.750%	12/01/2022	03/28/2020A $	25,126,226
46,510,000	New York & New Jersey (States
	of), NY Port Authority (JFK
	International Air Terminal LLC);
	Series 1997 6, RB1	5.750	12/01/2025	03/28/2020A	47,900,182
20,000,000	New York (City of), NY Housing
	Development Corp.; Series 2017
	C-2, RB	1.700	07/01/2021	03/13/2020A	20,024,000
990,000	New York (City of), NY Industrial
	Development Agency (2002
	Rosco, Inc.); Series 2002, IDR1	5.625	06/01/2022	03/28/2020A	990,624
30,000	New York (City of), NY Industrial
	Development Agency (Queens
	Baseball Stadium); Series 2006,
	RB1	5.000	01/01/2031	03/28/2020A	30,350
190,000	New York (City of), NY Industrial
	Development Agency (Queens
	Baseball Stadium); Series 2009,
	RB1	6.125	01/01/2029	03/28/2020A	190,762
4,085,000	New York (City of), NY Industrial
	Development Agency (Queens
	Baseball Stadium); Series 2009,
	RB1	6.500	01/01/2046	03/28/2020A	4,101,749
500,000	New York (City of), NY Industrial
	Development Agency (TrIPs
	Obligated Group); Series 2012 A,
	Ref. RB1	5.000	07/01/2020	07/01/2020	506,355
250,000	New York (City of), NY Industrial
	Development Agency (TrIPs
	Obligated Group); Series 2012 A,
	Ref. RB1	5.000	07/01/2021	07/01/2021	262,543
8,655,000	New York (City of), NY Industrial
	Development Agency (Yankee
	Stadium); Series 2006, RB1,4	3.125	03/01/2022	03/01/2022	8,826,196
6,550,000	New York (City of), NY Industrial
	Development Agency (Yankee
	Stadium); Series 2006, RB1,4	3.135	03/01/2023	03/01/2023	6,744,142
195,000	New York (City of), NY Industrial
	Development Agency (Yankee
	Stadium); Series 2006, RB1,4	3.145	03/01/2024	03/01/2024	202,010
3,000,000	New York (City of), NY Industrial
	Development Agency (Yankee
	Stadium); Series 2006, RB, FGIC1,4	3.075	03/01/2020	03/01/2020	3,000,000
200,000	New York (City of), NY Industrial
	Development Agency (Yankee
	Stadium); Series 2006, RB, FGIC1,4	3.155	03/01/2025	03/01/2025	206,964

25 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
New York (Continued)
$985,000	New York (City of), NY Industrial
	Development Agency (Yankee
	Stadium); Series 2006, RB, FGIC1,4	3.165%	03/01/2026	03/01/2026 $	1,020,627
1,000,000	New York (City of), NY Industrial
	Development Agency (Yankee
	Stadium); Series 2006, RB, FGIC1,4	3.175	03/01/2027	03/01/2027	1,032,800
15,000	New York (City of), NY Industrial
	Development Agency (Yankee
	Stadium); Series 2006, RB, FGIC1	5.000	03/01/2031	03/28/2020A	15,139
22,200,000	New York (City of), NY Industrial
	Development Agency (Yankee
	Stadium); Series 2009 A, RB1	7.000	03/01/2049	03/28/2020A	22,418,892
10,755,000	New York (City of), NY Municipal
	Water Finance Authority; Series
	2011 HH, RB1	5.000	06/15/2029	06/15/2021A	11,330,500
25,000,000	New York (City of), NY Municipal
	Water Finance Authority; Series
	2011 HH, RB1	5.000	06/15/2031	06/15/2021A	26,376,000
65,000	New York (City of), NY Transitional
	Finance Authority; Series 2009
	A, RB1	5.000	05/01/2036	03/28/2020A	65,205
1,650,000	New York (City of), NY Transitional
	Finance Authority; Series 2011
	A, RB1	5.000	11/01/2027	11/01/2021A	1,764,708
15,875,000	New York (City of), NY Transitional
	Finance Authority; Series 2011
	C, RB1	5.000	11/01/2039	11/01/2020A	16,292,195
3,215,000	New York (City of), NY Transitional
	Finance Authority; Series 2011
	D, RB1	5.250	11/01/2027	03/28/2020A	3,225,963
1,880,000	New York (City of), NY Transitional
	Finance Authority; Series 2012
	S-1, RB1	5.000	07/15/2027	07/15/2022A	2,066,646
9,000,000	New York (City of), NY Transitional
	Finance Authority; Series 2012
	S-1, RB1	5.000	07/15/2028	07/15/2022A	9,889,020
10,000,000	New York (City of), NY Transitional
	Finance Authority; Series 2012
	S-1, RB1	5.000	07/15/2029	07/15/2022A	10,975,400
11,325,000	New York (City of), NY Transitional
	Finance Authority; Series 2012
	S-1, RB1	5.000	07/15/2030	07/15/2022A	12,418,429
3,085,000	New York (City of), NY Transitional
	Finance Authority; Series 2016
	A-1, RB1	5.000	05/01/2037	05/01/2026A	3,784,616
3,905,000	New York (City of), NY Transitional
	Finance Authority; Series 2016
	E-1, RB1	5.000	02/01/2037	02/01/2026A	4,758,594

26 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal					Effective
Amount			Coupon	Maturity	Maturity*	Value
New York (Continued)
$7,980,000	New York (City of), NY Transitional
	Finance Authority; Series 2017
	A-E-1, RB1		5.000%	02/01/2038	02/01/2027A $	9,967,259
1,655,000	New York (City of), NY Transitional
	Finance Authority; Series 2018
	A-1, RB1		5.000	08/01/2037	08/01/2028A	2,123,812
10,000,000	New York (City of), NY Transitional
	Finance Authority; Series 2018
	A-1, RB1		5.000	08/01/2038	08/01/2028A	12,777,600
17,600,000	New York (City of), NY Transitional
	Finance Authority; Series 2018
	A-1, RB1		5.000	08/01/2040	08/01/2028A	22,391,600
5,000,000	New York (City of), NY Transitional
	Finance Authority; Series 2018
	C-2, RB1		5.000	05/01/2038	05/01/2028A	6,353,100
2,450,000	New York (City of), NY Transitional
	Finance Authority; Series 2018
	S-3, RB1		5.000	07/15/2037	07/15/2028A	3,149,941
15,000,000	New York (City of), NY Transitional
	Finance Authority; Series 2018
	S-3, Ref. RB1		5.000	07/15/2036	07/15/2028A	19,335,750
45,000	New York (City of), NY; Series
	1990	I, GO Bonds1	7.750	08/15/2027	08/15/2020A	46,421
5,000	New York (City of), NY; Series
	1996	J, GO Bonds1	5.500	02/15/2026	03/28/2020A	5,018
5,000	New York (City of), NY; Series
	1996	J, GO Bonds1	6.000	02/15/2024	03/28/2020A	5,021
10,000	New York (City of), NY; Series
	1996	J, GO Bonds, FGIC1	5.500	02/15/2026	03/28/2020A	10,036
10,000	New York (City of), NY; Series
	1997	C, GO Bonds1	5.500	11/15/2037	03/28/2020A	10,035
5,000	New York (City of), NY; Series
	2002	D, GO Bonds1	5.500	06/01/2028	03/28/2020A	5,018
5,000	New York (City of), NY; Series
	2004	B, GO Bonds1	5.125	08/01/2022	03/28/2020A	5,016
5,000	New York (City of), NY; Series
	2005	O, GO Bonds1	5.000	06/01/2023	03/28/2020A	5,017
5,000,000	New York (City of), NY; Series
	2009	E, GO Bonds1	5.000	08/01/2023	03/26/2020A	5,013,850
5,000,000	New York (City of), NY; Series
	2009	E, GO Bonds1	5.000	08/01/2028	03/26/2020A	5,013,850
10,000,000	New York (City of), NY; Series
	2010	BB, Ref. RB1	5.000	06/15/2030	06/15/2020A	10,118,800
2,000,000	New York (City of), NY; Series
	2012	I, GO Bonds1	5.000	08/01/2029	08/01/2022A	2,202,580
22,970,000	New York (City of), NY; Series
	2013	D, GO Bonds5	5.000	08/01/2026	02/01/2023A	25,732,602
26,090,000	New York (City of), NY; Series
	2013	D, GO Bonds5	5.000	08/01/2027	02/01/2023A	29,211,408

27 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
New York (Continued)
$18,760,000	New York (City of), NY; Series
	2013 E, GO Bonds5	5.000%	08/01/2026	02/01/2023A $	21,016,265
28,685,000	New York (City of), NY; Series
	2013 E, GO Bonds5	5.000	08/01/2027	02/01/2023A	32,116,898
15,000,000	New York (City of), NY; Series
	2017, Ref. RB1	5.000	06/15/2038	06/15/2027A	18,984,450
4,000,000	New York (City of), NY; Series
	2018 DD-2, Ref. RB1	5.000	06/15/2040	12/15/2027A	5,118,360
4,705,000	New York (City of), NY; Series
	2019 CC-1, RB1	4.000	06/15/2038	12/15/2029A	5,736,854
5,000	New York (State of) Dormitory
	Authority (Barnard College); Series
	2007 A, Ref. RB1	5.000	07/01/2023	03/20/2020A	5,010
1,255,000	New York (State of) Dormitory
	Authority (Brooklyn Law School);
	Series 2012 A, Ref. RB1	5.000	07/01/2025	07/01/2022A	1,379,371
5,000	New York (State of) Dormitory
	Authority (Cerebral Palsy Affiliates
	Pooled Loan Program); Series
	2005 A, Ref. RB1	4.250	07/01/2020	03/28/2020A	5,014
1,550,000	New York (State of) Dormitory
	Authority (Cerebral Palsy Affiliates
	Program - Jawonio, Inc.); Series
	2017 A, RB1	4.625	12/01/2027	05/20/2024B	1,586,782
4,440,000	New York (State of) Dormitory
	Authority (Cerebral Palsy Affiliates
	Program - United Cerebral Palsy
	Associations of New York State,
	Inc.); Series 2017 A-1, RB1	4.875	09/01/2027	05/22/2024B	4,584,611
1,945,000	New York (State of) Dormitory
	Authority (Cerebral Palsy Affiliates
	Program - United Cerebral Palsy
	Associations of New York State,
	Inc.); Series 2017 A-2, Ref. RB1	4.625	10/01/2027	10/20/2024B	2,020,408
500,000	New York (State of) Dormitory
	Authority (Culinary Institute of
	America); Series 2012, Ref. RB1	5.000	07/01/2028	07/01/2022A	547,130
1,000,000	New York (State of) Dormitory
	Authority (Culinary Institute of
	America); Series 2013, RB1	6.000	07/01/2038	07/01/2020A	1,017,160
1,110,000	New York (State of) Dormitory
	Authority (Iona College); Series
	2012 A, Ref. RB1	5.000	07/01/2022	07/01/2022	1,196,691
1,000,000	New York (State of) Dormitory
	Authority (Iona College); Series
	2012 A, Ref. RB1	5.000	07/01/2023	07/01/2022A	1,077,340
1,000,000	New York (State of) Dormitory
	Authority (Iona College); Series
	2012 A, Ref. RB1	5.000	07/01/2024	07/01/2022A	1,077,070

28 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
New York (Continued)
$1,000,000	New York (State of) Dormitory
	Authority (Iona College); Series
	2012 A, Ref. RB1	5.000%	07/01/2025	07/01/2022A $	1,076,990
1,000,000	New York (State of) Dormitory
	Authority (Iona College); Series
	2012 A, Ref. RB1	5.000	07/01/2026	07/01/2022A	1,077,890
1,000,000	New York (State of) Dormitory
	Authority (Iona College); Series
	2012 A, Ref. RB1	5.000	07/01/2027	07/01/2022A	1,077,420
1,000,000	New York (State of) Dormitory
	Authority (Montefiore Obligated
	Group); Series 2018 A, Ref. RB1	5.000	08/01/2027	08/01/2027	1,276,650
1,000,000	New York (State of) Dormitory
	Authority (Montefiore Obligated
	Group); Series 2018 A, Ref. RB1	5.000	08/01/2028	08/01/2028	1,303,900
1,000,000	New York (State of) Dormitory
	Authority (Montefiore Obligated
	Group); Series 2018 A, Ref. RB1	5.000	08/01/2029	08/01/2028A	1,300,110
4,000,000	New York (State of) Dormitory
	Authority (Montefiore Obligated
	Group); Series 2018 A, Ref. RB1	5.000	08/01/2033	08/01/2028A	5,126,000
150,000	New York (State of) Dormitory
	Authority (Mount Sinai Hospital);
	Series 2010 A, Ref. RB1	5.000	07/01/2022	07/01/2020A	152,082
6,730,000	New York (State of) Dormitory
	Authority (New School (The));
	Series 2011, Ref. RB1	5.000	07/01/2023	04/07/2021A	7,098,737
1,000,000	New York (State of) Dormitory
	Authority (New School (The));
	Series 2016 A, Ref. RB1	5.000	07/01/2029	01/01/2027A	1,242,650
1,500,000	New York (State of) Dormitory
	Authority (New School (The));
	Series 2016 A, Ref. RB1	5.000	07/01/2030	01/01/2027A	1,859,325
8,475,000	New York (State of) Dormitory
	Authority (North General
	Hospital); Series 2003, Ref. RB1	5.000	02/15/2025	03/28/2020A	8,501,696
2,000,000	New York (State of) Dormitory
	Authority (Orange Regional
	Medical Center); Series 2017,
	Ref. RB1	4.000	12/01/2020	12/01/2020	2,043,300
1,000,000	New York (State of) Dormitory
	Authority (Orange Regional
	Medical Center); Series 2017,
	Ref. RB1	5.000	12/01/2022	12/01/2022	1,104,560
2,800,000	New York (State of) Dormitory
	Authority (Orange Regional
	Medical Center); Series 2017,
	Ref. RB1	5.000	12/01/2023	12/01/2023	3,191,496

29 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
New York (Continued)
$1,300,000	New York (State of) Dormitory
	Authority (Orange Regional
	Medical Center); Series 2017,
	Ref. RB1	5.000%	12/01/2025	12/01/2025 $	1,572,597
1,500,000	New York (State of) Dormitory
	Authority (Orange Regional
	Medical Center); Series 2017,
	Ref. RB1	5.000	12/01/2026	12/01/2026	1,859,730
1,300,000	New York (State of) Dormitory
	Authority (Orange Regional
	Medical Center); Series 2017,
	Ref. RB1	5.000	12/01/2027	06/01/2027A	1,621,217
10,000	New York (State of) Dormitory
	Authority (Ozanam Hall of Queens
	Nursing Home, Inc.); Series 2006,
	RB1	5.000	11/01/2021	03/28/2020A	10,026
1,025,000	New York (State of) Dormitory
	Authority (School Districts
	Revenue Bond Financing
	Program); Series 2012 C, RB1	5.000	10/01/2026	10/01/2022A	1,135,741
1,675,000	New York (State of) Dormitory
	Authority (School Districts
	Revenue Bond Financing
	Program); Series 2012 F, Ref. RB1	5.000	10/01/2025	10/01/2022A	1,850,523
400,000	New York (State of) Dormitory
	Authority (School Districts
	Revenue Bond Financing
	Program); Series 2012 F, Ref. RB1	5.000	10/01/2027	10/01/2022A	441,484
200,000	New York (State of) Dormitory
	Authority (School Districts
	Revenue Bond Financing
	Program); Series 2012 F, Ref. RB1	5.000	10/01/2028	10/01/2022A	220,472
1,690,000	New York (State of) Dormitory
	Authority (School Districts
	Revenue Bond Financing
	Program); Series 2012 H, Ref. RB1	5.000	10/01/2026	10/01/2022A	1,865,726
500,000	New York (State of) Dormitory
	Authority (School Districts
	Revenue Bond Financing
	Program); Series 2012 H, Ref. RB1	5.000	10/01/2027	10/01/2022A	551,585
400,000	New York (State of) Dormitory
	Authority (School Districts
	Revenue Bond Financing
	Program); Series 2012 H, Ref. RB1	5.000	10/01/2028	10/01/2022A	440,728
500,000	New York (State of) Dormitory
	Authority (School Districts
	Revenue Bond Financing
	Program); Series 2012 H, Ref. RB1	5.000	10/01/2029	10/01/2022A	550,910

30 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
New York (Continued)
$2,740,000	New York (State of) Dormitory
	Authority (School Districts
	Revenue Bond Financing
	Program); Series 2013 A, RB1	5.000%	10/01/2026	10/01/2023A $	3,135,519
2,485,000	New York (State of) Dormitory
	Authority (School Districts
	Revenue Bond Financing
	Program); Series 2013 A, RB1	5.000	10/01/2027	10/01/2023A	2,840,877
1,665,000	New York (State of) Dormitory
	Authority (School Districts
	Revenue Bond Financing
	Program); Series 2013 C, RB1	5.000	10/01/2026	10/01/2023A	1,911,187
1,885,000	New York (State of) Dormitory
	Authority (School Districts
	Revenue Bond Financing
	Program); Series 2013 C, RB1	5.000	10/01/2027	10/01/2023A	2,163,565
3,190,000	New York (State of) Dormitory
	Authority (School Districts
	Revenue Bond Financing
	Program); Series 2013 E, RB1	5.000	10/01/2026	10/01/2023A	3,650,477
1,345,000	New York (State of) Dormitory
	Authority (School Districts
	Revenue Bond Financing
	Program); Series 2017 B, Ref. RB1	5.000	10/01/2033	10/01/2027A	1,724,277
815,000	New York (State of) Dormitory
	Authority (St. John's University);
	Series 2012 A, RB1	5.000	07/01/2027	07/01/2022A	895,767
180,000	New York (State of) Dormitory
	Authority (St. John's University);
	Series 2012 A, RB1	5.000	07/01/2028	07/01/2022A	197,838
3,275,000	New York (State of) Dormitory
	Authority (St. John's University);
	Series 2012 B, RB1	5.000	07/01/2030	07/01/2022A	3,603,581
3,565,000	New York (State of) Dormitory
	Authority (St. John's University);
	Series 2012 B, RB1	5.000	07/01/2030	07/01/2022A	3,901,821
10,000	New York (State of) Dormitory
	Authority (St. John's University);
	Series 2012 B, RB1	5.000	07/01/2030	07/01/2022A	10,991
3,060,000	New York (State of) Dormitory
	Authority (State University of New
	York Dormitory Facilities); Series
	2018 A, RB1	5.000	07/01/2036	07/01/2028A	3,938,128
1,850,000	New York (State of) Dormitory
	Authority (State University of New
	York Dormitory Facilities); Series
	2018 A, RB1	5.000	07/01/2038	07/01/2028A	2,366,132

31 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
New York (Continued)
$25,000	New York (State of) Dormitory
	Authority (United Cerebral Palsy
	Affiliates Pooled Loan Program
	No. 1); Series 2002 A, Ref. RB1	5.125%	07/01/2021	03/28/2020A $	25,019
1,130,000	New York (State of) Dormitory
	Authority (Yeshiva University);
	Series 2009, Ref. RB1	5.000	09/01/2027	03/28/2020A	1,132,949
17,000,000	New York (State of) Dormitory
	Authority; Series 2012 A, Ref. RB1	5.000	12/15/2029	12/15/2022A	18,951,260
10,000,000	New York (State of) Dormitory
	Authority; Series 2012 B, RB1	5.000	03/15/2028	03/15/2022A	10,847,800
1,135,000	New York (State of) Dormitory
	Authority; Series 2012 D, RB1	5.000	02/15/2028	02/15/2022A	1,229,353
4,660,000	New York (State of) Dormitory
	Authority; Series 2012 D, RB1	5.000	02/15/2028	02/15/2022A	5,039,044
1,705,000	New York (State of) Dormitory
	Authority; Series 2015 A-1, Ref.
	RB1	4.800	12/01/2023	03/12/2022B	1,750,506
8,000,000	New York (State of) Dormitory
	Authority; Series 2018 A, RB1	5.000	03/15/2037	03/15/2028A	10,274,000
3,500,000	New York (State of) Dormitory
	Authority; Series 2018 A, RB1	5.000	03/15/2038	03/15/2028A	4,477,060
4,250,000	New York (State of) Dormitory
	Authority; Series 2018 A, RB1	5.000	07/01/2040	07/01/2028A	5,485,603
14,000,000	New York (State of) Dormitory
	Authority; Series 2018 C, Ref. RB1	5.000	03/15/2034	03/15/2028A	18,097,100
2,000,000	New York (State of) Dormitory
	Authority; Series 2018 C, Ref. RB1	5.000	03/15/2036	03/15/2028A	2,575,600
8,000,000	New York (State of) Dormitory
	Authority; Series 2018 E, Ref. RB1	5.000	03/15/2037	09/15/2028A	10,408,000
10,000,000	New York (State of) Dormitory
	Authority; Series 2018 E, Ref. RB1	5.000	03/15/2039	09/15/2028A	12,919,100
5,000,000	New York (State of) Dormitory
	Authority; Series 2018 E, Ref. RB1	5.000	03/15/2040	09/15/2028A	6,445,400
10,000,000	New York (State of) Dormitory
	Authority; Series 2019 A, Ref. RB1	5.000	03/15/2042	03/15/2029A	12,896,900
2,000,000	New York (State of) Dormitory
	Authority; Series 2020 D, Ref. RB1	4.000	02/15/2038	02/15/2030A	2,443,560
4,415,000	New York (State of) Dormitory
	Authority; Series 2020 D, Ref. RB1	4.000	02/15/2039	02/15/2030A	5,380,561
1,500,000	New York (State of) Housing
	Finance Agency (Climate Bond
	Certified/Sustainability Bonds);
	Series 2019 H, RB	1.625	05/01/2023	03/01/2021A	1,509,390
280,000	New York (State of) Housing
	Finance Agency (Division Street);
	Series 2006 A, RB1	5.000	02/15/2026	03/28/2020A	280,722
500,000	New York (State of) Housing
	Finance Agency (Golden Age
	Apartments); Series 2006 A, RB1	5.000	02/15/2037	03/28/2020A	501,040

32 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
New York (Continued)
$1,350,000	New York (State of) Housing
	Finance Agency (Secured
	Mortgage Program); Series 2001
	A, RB1	5.600%	08/15/2033	03/28/2020A $	1,353,497
825,000	New York (State of) Housing
	Finance Agency (Secured
	Mortgage Program); Series 2001
	K, RB1	5.600	02/15/2026	03/28/2020A	827,409
125,000	New York (State of) Housing
	Finance Agency (Secured
	Mortgage Program); Series 2002
	C, RB1	5.300	08/15/2022	03/28/2020A	125,359
1,060,000	New York (State of) Housing
	Finance Agency (Tri-Senior
	Development Housing); Series
	2007 A, RB1	5.100	11/15/2023	03/28/2020A	1,063,000
4,000,000	New York (State of) Housing
	Finance Agency; Series 2018 H,
	RB1	2.750	11/01/2022	03/18/2020A	4,003,480
9,985,000	New York (State of) Metropolitan
	Transportation Authority; Series
	2012 C, RB1	5.000	11/15/2028	11/15/2022A	11,084,748
10,000,000	New York (State of) Thruway
	Authority; Series 2012 I, RB1	5.000	01/01/2027	01/01/2022A	10,789,000
15,000,000	New York (State of) Thruway
	Authority; Series 2012 I, RB1	5.000	01/01/2029	01/01/2022A	16,183,500
20,500,000	New York (State of) Thruway
	Authority; Series 2012 I, RB1	5.000	01/01/2030	01/01/2022A	22,117,450
3,995,000	New York (State of) Thruway
	Authority; Series 2018 L, Ref. RB1	5.000	01/01/2035	01/01/2028A	5,101,615
100,000	New York City Health & Hospitals
	Corp.; Series 2008 A, Ref. RB1	5.500	02/15/2021	03/28/2020A	100,356
37,400,000	New York City Health & Hospitals
	Corp.; Series 2010 A, RB1	5.000	02/15/2030	03/28/2020A	37,509,956
2,215,000	New York City Housing
	Development Corp. (Ocean Gate
	Development); Series 2007 B, RB1	5.350	06/01/2025	06/01/2020A	2,239,719
35,000	New York City Housing
	Development Corp.; Series 1999
	E, RB1	6.250	05/01/2036	03/28/2020A	35,114
4,725,000	New York City Housing
	Development Corp.; Series 2010
	D-1-A, RB1	4.750	11/01/2030	05/01/2020A	4,753,634
1,850,000	New York City Housing
	Development Corp.; Series 2010
	F, RB1	4.750	11/01/2030	05/01/2020A	1,861,174
3,000,000	New York City Housing
	Development Corp.; Series 2013
	L-2-A, Ref. RB1	3.600	11/01/2033	11/01/2022A	3,145,080

33 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
New York (Continued)
$1,150,000	New York City Housing
	Development Corp.; Series 2016
	C-1-A, RB1	1.375%	05/01/2020	03/28/2020A $	1,150,851
7,125,000	New York City Housing
	Development Corp.; Series 2016,
	Ref. RB1	2.000	11/01/2020	03/13/2020A	7,134,120
3,560,000	New York Counties Tobacco Trust
	I; Series 2000 A, RB1	6.500	06/01/2035	03/28/2020A	3,563,524
3,295,000	New York Counties Tobacco Trust
	I; Series 2000 A, RB1	6.625	06/01/2042	03/28/2020A	3,298,031
75,000	New York Counties Tobacco Trust
	II; Series 2001, RB1	5.625	06/01/2035	03/28/2020A	75,302
135,000	New York Counties Tobacco Trust
	II; Series 2001, RB1	5.750	06/01/2043	03/28/2020A	137,010
985,000	New York Counties Tobacco Trust
	III; Series 2003, RB1	6.000	06/01/2043	03/13/2020A	986,724
3,395,000	New York Counties Tobacco Trust
	IV; Series 2005 A, Ref. RB1	4.750	06/01/2026	03/13/2020A	3,397,071
545,000	New York Counties Tobacco Trust
	VI; Series 2016 A, Ref. RB1	5.625	06/01/2035	07/11/2025B	595,429
9,940,000	New York Counties Tobacco Trust
	VI; Series 2016 A, Ref. RB1	6.000	06/01/2043	03/20/2029B	11,314,404
40,000	New York Counties Tobacco Trust
	VI; Series 2016 A, Ref. RB1	6.250	06/01/2025	06/05/2021B	40,244
830,000	New York Counties Tobacco Trust
	VI; Series 2016 A, Ref. RB1	6.450	06/01/2040	09/30/2034B	1,000,225
8,040,000	New York Counties Tobacco Trust
	VI; Series 2016 A, Ref. RB1	6.750	06/01/2035	03/10/2028B	8,892,240
2,095,000	New York Counties Tobacco Trust
	VI; Series 2016 A-1, Ref. RB1	5.750	06/01/2043	12/27/2034B	2,679,945
5,000,000	New York Liberty Development
	Corp. (4 World Trade Center);
	Series 2011, Ref. RB1	5.000	11/15/2031	11/15/2021A	5,356,100
10,000	New York State Environmental
	Facilities Corp. (New York City
	Municipal Water Finance Authority
	Projects - 2nd Resolution); Series
	1998 F, RB1	4.875	06/15/2020	03/28/2020A	10,030
15,000	New York State Environmental
	Facilities Corp. (New York City
	Municipal Water Finance Authority
	Projects - 2nd Resolution); Series
	2004 C, Ref. RB1	4.500	06/15/2030	03/28/2020A	15,040
12,375,000	New York State Environmental
	Facilities Corp. (New York City
	Municipal Water Finance Authority
	Projects - 2nd Resolution); Series
	2017 E, RB1	5.000	06/15/2042	06/15/2027A	15,393,634

34 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
New York (Continued)
$2,755,000	New York State Environmental
	Facilities Corp. (New York City
	Municipal Water Finance Authority
	Projects - 2nd Resolution); Series
	2018 B, RB1	5.000%	06/15/2038	06/15/2028A $	3,554,859
4,000,000	New York Transportation
	Development Corp.
	(LaGuardia Airport Terminal B
	Redevelopment); Series 2016
	A, RB1	4.000	07/01/2033	07/01/2024A	4,415,200
1,000,000	New York Transportation
	Development Corp.
	(LaGuardia Airport Terminal B
	Redevelopment); Series 2016
	A, RB1	5.000	07/01/2030	07/01/2024A	1,164,860
3,370,000	New York Transportation
	Development Corp. (LaGuardia
	Airport Terminal C & D
	Redevelopment - Delta Air Lines,
	Inc.); Series 2018, RB1	5.000	01/01/2034	01/01/2028A	4,171,588
4,250,000	New York Transportation
	Development Corp.; Series 2016
	A, RB1	5.000	07/01/2034	07/01/2024A	4,952,695
65,000	Newburgh (City of), NY Industrial
	Development Agency (Bourne &
	Kenney Redevelopment Co. LLC);
	Series 1999 A, RB1	5.650	08/01/2020	03/28/2020A	65,257
2,535,000	Newburgh (City of), NY Industrial
	Development Agency (Bourne &
	Kenney Redevelopment Co. LLC);
	Series 1999 A, RB1	5.750	02/01/2032	03/28/2020A	2,546,230
320,000	Niagara Area Development Corp.
	(Niagara University); Series 2012
	A, Ref. RB1	5.000	05/01/2026	05/01/2022A	348,736
750,000	Niagara Falls (City of), NY; Series
	2016, Ref. GO Bonds1	5.000	05/15/2028	05/15/2026A	923,145
850,000	Niagara Falls (City of), NY; Series
	2016, Ref. GO Bonds1	5.000	05/15/2029	05/15/2026A	1,045,322
700,000	Niagara Frontier Transportation
	Authority (Buffalo Niagara
	International Airport); Series 2019,
	Ref. RB1	5.000	04/01/2031	04/01/2029A	892,227
725,000	Niagara Frontier Transportation
	Authority (Buffalo Niagara
	International Airport); Series 2019,
	Ref. RB1	5.000	04/01/2033	04/01/2029A	920,170
2,635,000	Niagara Tobacco Asset
	Securitization Corp.; Series 2014,
	Ref. RB1	4.000	05/15/2029	03/28/2020A	2,658,030

35 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
New York (Continued)
$385,000	North Babylon Volunteer Fire Co.
	Inc.; Series 1997, RB1	5.750%	08/01/2022	03/28/2020A $	386,001
1,000,000	Oneida County Local Development
	Corp. (Mohawk Valley Health
	System); Series 2019, Ref. RB1	4.000	12/01/2034	12/01/2029A	1,200,850
1,000,000	Oneida County Local Development
	Corp. (Mohawk Valley Health
	System); Series 2019, Ref. RB1	4.000	12/01/2035	12/01/2029A	1,197,970
1,250,000	Oneida County Local Development
	Corp. (Mohawk Valley Health
	System); Series 2019, Ref. RB1	4.000	12/01/2036	12/01/2029A	1,493,800
1,000,000	Oneida County Local Development
	Corp. (Mohawk Valley Health
	System); Series 2019, Ref. RB1	4.000	12/01/2037	12/01/2029A	1,190,690
780,000	Onondaga (County of), NY
	Resource Recovery Agency; Series
	2019, RB1	5.000	05/01/2029	05/01/2027A	974,501
275,000	Onondaga (County of), NY
	Resource Recovery Agency; Series
	2019, RB1	5.000	05/01/2030	05/01/2027A	342,023
350,000	Onondaga (County of), NY
	Resource Recovery Agency; Series
	2019, RB1	5.000	05/01/2031	05/01/2027A	433,640
455,000	Onondaga (County of), NY
	Resource Recovery Agency; Series
	2019, RB1	5.000	05/01/2032	05/01/2027A	562,503
475,000	Onondaga (County of), NY
	Resource Recovery Agency; Series
	2019, RB1	5.000	05/01/2033	05/01/2027A	585,727
500,000	Onondaga (County of), NY
	Resource Recovery Agency; Series
	2019, RB1	5.000	05/01/2034	05/01/2027A	615,145
600,000	Onondaga (County of), NY Trust
	for Cultural Resources (Abby Lane
	Housing Corp.); Series 2017,
	Ref. RB1	5.000	05/01/2028	05/01/2027A	754,512
450,000	Onondaga (County of), NY Trust
	for Cultural Resources (Abby Lane
	Housing Corp.); Series 2017,
	Ref. RB1	5.000	05/01/2029	05/01/2027A	564,660
835,000	Onondaga (County of), NY Trust
	for Cultural Resources (Abby Lane
	Housing Corp.); Series 2017,
	Ref. RB1	5.000	05/01/2030	05/01/2027A	1,044,309
600,000	Onondaga (County of), NY Trust
	for Cultural Resources (Abby Lane
	Housing Corp.); Series 2017,
	Ref. RB1	5.000	05/01/2032	05/01/2027A	745,902

36 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
New York (Continued)
$2,250,000	Onondaga (County of), NY Trust
	for Cultural Resources (Syracuse
	University); Series 2019, Ref. RB1	5.000%	12/01/2038	12/01/2029A $	2,983,950
5,865,000	Onondaga (County of), NY Trust
	for Cultural Resources (Syracuse
	University); Series 2019, Ref. RB1	5.000	12/01/2039	12/01/2029A	7,759,336
8,025,000	Onondaga (County of), NY Trust
	for Cultural Resources (Syracuse
	University); Series 2019, Ref. RB1	5.000	12/01/2040	12/01/2029A	10,589,951
465,000	Onondaga Civic Development
	Corp. (Le Moyne College); Series
	2012, Ref. RB1	5.000	07/01/2022	07/01/2022	508,487
490,000	Onondaga Civic Development
	Corp. (Le Moyne College); Series
	2012, Ref. RB1	5.000	07/01/2023	07/01/2022A	537,114
515,000	Onondaga Civic Development
	Corp. (Le Moyne College); Series
	2012, Ref. RB1	5.000	07/01/2024	07/01/2022A	563,997
540,000	Onondaga Civic Development
	Corp. (Le Moyne College); Series
	2012, Ref. RB1	5.000	07/01/2025	07/01/2022A	590,279
1,000,000	Onondaga Civic Development
	Corp. (Upstate Properties
	Development, Inc.); Series 2011,
	RB1	5.500	12/01/2031	12/01/2021A	1,081,870
115,000	Onondaga Civic Development
	Corp.; Series 2015, Ref. RB1	5.000	10/01/2025	10/01/2025	138,934
825,000	Orange (County of), NY Industrial
	Development Agency (St. Luke's
	Hospital of Newburgh, New York);
	Series 2001 A, Ref. RB1	5.375	12/01/2021	03/28/2020A	827,904
485,000	Orange County Funding Corp.
	(Mount St. Mary College); Series
	2012 A, Ref. RB1	5.000	07/01/2020	07/01/2020	491,164
505,000	Orange County Funding Corp.
	(Mount St. Mary College); Series
	2012 A, Ref. RB1	5.000	07/01/2021	07/01/2021	530,881
530,000	Orange County Funding Corp.
	(Mount St. Mary College); Series
	2012 A, Ref. RB1	5.000	07/01/2022	07/01/2022	576,868
730,000	Orange County Funding Corp.
	(Mount St. Mary College); Series
	2012 B, Ref. RB1	5.000	07/01/2020	07/01/2020	739,278
765,000	Orange County Funding Corp.
	(Mount St. Mary College); Series
	2012 B, Ref. RB1	5.000	07/01/2021	07/01/2021	804,206
805,000	Orange County Funding Corp.
	(Mount St. Mary College); Series
	2012 B, Ref. RB1	5.000	07/01/2022	07/01/2022	876,186

37 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
New York (Continued)
$650,000	Otsego County Capital Resource
	Corp. (Hartwick College); Series
	2015 A, Ref. RB1	5.000%	10/01/2022	10/01/2022 $	675,441
700,000	Otsego County Capital Resource
	Corp. (Hartwick College); Series
	2015 A, Ref. RB1	5.000	10/01/2023	10/01/2023	736,204
660,000	Otsego County Capital Resource
	Corp. (Hartwick College); Series
	2015 A, Ref. RB1	5.000	10/01/2024	10/01/2024	701,237
500,000	Pleasantville Union Free School
	District; Series 2011, Ref. GO
	Bonds1	5.000	11/01/2024	11/01/2020A	514,930
80,000	Poughkeepsie (City of), NY
	Industrial Development Agency
	(Eastman & Bixby Redevelopment
	Co. LLC); Series 2000 A, RB1	5.900	08/01/2020	03/28/2020A	80,293
600,000	Poughkeepsie (City of), NY; Series
	2019, Ref. GO Bonds1	5.000	06/01/2031	06/01/2026A	691,692
268,287	Public Housing Capital Fund
	Revenue Trust I; Series 2012, RB1	4.500	07/01/2022	05/21/2021B	271,982
295,000	Ramapo Local Development Corp.;
	Series 2013, Ref. RB1	5.000	03/15/2028	03/15/2023A	316,980
1,200,000	Rensselaer (County of), NY
	Industrial Development Agency
	(Franciscan Heights, L.P.); Series
	2004 A, IDR1	5.375	12/01/2025	03/28/2020A	1,203,480
15,000	Rochester (City of), NY; Series
	2008 B, Ref. GO Bonds1	4.000	10/01/2020	03/28/2020A	15,036
30,000	Rochester (City of), NY; Series
	2008 B, Ref. GO Bonds1	4.250	10/01/2024	03/28/2020A	30,074
10,000	Rochester (City of), NY; Series
	2008 B, Ref. GO Bonds1	4.250	10/01/2025	03/28/2020A	10,024
575,000	Rockland (County of), NY; Series
	2012 B, GO Bonds1	5.000	12/15/2020	12/15/2020	594,412
600,000	Rockland (County of), NY; Series
	2012 B, GO Bonds1	5.000	12/15/2022	12/15/2022	668,340
95,000	Rockland Tobacco Asset
	Securitization Corp.; Series 2001,
	RB1	5.625	08/15/2035	03/28/2020A	97,477
195,000	Saratoga County Capital Resource
	Corp. (Skidmore College); Series
	2014 B, Ref. RB1	5.000	07/01/2024	07/01/2024	229,109
300,000	Spring Valley (Village of), NY;
	Series 2005, GO Bonds1	5.000	05/01/2020	03/28/2020A	301,002
310,000	Spring Valley (Village of), NY;
	Series 2005, GO Bonds1	5.000	05/01/2021	03/28/2020A	311,035
325,000	Spring Valley (Village of), NY;
	Series 2005, GO Bonds1	5.000	05/01/2022	03/28/2020A	326,014
335,000	Spring Valley (Village of), NY;
	Series 2005, GO Bonds1	5.000	05/01/2023	03/28/2020A	336,018

38 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
New York (Continued)
$350,000	Spring Valley (Village of), NY;
	Series 2005, GO Bonds1	5.000%	05/01/2024	03/28/2020A $	351,040
365,000	Spring Valley (Village of), NY;
	Series 2005, GO Bonds1	5.000	05/01/2025	03/28/2020A	366,084
385,000	Spring Valley (Village of), NY;
	Series 2007, GO Bonds1	5.000	06/15/2021	03/28/2020A	386,286
405,000	Spring Valley (Village of), NY;
	Series 2007, GO Bonds1	5.000	06/15/2022	03/28/2020A	406,337
1,050,000	St. Lawrence (County of), NY
	Industrial Development Agency
	(Clarkson University); Series 2012
	A, RB1	5.250	09/01/2033	03/01/2022A	1,124,540
300,000	St. Lawrence (County of), NY
	Industrial Development Agency
	(St. Lawrence University); Series
	2012, Ref. RB1	5.000	07/01/2024	01/01/2023A	333,282
920,000	St. Lawrence (County of), NY
	Industrial Development Agency
	(St. Lawrence University); Series
	2012, Ref. RB1	5.000	07/01/2025	01/01/2023A	1,021,246
300,000	St. Lawrence (County of), NY
	Industrial Development Agency
	(St. Lawrence University); Series
	2016 A, Ref. RB1	5.000	07/01/2028	07/01/2026A	370,734
785,000	St. Lawrence (County of), NY
	Industrial Development Agency
	(St. Lawrence University); Series
	2016 A, Ref. RB1	5.000	07/01/2030	07/01/2026A	966,806
450,000	St. Lawrence (County of), NY
	Industrial Development Agency
	(St. Lawrence University); Series
	2016 A, Ref. RB1	5.000	07/01/2031	07/01/2026A	553,104
375,000	Suffern (Village of), NY; Series
	2016, GO Bonds1	5.000	03/15/2021	03/15/2021	391,054
395,000	Suffern (Village of), NY; Series
	2016, GO Bonds1	5.000	03/15/2022	03/15/2021A	412,254
310,000	Suffern (Village of), NY; Series
	2016, GO Bonds1	5.000	03/15/2023	03/15/2021A	323,535
475,000	Suffern (Village of), NY; Series
	2016, GO Bonds1	5.000	03/15/2026	03/15/2021A	495,667
105,000	Suffolk (County of), NY Industrial
	Development Agency (Alliance
	of Long Island Agencies, Inc./
	Developmental Disabilities
	Institute, Inc. Civic Facility); Series
	2005 A-B, RB1	6.000	10/01/2020	03/28/2020A	105,088

39 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
New York (Continued)
$105,000	Suffolk (County of), NY Industrial
	Development Agency (Alliance of
	Long Island Agencies, Inc./East
	End Disability Associates, Inc. Civic
	Facility); Series 2005 A-C, RB1	6.000%	10/01/2020	03/28/2020A $	105,061
100,000	Suffolk (County of), NY Industrial
	Development Agency (Alliance of
	Long Island Agencies, Inc./Life's
	W.O.R.C., Inc. Civic Facility); Series
	2005 A-G, RB1	6.000	10/01/2020	10/01/2020	100,170
85,000	Suffolk (County of), NY Industrial
	Development Agency (Alliance of
	Long Island Agencies, Inc./Suffolk
	Hostels, Inc. Civic Facility); Series
	2005 A-F, RB1	6.000	10/01/2020	03/28/2020A	85,061
720,000	Suffolk (County of), NY
	Industrial Development Agency
	(Nissequogue Cogen Partners);
	Series 1998, Ref. RB1	5.500	01/01/2023	03/28/2020A	727,099
2,330,000	Suffolk (County of), NY Industrial
	Development Agency; Series
	1996, Ref. RB3,6	6.700	12/01/2020	12/01/2020	23
200,000	Suffolk (County of), NY Industrial
	Development Agency; Series 2007
	A-C, RB1	5.950	11/01/2022	03/28/2020A	200,100
300,000	Suffolk (County of), NY Industrial
	Development Agency; Series 2007
	A-D, RB1	5.950	11/01/2022	03/28/2020A	300,396
300,000	Suffolk (County of), NY Industrial
	Development Agency; Series 2007
	A-F, RB1	5.950	11/01/2022	03/28/2020A	300,369
400,000	Suffolk County Economic
	Development Corp. (Family
	Residences and Essential
	Enterprises, Inc.); Series 2012
	B-A, RB1	6.750	06/01/2027	02/11/2022A	413,404
1,145,000	Suffolk Tobacco Asset
	Securitization Corp.; Series 2012
	B, RB1	5.000	06/01/2021	06/01/2021	1,189,712
15,085,000	Sullivan County Infrastructure
	Local Development Corp. (Adelaar
	Infrastructure); Series 2016 A-1,
	RB1	4.850	11/01/2031	05/23/2025A	15,675,427
2,165,000	Sullivan County Infrastructure
	Local Development Corp. (Adelaar
	Infrastructure); Series 2016 B-1,
	RB1	4.850	11/01/2031	05/24/2025A	2,249,738

40 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
New York (Continued)
$2,115,000	Sullivan County Infrastructure
	Local Development Corp. (Adelaar
	Infrastructure); Series 2016 C-1,
	RB1	4.850%	11/01/2031	05/21/2025A $	2,197,781
1,395,000	Sullivan County Infrastructure
	Local Development Corp. (Adelaar
	Infrastructure); Series 2016 D-1,
	RB1	4.850	11/01/2031	05/17/2025A	1,449,600
5,110,000	Sullivan County Infrastructure
	Local Development Corp. (Adelaar
	Infrastructure); Series 2016 E-1,
	RB1	4.850	11/01/2031	05/22/2025A	5,310,005
2,205,000	Syracuse (City of), NY Industrial
	Development Agency (Carousel
	Center); Series 2016 A, Ref. RB1	5.000	01/01/2028	01/01/2026A	2,516,280
6,000,000	Syracuse (City of), NY Industrial
	Development Agency (Carousel
	Center); Series 2016 A, Ref. RB1	5.000	01/01/2030	01/01/2026A	6,798,000
8,825,000	Syracuse (City of), NY Industrial
	Development Agency (Carousel
	Center); Series 2016 A, Ref. RB1	5.000	01/01/2031	01/01/2026A	9,968,279
3,800,000	Syracuse (City of), NY Industrial
	Development Agency (Carousel
	Center); Series 2016 A, Ref. RB1	5.000	01/01/2033	01/01/2026A	4,272,568
770,000	Town of Hempstead Local
	Development Corp. (Evergreen
	Charter School); Series 2019, RB1	6.250	12/01/2022	09/14/2021B	777,623
2,470,000	Town of Hempstead Local
	Development Corp. (Evergreen
	Charter School); Series 2019,
	Ref. RB1	6.150	12/01/2029	11/27/2026B	2,609,654
11,110,000	Triborough Bridge & Tunnel
	Authority (MTA Bridges &
	Tunnels); Series 2017 B, Ref. RB1	5.000	11/15/2036	05/15/2027A	14,025,375
10,950,000	Triborough Bridge & Tunnel
	Authority (MTA Bridges &
	Tunnels); Series 2018 C, Ref. RB1	5.000	11/15/2036	11/15/2028A	14,296,977
5,000,000	Triborough Bridge & Tunnel
	Authority (MTA Bridges &
	Tunnels); Series 2018 C, Ref. RB1	5.000	11/15/2038	11/15/2028A	6,490,950
1,000,000	Troy (City of), NY Industrial
	Development Authority
	(Rensselaer Polytechnic Institute);
	Series 2002 E, RB1	5.000	09/01/2031	09/01/2021A	1,057,040
3,130,000	TSASC, Inc.; Series 2016 B, Ref. RB	5.000	06/01/2045	06/01/2027A	3,280,835
5,000,000	TSASC, Inc.; Series 2017 A, RB1	5.000	06/01/2032	06/01/2027A	6,075,450
5,000,000	TSASC, Inc.; Series 2017 A, Ref.
	RB1	5.000	06/01/2030	06/01/2027A	6,119,950
5,000,000	TSASC, Inc.; Series 2017 A, Ref.
	RB1	5.000	06/01/2031	06/01/2027A	6,095,800

41 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
New York (Continued)
$5,000,000	TSASC, Inc.; Series 2017 A, Ref.
	RB1	5.000%	06/01/2033	06/01/2027A $	6,055,700
20,000	Tuckahoe Union Free School
	District; Series 2008, GO Bonds1	4.250	09/01/2026	03/28/2020A	20,052
45,000	Valley Health Development Corp.
	(Valley Health Services); Series
	2000 A, Ref. RB1	6.750	05/20/2022	03/28/2020A	45,218
75,000	Westhampton Beach Union Free
	School District; Series 2007, GO
	Bonds1	4.600	03/01/2026	03/28/2020A	75,255
10,000	Westhampton Beach Union Free
	School District; Series 2007, GO
	Bonds1	4.625	03/01/2027	03/28/2020A	10,029
45,000	White Plains Housing
	Development Corp. (Battle Hill
	Houses, Section 8 Assisted); Series
	1996 A, Ref. RB1	6.650	02/01/2025	12/16/2022B	49,324
1,455,000	Yonkers (City of), NY Industrial
	Development Agency (Monastery
	Manor Associates, L.P.); Series
	2005, RB1	5.000	04/01/2025	03/28/2020A	1,459,569
2,000,000	Yonkers (City of), NY; Series 2011
	A, GO Bonds1	5.000	10/01/2023	10/01/2021A	2,138,300
1,000,000	Yonkers (City of), NY; Series 2011
	A, GO Bonds1	5.000	10/01/2024	10/01/2021A	1,069,150
200,000	Yonkers Economic Development
	Corp. (Lamartine/Warburton LLC
	- Charter School of Educational
	Excellence); Series 2019 A, RB1	4.000	10/15/2029	11/11/2027B	224,730
					1,579,485,201

U.S. Possessions—15.3%
33,960,000	Children's Trust Fund; Series
	2002, RB1	5.375	05/15/2033	03/28/2020A	34,894,579
38,385,000	Children's Trust Fund; Series
	2002, RB1	5.500	05/15/2039	03/28/2020A	39,537,318
1,350,000	Guam (Territory of) Power
	Authority; Series 2012 A, Ref. RB1	5.000	10/01/2020	10/01/2020	1,380,469
1,350,000	Guam (Territory of) Power
	Authority; Series 2012 A, Ref. RB1	5.000	10/01/2021	10/01/2021	1,434,550
3,185,000	Guam (Territory of) Power
	Authority; Series 2012 A, Ref. RB1	5.000	10/01/2025	10/01/2022A	3,511,972
2,690,000	Guam (Territory of) Power
	Authority; Series 2012 A, Ref. RB1	5.000	10/01/2026	10/01/2022A	2,965,348
4,000,000	Guam (Territory of) Power
	Authority; Series 2012 A, Ref. RB1	5.000	10/01/2030	10/01/2022A	4,394,960
1,435,000	Guam (Territory of); Series 2012
	B-1, RB1	5.000	01/01/2027	01/01/2022A	1,526,768

42 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
U.S. Possessions (Continued)
$3,255,000	Guam (Territory of); Series 2012
	B-1, RB1	5.000%	01/01/2028	01/01/2022A $	3,458,633
400,000	Massachusetts (State of); Series
	2006 A, GO CPI-Linked Bonds,
	FGIC4,7	2.784	07/01/2021	07/01/2021	385,500
11,250,000	Puerto Rico (Commonwealth of)
	Aqueduct & Sewer Authority;
	Series 2012 A, RB	5.250	07/01/2024	07/01/2022A	12,206,250
150,000	Puerto Rico (Commonwealth
	of) Convention Center District
	Authority; Series 2006 A, RB,
	FGIC7	5.000	07/01/2023	07/01/2023	136,125
500,000	Puerto Rico (Commonwealth of)
	Electric Power Authority; Series
	2004 PP, Ref. RB, NPFGC	5.000	07/01/2024	03/28/2020A	511,000
285,000	Puerto Rico (Commonwealth of)
	Electric Power Authority; Series
	2005 RR, RB, NPFGC	5.000	07/01/2021	03/28/2020A	289,164
50,000	Puerto Rico (Commonwealth of)
	Electric Power Authority; Series
	2005 RR, RB, NPFGC	5.000	07/01/2022	03/28/2020A	50,850
280,000	Puerto Rico (Commonwealth of)
	Electric Power Authority; Series
	2005 RR, RB, NPFGC	5.000	07/01/2024	03/28/2020A	286,160
100,000	Puerto Rico (Commonwealth of)
	Electric Power Authority; Series
	2005 SS, Ref. RB, NPFGC	5.000	07/01/2022	03/28/2020A	101,700
830,000	Puerto Rico (Commonwealth of)
	Electric Power Authority; Series
	2005 SS, Ref. RB, NPFGC	5.000	07/01/2023	03/28/2020A	846,185
5,000,000	Puerto Rico (Commonwealth of)
	Electric Power Authority; Series
	2008 WW-RSA-1, RB3	5.250	07/01/2025	07/01/2025	4,006,250
100,000	Puerto Rico (Commonwealth of)
	Electric Power Authority; Series
	2010 DDD, Ref. RB3	5.000	07/01/2022	07/01/2022	79,875
1,501,242	Puerto Rico (Commonwealth of)
	Electric Power Authority; Series
	2016 E-1, RB3	10.000	01/01/2021	01/01/2021	1,352,994
1,501,243	Puerto Rico (Commonwealth of)
	Electric Power Authority; Series
	2016 E-2, RB3	10.000	07/01/2021	07/01/2021	1,352,995
500,414	Puerto Rico (Commonwealth of)
	Electric Power Authority; Series
	2016 E-2, RB3	10.000	01/01/2022	01/01/2022	450,998
500,414	Puerto Rico (Commonwealth of)
	Electric Power Authority; Series
	2016 E-4, RB3	10.000	07/01/2022	07/01/2022	450,998

43 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
U.S. Possessions (Continued)
$90,000	Puerto Rico (Commonwealth
	of) Highway & Transportation
	Authority (Puerto Rico State
	Infrastructure Bank); Series 1998,
	RB3	5.000%	07/01/2022	07/01/2022 $	13,500
425,000	Puerto Rico (Commonwealth
	of) Highway & Transportation
	Authority (Puerto Rico State
	Infrastructure Bank); Series 1998,
	RB3	5.000	07/01/2028	02/20/2026B	63,750
50,000	Puerto Rico (Commonwealth
	of) Highway & Transportation
	Authority (Puerto Rico State
	Infrastructure Bank); Series 1998,
	RB, NPFGC1	5.000	07/01/2028	07/01/2020A	50,474
835,000	Puerto Rico (Commonwealth
	of) Highway & Transportation
	Authority; Series 2002 D, RB,
	AGC1	5.000	07/01/2027	03/28/2020A	856,259
135,000	Puerto Rico (Commonwealth
	of) Highway & Transportation
	Authority; Series 2003, RB3	5.000	07/01/2023	07/01/2023	20,250
90,000	Puerto Rico (Commonwealth
	of) Highway & Transportation
	Authority; Series 2003, RB3	5.000	07/01/2028	08/06/2026B	13,500
230,000	Puerto Rico (Commonwealth
	of) Highway & Transportation
	Authority; Series 2003, RB3	5.750	07/01/2020	12/31/2049	34,500
5,060,000	Puerto Rico (Commonwealth
	of) Highway & Transportation
	Authority; Series 2003, RB7	5.750	07/01/2021	07/01/2021	4,591,950
7,995,000	Puerto Rico (Commonwealth
	of) Highway & Transportation
	Authority; Series 2003, RB3	5.750	07/01/2022	07/01/2022	1,199,250
100,000	Puerto Rico (Commonwealth
	of) Highway & Transportation
	Authority; Series 2004 I, RB, FGIC7	5.000	07/01/2023	07/01/2023	90,750
160,000	Puerto Rico (Commonwealth
	of) Highway & Transportation
	Authority; Series 2004 I, RB, FGIC7	5.000	07/01/2025	07/01/2025	145,200
4,355,000	Puerto Rico (Commonwealth
	of) Highway & Transportation
	Authority; Series 2005 K, RB3	5.000	07/01/2021	07/01/2021	2,014,187
7,760,000	Puerto Rico (Commonwealth
	of) Highway & Transportation
	Authority; Series 2005 K, RB3	5.000	07/01/2024	07/01/2024	3,589,000
14,545,000	Puerto Rico (Commonwealth
	of) Highway & Transportation
	Authority; Series 2005 K, RB3	5.000	07/01/2025	07/01/2025	6,727,062

44 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
U.S. Possessions (Continued)
$85,000	Puerto Rico (Commonwealth
	of) Housing Finance Authority
	(Capital Fund Modernization
	Program); Series 2003, RB1	5.000%	12/01/2020	03/28/2020A $	87,246
20,400,000	Puerto Rico (Commonwealth of)
	Industrial Tourist Educational
	Medical & Environmental Control
	Facilities Financing Authority;
	Series 2000, RB	6.625	06/01/2026	03/28/2020A	21,114,000
650,000	Puerto Rico (Commonwealth of)
	Industrial Tourist Educational
	Medical & Environmental Control
	Facilities Financing Authority;
	Series 2012, Ref. RB1	5.000	04/01/2021	04/01/2021	671,886
500,000	Puerto Rico (Commonwealth of)
	Industrial Tourist Educational
	Medical & Environmental Control
	Facilities Financing Authority;
	Series 2012, Ref. RB1	5.000	10/01/2021	10/01/2021	519,615
365,000	Puerto Rico (Commonwealth of)
	Industrial Tourist Educational
	Medical & Environmental Control
	Facilities Financing Authority;
	Series 2012, Ref. RB1	5.000	10/01/2021	10/01/2021	367,836
650,000	Puerto Rico (Commonwealth of)
	Industrial Tourist Educational
	Medical & Environmental Control
	Facilities Financing Authority;
	Series 2012, Ref. RB1	5.000	04/01/2022	04/01/2022	676,748
415,000	Puerto Rico (Commonwealth of)
	Industrial Tourist Educational
	Medical & Environmental Control
	Facilities Financing Authority;
	Series 2012, Ref. RB1	5.000	10/01/2022	10/01/2022	420,092
1,495,000	Puerto Rico (Commonwealth of)
	Industrial, Tourist, Educational,
	Medical & Environmental Control
	Facilities Financing Authority
	(Ryder Memorial Hospital); Series
	1994 A, RB	6.700	05/01/2024	06/17/2022B	1,316,467
885,000	Puerto Rico (Commonwealth of)
	Infrastructure Financing Authority
	(MEPSI Campus); Series 2007
	A, RB3	6.250	10/01/2024	11/15/2022B	179,213
20,000	Puerto Rico (Commonwealth of)
	Municipal Finance Agency; Series
	2002 A, RB, AGC1	4.750	08/01/2022	03/28/2020A	20,436
500,000	Puerto Rico (Commonwealth of)
	Municipal Finance Agency; Series
	2002 A, RB, AGC1	5.000	08/01/2027	03/28/2020A	512,730

45 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
U.S. Possessions (Continued)
$70,000	Puerto Rico (Commonwealth of)
	Municipal Finance Agency; Series
	2002 A, RB, AGC1	5.250%	08/01/2021	03/28/2020A $	71,257
10,000,000	Puerto Rico (Commonwealth of)
	Municipal Finance Agency; Series
	2005 A, RB	5.250	08/01/2024	08/01/2024	9,325,000
275,000	Puerto Rico (Commonwealth
	of) Public Buildings Authority
	(Government Facilities); Series
	2002 D, Ref. RB3	5.125	07/01/2024	01/05/2024B	249,906
1,270,000	Puerto Rico (Commonwealth
	of) Public Buildings Authority
	(Government Facilities); Series
	2007 M, Ref. RB3	6.250	07/01/2023	07/01/2023	1,201,738
30,000	Puerto Rico (Commonwealth
	of) Public Buildings Authority
	(Government Facilities); Series
	2007 N, Ref. RB3	5.500	07/01/2025	07/01/2025	27,675
10,000,000	Puerto Rico (Commonwealth of)
	Public Buildings Authority; Series
	2004 I, RB3	5.250	07/01/2029	05/03/2028B	9,137,500
1,400,000	Puerto Rico (Commonwealth of)
	Public Buildings Authority; Series
	2007 M, Ref. RB3	10.000	07/01/2034	07/01/2034	1,375,500
1,250,000	Puerto Rico (Commonwealth of)
	Public Buildings Authority; Series
	2007 M-2, Ref. RB, AMBAC	10.000 8	07/01/2035	03/28/2020A	1,350,050
50,000	Puerto Rico (Commonwealth of)
	Public Buildings Authority; Series
	2009 P, Ref. RB3	6.250	07/01/2026	12/31/2049	47,000
25,000	Puerto Rico (Commonwealth of);
	Series 1998, GO Bonds3	5.000	07/01/2028	08/06/2026B	20,375
500,000	Puerto Rico (Commonwealth of);
	Series 2004 A, GO Bonds, AGC1	5.250	07/01/2020	03/28/2020A	504,870
6,155,000	Puerto Rico (Commonwealth of);
	Series 2006 A, GO Bonds, AGC4	2.784	07/01/2020	07/01/2020	6,155,000
2,715,000	Puerto Rico (Commonwealth of);
	Series 2006 A, GO Bonds3	5.250	07/01/2022	07/01/2022	2,256,844
165,000	Puerto Rico (Commonwealth of);
	Series 2007 A, GO Bonds3	5.000	07/01/2024	07/01/2024	136,744
15,000	Puerto Rico (Commonwealth of);
	Series 2007 A, GO Bonds3	5.250	07/01/2029	07/01/2029	12,469
440,000	Puerto Rico (Commonwealth of);
	Series 2007 A, Ref. GO Bonds,
	NPFGC	5.500	07/01/2020	07/01/2020	444,519
13,100,000	Puerto Rico (Commonwealth of);
	Series 2008 A, Ref. GO Bonds3	5.500	07/01/2023	07/01/2023	10,938,500
1,400,000	Puerto Rico (Commonwealth of);
	Series 2011 E, Ref. GO Bonds3	5.375	07/01/2030	07/01/2030	1,156,750

46 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
U.S. Possessions (Continued)
$240,000	Puerto Rico (Commonwealth of);
	Series 2012 A, Ref. GO Bonds3	5.500%	07/01/2026	07/01/2026 $	189,900
105,030,000	Puerto Rico Public Finance Corp.;
	Series 2011 A, RB3	6.500	08/01/2028	12/12/2027B	4,332,488
5,930,000	Puerto Rico Sales Tax Financing
	Corp.; Series 2018 A-1, RB	3.971 9	07/01/2027	08/15/2026B	5,072,641
246,000	Puerto Rico Sales Tax Financing
	Corp.; Series 2018 A-1, RB	3.973 9	07/01/2024	07/09/2023B	225,095
6,759,000	Puerto Rico Sales Tax Financing
	Corp.; Series 2018 A-1, RB	4.440 9	07/01/2029	01/12/2029B	5,483,509
487,000	Puerto Rico Sales Tax Financing
	Corp.; Series 2018 A-1, RB1	4.500	07/01/2034	07/01/2025A	535,987
19,081,000	Puerto Rico Sales Tax Financing
	Corp.; Series 2018 A-1, RB	4.542 9	07/01/2031	07/01/2028A	14,402,339
246,000	Puerto Rico Sales Tax Financing
	Corp.; Series 2018 A-1, RB1	4.550	07/01/2040	07/01/2028A	277,407
1,809,000	Puerto Rico Sales Tax Financing
	Corp.; Series 2018 A-1, RB1	4.750	07/01/2053	07/01/2028A	2,048,005
2,074,000	Puerto Rico Sales Tax Financing
	Corp.; Series 2018 A-1, RB1	5.000	07/01/2058	07/01/2028A	2,378,608
665,000	Puerto Rico Sales Tax Financing
	Corp.; Series 2018 A-1, RB	5.090 9	07/01/2033	07/01/2028A	468,000
1,000	Puerto Rico Sales Tax Financing
	Corp.; Series 2018 A-1, RB	5.894 9	07/01/2046	07/01/2028A	298
1,000	Puerto Rico Sales Tax Financing
	Corp.; Series 2018 A-1, RB	5.951 9	07/01/2051	07/01/2028A	216
2,504,000	Puerto Rico Sales Tax Financing
	Corp.; Series 2019 A-2, RB1	4.329	07/01/2040	07/01/2028A	2,782,946
75,000	Puerto Rico Sales Tax Financing
	Corp.; Series 2019 A-2, RB1	4.536	07/01/2053	07/01/2028A	83,729
1,004,000	Puerto Rico Sales Tax Financing
	Corp.; Series 2019 A-2, RB1	4.784	07/01/2058	07/01/2028A	1,134,771
810,000	Tobacco Settlement Financing
	Corp.; Series 2001, RB1	5.000	05/15/2031	03/28/2020A	811,936
8,500,000	University of Puerto Rico; Series
	2006 P, Ref. RB	5.000	06/01/2022	03/28/2020A	8,500,000
7,410,000	University of Puerto Rico; Series
	2006 Q, RB	5.000	06/01/2023	06/01/2023	7,400,738
300,000	University of Puerto Rico; Series
	2006 Q, RB	5.000	06/01/2030	12/22/2028B	298,125
660,000	Virgin Islands (Government of)
	(Matching Fund Loan Note -
	Diago); Series 2009 A, RB	6.750	10/01/2037	03/28/2020A	661,267
1,500,000	Virgin Islands (Government of)
	Public Finance Authority (Federal
	Highway Grant Anticipation
	Revenue Loan Note); Series 2015,
	RB1	5.000	09/01/2033	09/01/2025A	1,689,975

47 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

Principal				Effective
Amount		Coupon	Maturity	Maturity*	Value
U.S. Possessions (Continued)
$50,000	Virgin Islands (Government of)
	Public Finance Authority (Virgin
	Islands Gross Receipts Taxes Loan
	Note); Series 2006, Ref. RB1	5.000%	10/01/2027	03/28/2020A $	50,827
280,000	Virgin Islands (Government of)
	Public Finance Authority (Virgin
	Islands Gross Receipts Taxes Loan
	Note); Series 2006, Ref. RB1	5.000	10/01/2028	03/28/2020A	284,628
230,000	Virgin Islands (Government of)
	Public Finance Authority (Virgin
	Islands Gross Receipts Taxes Loan
	Note); Series 2012, Ref. RB1	4.000	10/01/2022	12/08/2021B	240,520
585,000	Virgin Islands (Government of)
	Public Finance Authority (Virgin
	Islands Matching Fund Loan
	Note); Series 2010 A, RB	5.000	10/01/2020	10/01/2020	589,458
20,000	Virgin Islands (Government of)
	Public Finance Authority (Virgin
	Islands Matching Fund Loan
	Notes); Series 2009 C, Ref. RB	5.000	10/01/2022	03/28/2020A	20,050
3,380,000	Virgin Islands (Government of)
	Public Finance Authority; Series
	2006, RB1	5.000	10/01/2023	03/28/2020A	3,435,838
850,000	Virgin Islands (Government of)
	Public Finance Authority; Series
	2006, RB1	5.000	10/01/2024	03/28/2020A	864,059
3,760,000	Virgin Islands (Government of)
	Public Finance Authority; Series
	2006, RB1	5.000	10/01/2025	03/28/2020A	3,822,190
1,715,000	Virgin Islands (Government of)
	Public Finance Authority; Series
	2006, RB1	5.000	10/01/2026	03/28/2020A	1,743,349
100,000	Virgin Islands (Government of)
	Water & Power Authority (Electric
	System); Series 2003, RB	4.500	07/01/2020	03/28/2020A	100,193
125,000	Virgin Islands (Government of)
	Water & Power Authority (Electric
	System); Series 2003, RB	4.500	07/01/2028	03/28/2020A	125,190
					275,373,521
Total Municipal Bonds and Notes (Cost $1,882,855,450)					1,854,858,722

48 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Shares	Value
Common Stock—0.3%
2,137 CMS Liquidating Trust6,10,11 (Cost
$6,838,400)	$5,342,500

Total Investments, at Value (Cost $1,889,724,158)—103.2%	1,860,201,222
Floating Rate Note Obligations—(2.7)
Notes with interest and fee rate of 1.18% at 2/29/2020 and contractual maturity of collateral
of 08/01/202012	(48,250,000)
Borrowings—
(0.5)	(10,200,000)
Net Other Assets (Liabilities)—0.0	374,008
Net Assets—100.0%	$ 1,802,125,230

Footnotes to Schedule of Investments

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity. B. Optional call date; corresponds to the most conservative yield calculation.

1.All or a portion of the security position has been pledged for collateral to cover borrowings. See Note 10 of the accompanying Notes.

2.Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

3.This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

4.Security represents the underlying municipal bond with respect to an inverse floating rate security held by the

Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

5.Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

6.The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying

Notes.

7.This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

8.This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

9.Zero coupon bond reflects effective yield on the original acquisition date.

10.Non-income producing security.

11.Received as a result of a corporate action.

12.Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 29, 2020. At February 29, 2020, the Fund's investments with a value of $108,077,173 are held by TOB

Trusts and serve as collateral for the $48,250,000 in the floating rate note obligations outstanding at that date.

To simplify the listings of securities, abbreviations are used per the table below:

AGC	Assured Guaranty Corp.
AMBAC	AMBAC Indemnity Corp.
CPI	Consumer Price Index
FGIC	Financial Guaranty Insurance Company.
FHA	Federal Housing Agency/Authority
GO	General Obligation
IDR	Industrial Development Revenue Bonds

49 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

JFK	John Fitzgerald Kennedy
MTA	Metropolitan Transportation Authority
NPFGC	National Public Finance Guarantee Corp.
NYC	New York City
RB	Revenue Bonds
Ref	Refunding
YMCA	Young Men's Christian Assoc.

See accompanying Notes to Financial Statements.

50 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES February 29, 2020

Assets
Investments at value (cost $1,889,724,158) —see accompanying schedule of investments	$1,860,201,222
Receivables and other assets:
Interest	20,090,539
Investments matured, at value (cost $5,612,672)	4,126,252
Shares of beneficial interest sold	1,779,353
Other	1,041,380
Total assets	1,887,238,746

Liabilities
Amount due to custodian	493,793
Payables and other liabilities:
Payable for short-term floating rate notes issued	48,250,000
Payable for borrowings	10,200,000
Investments purchased	21,656,835
Shares of beneficial interest redeemed	2,645,027
Dividends	567,868
Trustees' compensation	420,108
Distribution and service plan fees	419,156
Transfer and shareholder servicing agent fees	183,640
Shareholder communications	74,422
Advisory fees	38,879
Interest expense on borrowings	21,699
Administration fees	1,441
Other	140,648
Total liabilities	85,113,516

Net Assets	$1,802,125,230

Composition of Net Assets
Shares of beneficial interest	$2,203,091,748
Total accumulated loss	(400,966,518)
Net Assets	$1,802,125,230

51 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,370,660,783 and
439,007,161 shares of beneficial interest outstanding)	$3.12
Maximum offering price per share (net asset value plus sales charge of 2.50% of offering price)	$3.20

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $195,347,070 and 62,950,025 shares of
beneficial interest outstanding)	$3.10

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$235,989,223 and 75,579,230 shares of beneficial interest outstanding)	$3.12

Class R6 Shares:
Net asset value, redemption price and offering price per share (based on net assets of $128,154
and 41,033 shares of beneficial interest outstanding)	$3.12

See accompanying Notes to Financial Statements.

52 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT

OF OPERATIONS

	Two Months Ended	Year Ended
	February 29, 2020	December 31, 2019
Investment Income
Interest	$10,414,828	$67,037,001
Expenses
Advisory fees	1,153,038	7,058,633
Administration fees	42,739	150,310
Distribution and service plan fees:
Class A	542,819	3,085,497
Class C	322,880	2,944,415
Transfer and shareholder servicing agent fees:
Class A	160,744	1,026,484
Class C	23,406	251,567
Class Y	27,404	163,390
Class R6	10	9
Shareholder communications:
Class A	14,251	46,525
Class C	2,072	10,130
Class Y	2,433	7,922
Class R6	1	1
Borrowing fees	199,438	1,279,060
Interest expense and fees on short-term floating rate notes issued	160,154	1,003,113
Interest expense on borrowings	56,853	296,925
Trustees' compensation	4,165	36,195
Custodian fees and expenses	2,430	12,619
Other	50,431	221,576
Total expenses	2,765,268	17,594,371
Less waivers and reimbursements of expenses	(3)	(2)
Net expenses	2,765,265	17,594,369

Net Investment Income	7,649,563	49,442,632

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(7,940,222)	(11,691,002)
Net change in unrealized appreciation/(depreciation) on investment
transactions	42,780,899	84,069,674

Net Increase in Net Assets Resulting from Operations	$42,490,240	$121,821,304

See accompanying Notes to Financial Statements.

53 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	Two Months Ended	Year Ended	Year Ended
	February 29, 2020	December 31, 2019	December 31, 2018
Operations
Net investment income	$7,649,563	$49,442,632	$45,206,669

Net realized gain (loss)	(7,940,222)	(11,691,002)	(292,371,191)

Net change in unrealized appreciation/(depreciation)	42,780,899	84,069,674	417,629,558
Net increase in net assets resulting from operations	42,490,240	121,821,304	170,465,036

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable
earnings:
Class A	(6,558,733)	(42,982,279)	(37,821,447)
Class B	—	—	(5,903)
Class C	(715,798)	(7,207,733)	(9,960,071)
Class Y	(1,211,042)	(7,338,117)	(5,349,116)
Class R6	(673)	(613)	—
Total distributions from distributable earnings
	(8,486,246)	(57,528,742)	(53,136,537)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A	6,744,020	125,612,091	(109,496,975)
Class B	—	—	(1,242,260)
Class C	(5,524,456)	(194,003,712)	(82,979,675)
Class Y	6,972,700	47,252,278	17,794,762
Class R6	578	124,586	—
Total beneficial interest transactions
	8,192,842	(21,014,757)	(175,924,148)

Net Assets
Total increase (decrease)	42,196,836	43,277,805	(58,595,649)

Beginning of period	1,759,928,394	1,716,650,589	1,775,246,238
End of period
	$1,802,125,230	$1,759,928,394	$1,716,650,589

See accompanying Notes to Financial Statements.

54 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

	Two Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A	February 29,	December	December	December	December	December
	2020	31, 2019	31, 2018	31, 2017	31, 2016	31, 2015
Per Share Operating Data
Net asset value, beginning of
period	$3.06	$2.95	$2.76	$2.95	$3.01	$3.16
Income (loss) from investment
operations:
Net investment income1	0.01	0.09	0.08	0.08	0.10	0.12
Net realized and unrealized
gain (loss)	0.07	0.12	0.20	(0.18)	(0.05)	(0.15)
Total from investment
operations	0.08	0.21	0.28	(0.10)	0.05	(0.03)
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.02)	(0.10)	(0.09)	(0.09)	(0.11)	(0.12)
Net asset value, end of period	$3.12	$3.06	$2.95	$2.76	$2.95	$3.01

Total Return, at Net Asset
Value2	2.45%	7.27%	10.38%	(3.51)%	1.64%	(1.02)%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$1,370,661	$1,338,074	$1,168,856	$1,198,772	$1,613,157	$1,854,409
Average net assets (in
thousands)	$1,353,061	$1,263,024	$1,170,781	$1,486,082	$1,753,650	$2,155,732
Ratios to average net assets:3
Net investment income	2.67%	2.91%	2.77%	2.85%	3.29%	3.73%
Expenses excluding specific
expenses listed below	0.76%	0.75%	0.85%	0.82%	0.88%	0.78%
Interest and fees from
borrowings	0.09%	0.09%	0.12%	0.12%	0.08%	0.05%
Interest and fees on short-term
floating rate notes issued4	0.05%	0.06%	0.06%	0.02%	0.02%	0.02%
Total expenses	0.90%	0.90%	1.03%	0.96%	0.98%	0.85%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	0.90%	0.90%	1.03%5	0.96%	0.98%	0.85%
Portfolio turnover rate5	1%	11%	36%	9%	21%	9%

55 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

56 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

	Two Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class C	February 29,	December	December	December	December	December
	2020	31, 2019	31, 2018	31, 2017	31, 2016	31, 2015
Per Share Operating Data
Net asset value, beginning of
period	$3.04	$2.93	$2.74	$2.93	$3.00	$3.14
Income (loss) from investment
operations:
Net investment income1	0.01	0.06	0.06	0.06	0.08	0.09
Net realized and unrealized
gain (loss)	0.06	0.13	0.20	(0.18)	(0.06)	(0.13)
Total from investment
operations	0.07	0.19	0.26	(0.12)	0.02	(0.04)
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.01)	(0.08)	(0.07)	(0.07)	(0.09)	(0.10)
Net asset value, end of period	$3.10	$3.04	$2.93	$2.74	$2.93	$3.00

Total Return, at Net Asset
Value2	2.34%	6.51%	9.63%	(4.27)%	0.55%	(1.45)%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$195,347	$197,113	$377,338	$432,706	$670,317	$787,924
Average net assets (in
thousands)	$196,948	$294,020	$401,597	$574,072	$741,999	$911,014
Ratios to average net assets:3
Net investment income	1.92%	2.15%	2.02%	2.13%	2.54%	2.97%
Expenses excluding specific
expenses listed below	1.51%	1.51%	1.61%	1.57%	1.63%	1.53%
Interest and fees from
borrowings	0.09%	0.09%	0.12%	0.12%	0.08%	0.05%
Interest and fees on short-term
floating rate notes issued4	0.05%	0.06%	0.06%	0.02%	0.02%	0.02%
Total expenses	1.65%	1.66%	1.79%	1.71%	1.73%	1.60%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	1.65%	1.66%	1.79%	1.71%	1.73%	1.60%
Portfolio turnover rate5	1%	11%	36%	9%	21%	9%

57 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

58 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

	Two Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class Y	February 29,	December	December	December	December	December
	2020	31, 2019	31, 2018	31, 2017	31, 2016	31, 2015
Per Share Operating Data
Net asset value, beginning of
period	$3.06	$2.95	$2.76	$2.95	$3.01	$3.16
Income (loss) from investment
operations:
Net investment income1	0.01	0.10	0.09	0.09	0.11	0.12
Net realized and unrealized
gain (loss)	0.07	0.12	0.20	(0.18)	(0.05)	(0.14)
Total from investment
operations	0.08	0.22	0.29	(0.09)	0.06	(0.02)
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.02)	(0.11)	(0.10)	(0.10)	(0.12)	(0.13)
Net asset value, end of period	$3.12	$3.06	$2.95	$2.76	$2.95	$3.01

Total Return, at Net Asset
Value2	2.49%	7.53%	10.65%	(3.28)%	1.89%	(0.77)%

Ratios/Supplemental Data
Net assets, end of period (in
thousands)	$235,989	$224,615	$170,457	$142,546	$166,668	$154,422
Average net assets (in
thousands)	$230,768	$201,623	$152,814	$184,382	$159,564	$193,158
Ratios to average net assets:3
Net investment income	2.92%	3.15%	3.02%	3.04%	3.53%	3.97%
Expenses excluding specific
expenses listed below	0.51%	0.51%	0.60%	0.57%	0.63%	0.53%
Interest and fees from
borrowings	0.09%	0.09%	0.12%	0.12%	0.08%	0.05%
Interest and fees on short-term
floating rate notes issued4	0.05%	0.06%	0.06%	0.02%	0.02%	0.02%
Total expenses	0.65%	0.66%	0.78%	0.71%	0.73%	0.60%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	0.65%	0.66%	0.78%	0.71%	0.73%	0.60%
Portfolio turnover rate5	1%	11%	36%	9%	21%	9%

59 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

60 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

	Two Months	Period
	Ended	Ended
Class R6	February 29, December 31,
	2020	20191
Per Share Operating Data
Net asset value, beginning of period	$3.06	$3.05
Income (loss) from investment operations:
Net investment income2	0.02	0.06
Net realized and unrealized gain	0.06	0.02
Total from investment operations	0.08	0.08
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.07)
Net asset value, end of period	$3.12	$3.06

Total Return, at Net Asset Value3	2.50%	2.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$128	$125
Average net assets (in thousands)	$127	$33
Ratios to average net assets:4
Net investment income	2.95%	3.20%
Expenses excluding specific expenses listed below	0.48%	0.47%
Interest and fees from borrowings	0.09%	0.09%
Interest and fees on short-term floating rate notes issued5	0.05%	0.06%
Total expenses	0.62%	0.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian
expenses	0.61%	0.61%
Portfolio turnover rate6	1%	11%

1.For the period from after the close of business on May 24, 2019 (inception of offering) to December 31, 2019.

2.Calculated based on the average shares outstanding during the period.

3.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.Annualized for periods less than one full year.

5.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

61 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS February 29, 2020

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Rochester Limited Term New York Municipal Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Rochester Limited Term New York Municipal Fund (the "Acquired Fund" or "Predecessor Fund"). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the "Reorganization Date") through the transfer of all of its assets and liabilities to the Fund (the "Reorganization").

Effective February 29, 2020, the Fund's fiscal year end changed from December 31 to the last day in February.

The Fund's investment objective is to seek tax free-income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class

A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit

62 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and

63 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D. Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America ("GAAP"), are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E. Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund's uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders "exempt-interest dividends", as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 shares are allocated

64 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H. Indemnifications - Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds ("TOBs"), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund ("TOB Trusts") in exchange for cash and residual interests in the TOB Trusts' assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund's net asset value to be more volatile than if it had

65 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event ("liquidity shortfall"). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund's investment assets, and the related floating rate notes reflected as Fund liabilities under the caption "Payable for short-term floating rate notes issued" on the Statement of Assets and Liabilities. The carrying amount of the Fund's floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of "Interest expense and fees on short-term floating rate notes issued" on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Volcker Rule") prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities' investments in, and relationships with, "covered funds", as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as "sponsors" of TOB Trusts. These duties may be performed by a third-party service provider. The Fund's expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing,

66 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the "Risk Retention Rules"). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust's municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund's ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund's net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

J. Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund's investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

K. Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

67 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund's average daily net assets as follows:

Fee Schedule*

Up to $100 million	0.50%
Next $150 million	0.45
Next $1.75 billion	0.40
Next $3 billion	0.39
Next $5 billion	0.38
Over $10 billion	0.37

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the two months ended February 29, 2020, the effective advisory fee rate incurred by the Fund was 0.39%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.82%, 1.57%, 0.57% and 0.47%, respectively, of the Fund's average daily net assets (the "expense limits"). In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the two months ended February 29, 2020, the Adviser reimbursed fund expenses of $3 for Class R6.

68 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the two months ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Citibank, N.A. serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. ("IIS") pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the two months ended February 29, 2020, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. ("IDI") to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A and Class C shares (collectively the "Plan"). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the two months ended February 29, 2020, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the two months ended February 29, 2020, IDI advised the Fund that IDI retained $4,393 in front-end sales commissions from the sale of Class A shares and $6,524 and $440 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

69 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

				Level 3—
		Level 1—	Level 2—	Significant
		Unadjusted	Other Significant	Unobservable
		Quoted Prices Observable Inputs		Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$	— $	1,579,485,178	$23	$1,579,485,201
U.S. Possessions		—	275,373,521	—	275,373,521
Common Stock		—	—	5,342,500	5,342,500
Total Investments, at Value		—	1,854,858,699	5,342,523	1,860,201,222
Other Financial Instruments:
Investments Matured		—	4,126,252	—	4,126,252
Total Assets	$	— $	1,858,984,951	$5,342,523	$1,864,327,474

70 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Note 4 - Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the "Plan") for the Fund's Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund's projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	18,555
Accumulated Liability as of February 29, 2020	151,391

Certain trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees' fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

Note 5 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank, N.A., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

71 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Note 6 – Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders for the Two Months Ended February 29, 2020 and the Fiscal Years Ended December 31, 2019 and December 31, 2018:

	February 29,	December 31,	December 31,
	2020	2019	2018
Ordinary income	$9,222	$576,143	$456,743
Ordinary income - Tax-Exempt	8,477,024	56,952,599	52,679,794
Total distributions	$8,486,246	$57,528,742	$53,136,537

Tax Components of Net Assets at Period-End:

		2020
Undistributed Tax Exempt Income		$40,057,229
Undistributed	Appreciation/(Depreciation)	(41,977,601)
	"
Temporary book/tax differences		(983,544)
Capital loss carryforward		(398,062,602)
Shares of beneficial interest		2,203,091,748
Total net assets		$1,802,125,230

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to tax treatment of interest on defaulted bonds, TOBs and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2020, which expires as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration $	30,054,661	$368,007,941	$398,062,602

*Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

72 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Note 7 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the two months ended February 29, 2020 was $30,535,889 and $14,227,894, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$113,640,039
Aggregate unrealized (depreciation) of investments	(155,617,640)
Net unrealized depreciation of investments	$(41,977,601)

Cost of investments for tax purposes is $1,906,305,075.

Note 8 – Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of defaulted bonds and bond market discounts, on February 29, 2020, undistributed net investment income was increased by $767,909, undistributed net realized gain (loss) was decreased by $767,909. This reclassification had no effect on the net assets of the Fund.

Note 9 - Share Information

Transactions in shares of beneficial interest were as follows:

	Two Months Ended		Year Ended December 31,		Year Ended December 31,
	February 29, 20201			20192		2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	7,436,592	$23,018,905	38,639,062	$117,325,551	29,152,121	$84,391,195
Automatic
Conversion
Class C
to Class A
Shares	1,563,838	4,855,276	51,971,451	159,265,381	—	—
Dividends
and/or
distributions
reinvested	1,684,259	5,237,836	11,929,412	36,361,392	10,950,809	31,613,916
Redeemed	(8,517,145)	(26,367,997)	(61,599,101)	(187,340,233)	(78,888,530)	(225,502,086)
Net increase	2,167,544	$6,744,020	40,940,824	$125,612,091	(38,785,600)	$(109,496,975)
(decrease)

73 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

Two Months Ended		Year Ended December 31,		Year Ended December 31,
February 29, 20201			20192		2018
Shares	Amount	Shares	Amount	Shares	Amount

Class B

Sold	—	$—	—	$—	1	$3
Dividends
and/or
distributions
reinvested	—	—	—	—	1,597	4,448
Redeemed3	—	—	—	—	(445,799)	(1,246,711)
Net increase	— $	—	— $	—	(444,201)	$(1,242,260)
(decrease)

Class C
Sold	1,340,683	$4,123,225	7,643,214	$23,018,840	5,791,966	$16,578,900
Dividends
and/or
distributions
reinvested	178,358	551,094	2,035,685	6,144,165	3,051,986	8,756,445
Automatic
Conversion
Class C	(1,573,978)	(4,855,276)	(52,309,312)	(159,265,381)	—	—
to Class A
Shares
Redeemed	(1,738,856)	(5,343,499)	(21,200,802)	(63,901,336)	(38,083,748)	(108,315,020)
Net increase	(1,793,793)	$(5,524,456)	(63,831,215)	$(194,003,712)	(29,239,796)	$(82,979,675)
(decrease)

Class Y
Sold	4,369,871	$13,520,947	28,162,858	$85,436,352	23,800,981	$68,691,083
Dividends
and/or
distributions
reinvested	333,563	1,037,394	2,189,621	6,676,525	1,628,222	4,709,200
Redeemed	(2,448,632)	(7,585,641)	(14,756,792)	(44,860,599)	(19,387,728)	(55,605,521)
Net increase	2,254,802	$6,972,700	15,595,687	$47,252,278	6,041,475	$17,794,762
(decrease)

Class R64
Sold	—	$—	40,727	$124,218	—	$—
Dividends
and/or
distributions
reinvested	186	578	120	368	—	—
Redeemed	—	—	—	—	—	—
Net increase	186	$578	40,847	$124,586	—	$—
(decrease)

1.There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 56% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2.There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 57% of

74 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

3.All outstanding Class B shares converted to Class A shares on June 1, 2018.

4.Commencement date after the close of business on May 24, 2019.

Note 10 - Borrowings

The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act, which provides that a fund generally may not borrow money greater than 33 1/3 of the Fund's total assets.

On May 24, 2019, the Fund entered into a $2.5 billion Revolving Credit and Security Agreement with conduit lenders and Citibank N.A. which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds. This revolving agreement is secured by the assets of the Fund. In connection with this agreement, for the period January 1, 2020 to February 29, 2020, the Fund incurred fees of $256,291. The average daily balance of borrowings under this agreement is $19,303,333 with a average interest rate of 1.76%. The carrying amount of the Trust's payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the credit agreement are shown in the Statement of Operations as Interest expense on borrowings.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the two months ended February 29, 2020 were $48,250,000 and 2.02%, respectively.

Note 11 - Subsequent Event

During the first quarter of 2020, the World Health Organization declared the Coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Funds' ability to achieve their investment objectives. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the "CARES Act," was signed into law on March 27, 2020 by President Trump. The Act is a $2 trillion stimulus package to help individuals, businesses and hospitals in response to the economic distress caused by the COVID-19 crisis. The Adviser is assessing the components of the Act and the impacts to the Fund should be immaterial.

75 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Oppenheimer Rochester® Limited Term New York Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Rochester® Limited Term New York Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the "Fund") as of February 29, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statement of Operations and Statement of
Changes in Net Assets	Financial Highlights

For the period from January 1, 2020 through	For the period from January 1, 2020 through
February 29, 2020 and the year ended December	February 29, 2020 and the year ended December
31, 2019	31, 2019 for Class A, Class C and Class Y
For the period from January 1, 2020 through
February 29, 2020 and the period from May 24,
2019 (inception of offering) through December
31, 2019 for Class R6

The financial statements of Invesco Oppenheimer Rochester® Limited Term New York Municipal Fund (formerly known as Oppenheimer Rochester® Limited Term New York Municipal Fund) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 22, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

76 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP Houston, Texas

April 27, 2020

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

77 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its two months ended February 29, 2020:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	99.89%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

78 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•Fund reports and prospectuses

•Quarterly statements

•Daily confirmations

•Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund's Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.'s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

79 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust"), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INTERESTED TRUSTEE

Martin L. Flanagan 1 — 1960	2007	Executive Director, Chief Executive Officer and	229	None
Trustee and Vice Chair		President, Invesco Ltd. (ultimate parent of
Invesco and a global investment management
firm); Trustee and Vice Chair, The Invesco
Funds; Vice Chair, Investment Company
Institute; and Member of Executive Board,
SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

80 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944	2003 Chairman, Crockett Technologies Associates
Trustee and Chair	(technology consulting company)
Formerly: Director, Captaris (unified
messaging provider); Director, President and
Chief Executive Officer, COMSAT Corporation;
Chairman, Board of Governors of INTELSAT
(international communications company); ACE
Limited (insurance company); Independent
Directors Council and Investment Company
Institute: Member of the Audit Committee,
Investment Company Institute; Member of
the Executive Committee and Chair of the
Governance Committee, Independent Directors
Council

229Director and

Chairman of the

Audit Committee,

ALPS (Attorneys

Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation

Committee, Ferroglobe

PLC (metallurgical

company)

David C. Arch – 1945	2010 Chairman of Blistex Inc. (consumer health	229	Board member of the
Trustee	care products manufacturer); Member, World		Illinois Manufacturers'
	Presidents' Organization		Association

Beth Ann Brown – 1968	2019 Independent Consultant	229	Director, Board of
Trustee	Formerly: Head of Intermediary Distribution,		Directors of Caron
Engineering Inc.;
	Managing Director, Strategic Relations,		Advisor, Board of
	Managing Director, Head of National		Advisors of Caron
	Accounts, Senior Vice President, National		Engineering Inc.;
	Account Manager and Senior Vice President,		President and
	Key Account Manager, Columbia Management		Director, of Acton
	Investment Advisers LLC; Vice President, Key		Shapleigh Youth
	Account Manager, Liberty Funds Distributor,		Conservation Corps
	Inc.; and Trustee of certain Oppenheimer		(non -profit); and
	Funds		President and Director
of Grahamtastic
Connection (non-
profit)
Jack M. Fields – 1952	2003 Chief Executive Officer, Twenty First Century
Trustee	Group, Inc. (government affairs company);
and Chairman, Discovery Learning Alliance
(non-profit)
Formerly: Owner and Chief Executive Officer,
Dos Angeles Ranch L.P. (cattle, hunting,
corporate entertainment); Director, Insperity,
Inc. (formerly known as Administaff) (human
resources provider); Chief Executive Officer,
Texana Timber LP (sustainable forestry
company); Director of Cross Timbers Quail
Research Ranch (non-profit); and member of
the U.S. House of Representatives

229Member, Board of Directors of Baylor

College of Medicine

81 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES (CONTINUED)

Cynthia Hostetler —1962	2017 Non-Executive Director and Trustee of a
Trustee	number of public and private business
corporations
Formerly: Director, Aberdeen Investment
Funds (4 portfolios); Head of Investment
Funds and Private Equity, Overseas Private
Investment Corporation; President, First
Manhattan Bancorporation, Inc.; Attorney,
Simpson Thacher & Bartlett LLP

229Vulcan Materials

Company

(construction materials

company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex);

Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961	2016 Professor and Dean, Mays Business School -	229	Insperity, Inc. (formerly
Trustee	Texas A&M University		known as Administaff)
	Formerly: Professor and Dean, Walton College		(human resources
			provider)
	of Business, University of Arkansas and E.J.
	Ourso College of Business, Louisiana State
	University; Director, Arvest Bank
Elizabeth Krentzman – 1959	2019 Formerly: Principal and Chief Regulatory
Trustee	Advisor for Asset Management Services and
U.S. Mutual Fund Leader of Deloitte & Touche
LLP; General Counsel of the Investment
Company Institute (trade association);
National Director of the Investment
Management Regulatory Consulting Practice,
Principal, Director and Senior Manager of
Deloitte & Touche LLP; Assistant Director of
the Division of Investment Management -
Office of Disclosure and Investment Adviser
Regulation of the U.S. Securities and Exchange
Commission and various positions with the
Division of Investment Management – Office
of Regulatory Policy of the U.S. Securities and
Exchange Commission; Associate at Ropes &
Gray LLP.; and Trustee of certain Oppenheimer
Funds

229Trustee of the

University of Florida

National Board

Foundation; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center

Association, Inc. Board

of Trustees and Audit

Committee Member

82 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES (CONTINUED)

Anthony J. LaCava, Jr. – 1956 2019	Formerly: Director and Member of the Audit
Trustee	Committee, Blue Hills Bank (publicly traded
financial institution) and Managing Partner,
KPMG LLP

229Blue Hills Bank;

Chairman of Bentley University; Member, Business School Advisory Council; and Nominating

Committee, KPMG LLP

Prema Mathai-Davis – 1950 2003 Retired229None Trustee

Formerly; Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self- Directed Investor)

Joel W. Motley – 1952	2019 Director of Office of Finance, Federal Home
Trustee	Loan Bank System; Member of the Vestry
of Trinity Wall Street; Managing Director of
Carmona Motley Hoffman, Inc. (privately held
financial advisor); Member of the Council
on Foreign Relations and its Finance and
Budget Committee; Chairman Emeritus of
Board of Human Rights Watch and Member
of its Investment Committee; and Member
of Investment Committee and Board of
Historic Hudson Valley (non-profit cultural
organization).
Formerly: Managing Director of Public Capital
Advisors, LLC (privately held financial advisor);
Managing Director of Carmona Motley
Hoffman, Inc. (privately held financial advisor);
Trustee of certain Oppenheimer Funds; and
Director of Columbia Equity Financial Corp.
(privately held financial advisor)

229Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment

Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis

Reporting (non-profit

journalism)

Teresa M. Ressel — 1962	2017 Non-executive director and trustee of a
Trustee	number of public and private business
corporations
Formerly: Chief Financial Officer, Olayan
America, The Olayan Group (international
investor/commercial/industrial); Chief
Executive Officer, UBS Securities LLC; Group
Chief Operating Officer, Americas, UBS AG;
Assistant Secretary for Management & Budget
and CFO, US Department of the Treasury

229Atlantic Power

Corporation (power

generation company); ON Semiconductor Corp. (semiconductor supplier)

83 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES
(CONTINUED)

Ann Barnett Stern – 1957	2017	President and Chief Executive Officer, Houston	229	Federal Reserve Bank
Trustee		Endowment Inc. (private philanthropic		of Dallas
institution)
Formerly: Executive Vice President and
General Counsel, Texas Children's Hospital;
Attorney, Beck, Redden and Secrest, LLP;
Business Law Instructor, University of St.
Thomas; Attorney, Andrews & Kurth LLP

Robert C. Troccoli – 1949	2016	Retired	229	None
Trustee		Formerly: Adjunct Professor, University of

Denver – Daniels College of Business, Senior
Partner, KPMG LLP
Daniel S. Vandivort –1954	2019 Treasurer, Chairman of the Audit and Finance
Trustee	Committee, and Trustee, Board of Trustees,
Huntington Disease Foundation of America;
and President, Flyway Advisory Services LLC
(consulting and property management).
Formerly: Trustee and Governance Chair, of
certain Oppenheimer Funds

229Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945	2019 Retired
Trustee	Formerly: Managing Partner, Deloitte & Touche

LLP; Trustee and Chairman of the Audit
Committee, Schroder Funds; Board Member,
Mile High United Way, Boys and Girls Clubs,
Boy Scouts, Colorado Business Committee
for the Arts, Economic Club of Colorado
and Metro Denver Network (economic
development corporation); and Trustee of
certain Oppenheimer Funds

229Board member

and Chairman of Audit Committee

of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson –	2017 Retired
1957	Formerly: Director, TD Asset Management USA
Trustee, Vice Chair and Chair
Designate	Inc. (mutual fund complex) (22 portfolios);
Managing Partner, CT2, LLC (investing and
consulting firm); President/Chief Executive
Officer, Columbia Funds, Bank of America
Corporation; President/Chief Executive Officer,
CDC IXIS Asset Management Services, Inc.;

229ISO New England,

Inc. (non-profit

organization

managing regional electricity market)

84 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years

Since

INDEPENDENT TRUSTEES
(CONTINUED)

Christopher L. Wilson		Principal & Director of Operations, Scudder
Continued		Funds, Scudder, Stevens & Clark, Inc.; Assistant
Vice President, Fidelity Investments

85 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS

Sheri Morris — 1964	2003	Head of Global Fund Services, Invesco Ltd.;	N/A	N/A
President, Principal Executive		President, Principal Executive Officer and
Officer and Treasurer		Treasurer, The Invesco Funds; Vice President,
Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); and Vice President,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-
Traded Self-Indexed Fund Trust, and Vice
President, OppenheimerFunds, Inc.
Formerly: Vice President and Principal
Financial Officer, The Invesco Funds; Vice
President, Invesco AIM Advisers, Inc., Invesco
AIM Capital Management, Inc. and Invesco
AIM Private Asset Management, Inc.; Assistant
Vice President and Assistant Treasurer, The
Invesco Funds and Assistant Vice President,
Invesco Advisers, Inc., Invesco AIM Capital
Management, Inc. and Invesco AIM Private
Asset Management, Inc.; and Treasurer,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust and Invesco
Actively Managed Exchange-Traded Fund Trust

Russell C. Burk — 1958	2005	Senior Vice President and Senior Officer, The	N/A	N/A
Senior Vice President and		Invesco Funds
Senior Officer

Jeffrey H. Kupor – 1968	2018	Head of Legal of the Americas, Invesco	N/A	N/A
Senior Vice President, Chief		Ltd.; Senior Vice President and Secretary,
Legal Officer and Secretary		Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); Senior Vice President
and Secretary, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Vice President and Secretary, Invesco
Investment Services, Inc. (formerly known
as Invesco AIM Investment Services, Inc.)
Senior Vice President, Chief Legal Officer and
Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers
LLC (formerly known as Van Kampen Asset
Management); Secretary and General Counsel,
Invesco Capital Markets, Inc. (formerly known
as Van Kampen Funds Inc.) and Chief Legal

86 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)		Officer, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco
India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-
Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Secretary, W.L.
Ross & Co., LLC
Formerly: Secretary and Vice President,
Jemstep, Inc.; Head of Legal, Worldwide
Institutional, Invesco Ltd.; Secretary and
General Counsel, INVESCO Private Capital
Investments, Inc.; Senior Vice President,
Secretary and General Counsel, Invesco
Management Group, Inc. (formerly known
as Invesco AIM Management Group,
Inc.); Assistant Secretary, INVESCO Asset
Management (Bermuda) Ltd.; Secretary and
General Counsel, Invesco Private Capital, Inc.;
Assistant Secretary and General Counsel,
INVESCO Realty, Inc.; Secretary and General
Counsel, Invesco Senior Secured Management,
Inc.; and Secretary, Sovereign G./P. Holdings
Inc.

Andrew R. Schlossberg –	2019	Head of the Americas and Senior Managing	N/A	N/A
1974		Director, Invesco Ltd.; Director and Senior
Senior Vice President		Vice President, Invesco Advisers, Inc. (formerly
known as Invesco Institutional (N.A.), Inc.)
(registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment
Services, Inc.) (registered transfer agent);
Senior Vice President, The Invesco Funds;
Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset
Management); Director, President and
Chairman, Invesco Insurance Agency, Inc.
Formerly: Director, Invesco UK Limited;
Director and Chief Executive, Invesco Asset
Management Limited and Invesco Fund
Managers Limited; Assistant Vice President,
The Invesco Funds; Senior Vice President,
Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); Director and Chief
Executive, Invesco Administration Services

87 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Andrew R. Schlossberg		Limited and Invesco Global Investment
(Continued)		Funds Limited; Director, Invesco Distributors,
Inc.; Head of EMEA, Invesco Ltd.; President,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II and Invesco
India Exchange-Traded Fund Trust; Managing
Director and Principal Executive Officer,
Invesco Capital Management LLC

John M. Zerr — 1962	2006	Chief Operating Officer of the Americas;	N/A	N/A
Senior Vice President		Senior Vice President, Invesco Advisers, Inc.
(formerly known as Invesco Institutional
(N.A.), Inc.) (registered investment adviser);
Senior Vice President, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Director and Vice President, Invesco
Investment Services, Inc. (formerly known as
Invesco AIM Investment Services, Inc.) Senior
Vice President, The Invesco Funds; Managing
Director, Invesco Capital Management LLC;
Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset
Management); Senior Vice President, Invesco
Capital Markets, Inc. (formerly known as
Van Kampen Funds Inc.); Manager, Invesco
Indexing LLC; Manager, Invesco Specialized
Products, LLC; Director and Senior Vice
President, Invesco Insurance Agency, Inc.;
Member, Invesco Canada Funds Advisory
Board; Director, President and Chief Executive
Officer, Invesco Corporate Class Inc. (corporate
mutual fund company); and Director,
Chairman, President and Chief Executive
Officer, Invesco Canada Ltd. (formerly known
as Invesco Trimark Ltd./Invesco Trimark Ltèe)
(registered investment adviser and registered
transfer agent)
Formerly: Director and Senior Vice President,
Invesco Management Group, Inc. (formerly
known as Invesco AIM Management Group,
Inc.); Secretary and General Counsel, Invesco
Management Group, Inc. (formerly known
as Invesco AIM Management Group, Inc.);
Secretary, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment
Services, Inc.); Chief Legal Officer and

88 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

John M. Zerr (Continued)		Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers
LLC (formerly known as Van Kampen Asset
Management); Secretary and General Counsel,
Invesco Capital Markets, Inc. (formerly known
as Van Kampen Funds Inc.); Chief Legal
Officer, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco
India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-
Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Director,
Secretary, General Counsel and Senior Vice
President, Van Kampen Exchange Corp.;
Director, Vice President and Secretary, IVZ
Distributors, Inc. (formerly known as INVESCO
Distributors, Inc.); Director and Vice President,
INVESCO Funds Group, Inc.; Director and Vice
President, Van Kampen Advisors Inc.; Director,
Vice President, Secretary and General Counsel,
Van Kampen Investor Services Inc.; Director
and Secretary, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Director, Senior Vice President, General
Counsel and Secretary, Invesco AIM Advisers,
Inc. and Van Kampen Investments Inc.;
Director, Vice President and Secretary, Fund
Management Company; Director, Senior Vice
President, Secretary, General Counsel and Vice
President, Invesco AIM Capital Management,
Inc.; Chief Operating Officer and General
Counsel, Liberty Ridge Capital, Inc. (an
investment adviser)

Gregory G. McGreevey - 1962	2012	Senior Managing Director, Invesco Ltd.;	N/A	N/A
Senior Vice President		Director, Chairman, President, and Chief
Executive Officer, Invesco Advisers, Inc.
(formerly known as Invesco Institutional
(N.A.), Inc.) (registered investment adviser);
Director, Invesco Mortgage Capital, Inc. and
Invesco Senior Secured Management, Inc.;
and Senior Vice President, The Invesco Funds;
and President, SNW Asset Management
Corporation and Invesco Managed Accounts,
LLC
Formerly: Senior Vice President, Invesco

89 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Gregory G. McGreevey		Management Group, Inc. and Invesco Advisers,
(Continued)		Inc.; Assistant Vice President, The Invesco
Funds

Kelli Gallegos – 1970	2008	Principal Financial and Accounting Officer	N/A	N/A
Vice President, Principal		– Investments Pool, Invesco Specialized
Financial Officer and Assistant		Products, LLC; Vice President, Principal
Treasurer		Financial Officer and Assistant Treasurer,
The Invesco Funds; Principal Financial and
Accounting Officer – Pooled Investments,
Invesco Capital Management LLC; Vice
President and Treasurer, Invesco Exchange-
Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund
Trust and Invesco Exchange-Traded Self-
Indexed Fund Trust; Vice President, Invesco
Advisers, Inc.
Formerly: Assistant Treasurer, Invesco
Specialized Products, LLC; Assistant Treasurer,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-
Traded Self-Indexed Fund Trust; Assistant
Treasurer, Invesco Capital Management LLC;
Assistant Vice President, The Invesco Funds

Crissie M. Wisdom – 1969	2013	Anti-Money Laundering and OFAC Compliance	N/A	N/A
Anti-Money Laundering		Officer for Invesco U.S. entities including;
Compliance Officer		Invesco Advisers, Inc. and its affiliates, Invesco
Capital Markets, Inc., Invesco Distributors, Inc.,
Invesco Investment Services, Inc., The Invesco
Funds, Invesco Capital Management, LLC,
Invesco Trust Company; and Fraud Prevention
Manager for Invesco Investment Services, Inc.

Robert R. Leveille – 1969	2016	Chief Compliance Officer, Invesco Advisers,	N/A	N/A
Chief Compliance Officer		Inc. (registered investment adviser); and Chief
Compliance Officer, The Invesco Funds
Formerly: Chief Compliance Officer, Putnam
Investments and the Putnam Funds

90 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's Statement of Additional Information for information on the Fund's sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young,	Independent Trustees	Invesco Investment	Citibank, N.A.
LLP	Goodwin Procter LLP	Services, Inc.	111 Wall Street
2005 Market Street,	901 New York Avenue, N.W.	11 Greenway Plaza,	New York, NY 10005
Suite 2600	Washington, D.C. 20001	Suite 1000
Philadelphia, PA 19103-7018		Houston, TX
77046-1173

91 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

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1NTD

92 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

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93 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

INVESCO'S PRIVACY NOTICE Continued

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94 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

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95 INVESCO OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Explore High-Conviction Investing with Invesco

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Invesco Distributors, Inc.	O-ROLTNYM-AR-1 04272020

Shareholder Report for the

Two Months Ended 2/29/20

Invesco

Oppenheimer

Rochester®

Municipals Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund's name was Oppenheimer Rochester® Fund Municipals. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, "OppenheimerFunds"). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco's Client Services team at 800-959-4246.

Table of Contents
Fund Performance Discussion"	4
Top Holdings and Allocations"	8
Fund Expenses"	12
Schedule of Investments"	14
Statement of Assets and Liabilities"	48
Statement of Operations"	50
Statement of Changes in Net Assets"	51
Financial Highlights"	52
Notes to Financial Statements"	56
Report of Independent Registered Public Accounting Firm"	"70
Tax Information"	72
Portfolio Proxy Voting Policies and Guidelines; Updates to
Schedule of Investments"	73
Trustees and Officers"	74
Invesco's Privacy Notice"	86

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/29/20

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays
			Municipal Bond Index

1-Year	15.38%	10.45%	9.46%
5-Year	7.38	6.45	4.01
10-Year	6.55	6.09	4.51

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where "without sales charge" is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual's investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

3 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Fund Performance Discussion

PERFORMANCE SUMMARY

For the one-year period ended February 29, 2020, the Fund's Class A shares (without sales charge) returned 15.38%, outperforming the Bloomberg Barclays Municipal Bond Index, the Fund's benchmark (the "Index"), which returned 9.46%.

For the two-month period ended February 29, 2020, the Fund's Class A shares (without sales charge) returned 5.18%, outperforming the Index, which returned 3.11%. Please note that the fiscal year end for the Fund has changed to February 29, 2020.

MARKET CONDITIONS AND YOUR FUND

New York benefits from a broad-based and well-diversified economy, with a median household income higher than the US national median. New York's economy is subject to volatility due to the significance of the financial services industry to its economic base. New York's gross domestic product, the value of all goods and services produced in the state, rose to $1.74 trillion in the third quarter of 2019, which makes New York the third-largest economy in the US.1 As of December 2019, the state's unemployment rate was 3.9%, which is higher than the national unemployment rate of 3.5%.2 New York has improved its financial management practices in recent years by enacting on-time budgets, developing a consensus revenue forecasting mechanism and addressing longstanding growth in spending. Although New York's financial performance was strained during the 2007- 2009 recession, we believe its approach to budgeting has become more sustainable and more focused on structural solutions than in the past. However, New York continues to face potential headwinds stemming from federal tax reform, increasing health care expenditures, public school funding and growing transportation needs. Favorably, New York's pension liabilities remain well funded compared to other states.

The broad municipal bond market experienced positive returns for the sixth consecutive year at the close of 2019, and performance remained strong throughout the fiscal year. Investment grade municipal bonds returned 9.46% and high yield municipal bonds returned 14.40% during the fiscal year.3 Investment grade and high yield municipals were among the best performing asset classes over the fiscal year.

The tax changes made as a result of the Tax Cuts and Jobs Act (TCJA) of 2017 were a key driver of strong municipal demand in 2019. We believe that these tax changes have yet to be fully realized and should continue

4 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

to drive municipal bond performance into 2020. During the fiscal year, municipal bonds withstood significant interest rate volatility that saw the 10-year US Treasury yield trade from as high as 2.79% and as low as 1.13% where it ended the fiscal year.4 The municipal bond market performed positively over the one-year period, as technical conditions (favorable demand and supply balances) continued to provide tailwinds.

Despite favorable growth and labor trends, the US Federal Reserve (the Fed) lowered the federal funds rate three times by a quarter of a percentage point each in July, September and October 2019, citing uncertainty about the global economic outlook.5 On October 30, 2019, after the third cut, the Fed indicated that any further changes would be based on economic data.

Throughout 2019 we saw heightened demand for perceived safe-haven assets due to economic uncertainty. However, developments in the fourth quarter led investors to favor riskier investments as many of the perceived major threats looming over markets subsided. The US and China reached a phase one trade deal, Congress settled on a funding "deal in principle" eliminating the risk of a government shutdown and the UK election results set the stage for an orderly exit from the European Union on January 31, 2020.

New issuance of municipal bonds totaled

$438 billion for the fiscal year, an increase of 25% from the previous fiscal year.6 Flows into the municipal bond asset class were positive for the fiscal year.7 Municipal bond fund flows totaled $97.2 billion from February 2019 through February 2020.5

The end of the fiscal year brought a major market shift as macroeconomic concerns regarding the global outbreak of the Coronavirus (COVID-19) dominated as the virus spread globally at the beginning of 2020. Significant equity sell-offs incited a general flight to quality assets, such as municipal bonds. This resulted in a strong rally in February 2020.

At the close of the fiscal year, we believed municipal fundamentals remained strong. We also believed the cap on state and local tax (SALT) deductions combined with volatility seen in the equity markets would continue to drive municipal demand through 2020.

Over the fiscal year, security selection in many sectors – including tobacco, sales tax revenue, and highways/commuter facilities, respectively

-significantly contributed to the Fund's performance. General Obligation bonds and municipal leases, among other sectors, were also strong contributors to the Fund's relative performance. Security selection in the real estate management and development sector, less than 1% of the Fund's holdings, was a detractor from the Fund's relative performance.

During the fiscal year, leverage contributed to the Fund's performance. The Fund achieved

5 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

a leveraged position through the use of inverse floating rate securities and tender option bonds (TOBs). Exposure to TOBs aided performance due to the price appreciation in municipal holdings when interest rates declined. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund's use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund's investments. Investors are reminded that the Fund is not and will not be managed based on predictions of interest rate changes.

Thank you for investing in Invesco Oppenheimer Rochester Municipals Fund and for sharing our long-term investment horizon.

1 Source: Bureau of Economic Analysis

2 Source: Bureau of Labor Statistics

3 Source: Bloomberg Barclays

4 Source: US Department of the Treasury

5 Source: US Federal Reserve

6 Source: The Bond Buyer

7 Source: Strategic Insight

Portfolio Managers: Troy Willis, Mark Paris,

Michael Camarella, Scott Cottier, Timothy

O'Reilly, Julius Williams

The views and opinions expressed in management's discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund.

6 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

7 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Dedicated Tax	21.9%
Tobacco Settlement	12.0
Higher Education	10.5
Other Transportation	7.0
Tollroad	5.7
Industrial Development Revenue/	5.3
Pollution Control Revenue

Local General Obligation	4.8
Hospital	3.9
Water/Sewer	3.8
Other Revenue	3.7

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of February 29, 2020 and are based on total market value of investments.

For more current Fund holdings, please visit invesco.com.

CREDIT ALLOCATION

	NRSRO-	Adviser-
	Rated	Rated	Total
AAA	1.5%	0.5%	2.0%
AA	43.1	0.0	43.1
A	15.1	0.0	15.1
BBB	9.8	4.4	14.2
BB or lower	11.2	14.4	25.6
Total	80.7%	19.3%	100.0%

The percentages above are based on the market value of the securities as of February 29, 2020 and are subject to change. Invesco Advisers, Inc. determines the credit allocation of the Fund's assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the adviser, Invesco Advisers, Inc., converts that security's rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the adviser's credit analysis process is consistent or comparable with any NRSRO's process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs' four highest categories – AAA, AA, A and BBB – are investment-grade securities. For further details, please consult the Fund's prospectus or Statement of Additional Information.

8 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/29/20

	Inception				Since
	Date	1-Year	5-Year	10-Year	Inception
Class A (RMUNX)	5/15/86	15.38%	7.38%	6.55%	6.56%
Class C (RMUCX)	3/17/97	14.48	6.53	5.67	5.32
Class Y (RMUYX)	4/28/00	15.58	7.60	6.73	6.13
Class R6 (IORUX)*	5/24/19	15.58	7.42	6.57	N/A
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/29/20

	Inception				Since
	Date	1-Year	5-Year	10-Year	Inception
Class A (RMUNX)	5/15/86	10.45%	6.45%	6.09%	6.43%
Class C (RMUCX)	3/17/97	13.48	6.53	5.67	5.32
Class Y (RMUYX)	4/28/00	15.58	7.60	6.73	6.13
Class R6 (IORUX)*	5/24/19	15.58	7.42	6.57	N/A

*Class R6 shares' performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund's Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class

A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements.

9 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Invesco Oppenheimer Rochester Municipals Fund (Class A shares with sales charge)

Bloomberg Barclays Municipal Bond Index

Consumer Price Index

$20,000

$18,059

15,000	$15,538

$11,935

10,000

5,000

0
	|	|	|	|	|	|	|	|	|	|	|
2/28/10		2/28/11	2/29/12	2/28/13	2/28/14	2/28/15	2/29/16	2/28/17	2/28/18	2/28/19	2/29/20

Performance quoted is past performance and cannot guarantee future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front- end sales charge or contingent deferred sales charge, which would have reduced the performance of certain shares. The current maximum initial sales charge for Class A shares is 4.25% and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class Y and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C and Class Y shares of the predecessor fund were reorganized into Class A, Class C and Class Y shares, respectively, of the Fund. Class R6 shares' performance shown prior to the inception date is that of the predecessor fund's Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares' performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class Y and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns of the Fund will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund's performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, which is an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The Fund's performance is also compared to the U.S. Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged, and an investment cannot be made into an index. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund's performance and does not predict or depict

10 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

performance of the Fund. The Fund's performance reflects the effects of the Fund's business and operating expenses.

Investments in tobacco settlement bonds, which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco. com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

11 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 29, 2020.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During 6 Months Ended February 29, 2020" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the "hypothetical" section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	September 1, 2019	February 29, 2020	February 29, 2020
Class A	$ 1,000.00	$ 1,043.10	$4.68
Class C	1,000.00	1,039.30	8.50
Class Y	1,000.00	1,044.30	3.41
Class R6	1,000.00	1,044.50	3.26
Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.29	4.63
Class C	1,000.00	1,016.56	8.41
Class Y	1,000.00	1,021.53	3.37
Class R6	1,000.00	1,021.68	3.22

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 29, 2020 are as follows:

Class	Expense Ratios

Class A	0.92%

Class C	1.67
Class Y	0.67
Class R6	0.64

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund's Adviser. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund's prospectus. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

13 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS February 29, 2020

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—102.6%
New York—84.5%
$1,750,000	Albany (County of), NY Airport Authority;
	Series 2018 A, RB1	5.000%	12/15/2043 $	2,209,585
2,585,000	Albany (County of), NY Airport Authority;
	Series 2018 A, RB1	5.000	12/15/2048	3,243,348
335,000	Albany (County of), NY Airport Authority;
	Series 2018 B, RB1	5.000	12/15/2033	424,978
250,000	Albany (County of), NY Airport Authority;
	Series 2018 B, RB1	5.000	12/15/2034	316,577
320,000	Albany (County of), NY Industrial Development
	Agency (Rehabilitation Support Services, Inc.
	(The)); Series 1993 A, RB1	8.375	06/01/2023	320,675
1,760,000	Albany (County of), NY Industrial Development
	Agency (Sage Colleges (The)); Series 1999
	A, RB	5.300	04/01/2029	1,750,514
315,000	Albany (County of), NY Parking Authority;
	Series 2018 A, Ref. RB1	5.000	07/15/2025	375,833
300,000	Albany Capital Resource Corp. (Empire
	Commons Student Housing, Inc.); Series 2016
	A, Ref. RB1	5.000	05/01/2027	373,389
200,000	Albany Capital Resource Corp. (Empire
	Commons Student Housing, Inc.); Series 2016
	A, Ref. RB1	5.000	05/01/2032	245,444
2,575,000	Amherst Development Corp. (Daemen
	College); Series 2018, Ref. RB1	4.000	10/01/2037	2,794,029
2,345,000	Amherst Development Corp. (Daemen
	College); Series 2018, Ref. RB1	5.000	10/01/2043	2,743,040
2,000,000	Amherst Development Corp. (Daemen
	College); Series 2018, Ref. RB1	5.000	10/01/2048	2,331,400
1,000,000	Amherst Development Corp. (UBF Faculty-
	Student Housing Corp. - Greiner & Hadley
	Refunding Projects at SUNY Buffalo); Series
	2017 A, Ref. RB1	5.000	10/01/2045	1,227,510
47,000,000	Battery Park (City of), NY Authority; Series
	2019 D-1, Ref. VRD RB1	1.110 2	11/01/2038	47,000,000
3,000,000	Battery Park City Authority; Series 2019, RB1	4.000	11/01/2044	3,626,940
2,620,000	Brookhaven (City of), NY Industrial
	Development Agency (Enecon Corp.); Series
	2007 B, RB1	6.300	11/01/2033	2,634,358
1,235,000	Brookhaven Local Development Corp.
	(Jefferson's Ferry); Series 2016, Ref. RB1	5.250	11/01/2036	1,479,406
2,750,000	Brooklyn Arena Local Development Corp.
	(Barclays Center); Series 2016 A, Ref. RB1	5.000	07/15/2026	3,293,510
2,250,000	Brooklyn Arena Local Development Corp.
	(Barclays Center); Series 2016 A, Ref. RB1	5.000	07/15/2028	2,703,397
7,500,000	Brooklyn Arena Local Development Corp.
	(Barclays Center); Series 2016 A, Ref. RB1	5.000	07/15/2030	8,973,975
77,535,000	Brooklyn Arena Local Development Corp.
	(Barclays Center); Series 2016 A, Ref. RB1	5.000	07/15/2042	90,491,874
	14	INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$1,770,000	Buffalo & Erie County Industrial Land
	Development Corp. (Buffalo State College
	Foundation Housing Corp.); Series 2011, RB1	5.375%	10/01/2041 $	1,858,872
870,000	Buffalo & Erie County Industrial Land
	Development Corp. (Buffalo State College
	Foundation Housing Corp.); Series 2011, RB1	6.000	10/01/2031	919,416
500,000	Buffalo & Erie County Industrial Land
	Development Corp. (Catholic Health System);
	Series 2015, RB1	5.250	07/01/2035	595,790
1,500,000	Buffalo & Erie County Industrial Land
	Development Corp. (Charter School for Applied
	Technology); Series 2017 A, Ref. RB1	4.500	06/01/2027	1,714,950
840,000	Buffalo & Erie County Industrial Land
	Development Corp. (Charter School for Applied
	Technology); Series 2017 A, Ref. RB1	5.000	06/01/2035	964,715
140,000	Buffalo & Erie County Industrial Land
	Development Corp. (Global Concepts Charter
	School Program); Series 2018, Ref. RB1	5.000	10/01/2032	177,237
150,000	Buffalo & Erie County Industrial Land
	Development Corp. (Global Concepts Charter
	School Program); Series 2018, Ref. RB1	5.000	10/01/2033	189,493
500,000	Buffalo & Erie County Industrial Land
	Development Corp. (Global Concepts Charter
	School Program); Series 2018, Ref. RB1	5.000	10/01/2037	626,020
300,000	Buffalo (City of), NY Municipal Water Finance
	Authority; Series 2015 A, Ref. RB1	5.000	07/01/2029	361,806
150,000	Buffalo (City of), NY Municipal Water Finance
	Authority; Series 2015 A, Ref. RB1	5.000	07/01/2030	180,540
210,000	Buffalo (City of), NY Municipal Water Finance
	Authority; Series 2015 A, Ref. RB1	5.000	07/01/2031	252,319
245,000	Buffalo (City of), NY Municipal Water Finance
	Authority; Series 2015 A, Ref. RB1	5.000	07/01/2032	293,858
1,525,000	Build NYC Resource Corp. (Bronx Lighthouse
	Charter School); Series 2018, RB1	5.000	06/01/2038	1,736,289
2,415,000	Build NYC Resource Corp. (Bronx Lighthouse
	Charter School); Series 2018, RB1	5.000	06/01/2048	2,732,283
8,000,000	Build NYC Resource Corp. (Chapin School);
	Series 2017, Ref. RB1	5.000	11/01/2047	12,852,240
1,300,000	Build NYC Resource Corp. (Children's Aid
	Society (The)); Series 2019, RB1	4.000	07/01/2049	1,538,732
880,000	Build NYC Resource Corp. (Manhattan
	College); Series 2017, Ref. RB1	5.000	08/01/2032	1,102,631
1,500,000	Build NYC Resource Corp. (Manhattan
	College); Series 2017, Ref. RB1	5.000	08/01/2036	1,849,395
4,430,000	Build NYC Resource Corp. (Manhattan
	College); Series 2017, Ref. RB1	5.000	08/01/2047	5,373,413
1,100,000	Build NYC Resource Corp. (Methodist
	Hospital); Series 2014, Ref. RB1	5.000	07/01/2026	1,273,833
500,000	Build NYC Resource Corp. (Methodist
	Hospital); Series 2014, Ref. RB1	5.000	07/01/2030	573,295
	15	INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$1,100,000	Build NYC Resource Corp. (New Dawn Charter
	Schools); Series 2019, RB1	5.625%	02/01/2039 $	1,199,880
1,330,000	Build NYC Resource Corp. (New Dawn Charter
	Schools); Series 2019, RB1	5.750	02/01/2049	1,445,564
1,500,000	Build NYC Resource Corp. (Pratt Paper, Inc.);
	Series 2014, Ref. RB1	4.500	01/01/2025	1,630,470
3,250,000	Build NYC Resource Corp. (Pratt Paper, Inc.);
	Series 2014, Ref. RB1	5.000	01/01/2035	3,666,130
860,000	Build NYC Resource Corp. (YMCA of Greater
	New York); Series 2012, RB1	5.000	08/01/2032	946,077
2,430,000	Bushnell's Basin Fire Association Inc.; Series
	2005 B, RB1	5.750	11/01/2030	2,431,045
200,000	Cattaraugus (County of), NY (St. Bonaventure
	University); Series 2014, RB1	5.000	05/01/2034	228,434
250,000	Cattaraugus (County of), NY (St. Bonaventure
	University); Series 2014, RB1	5.000	05/01/2039	283,560
510,000	Cattaraugus County Capital Resource Corp.
	(St. Bonaventure University Ref.); Series 2016
	A, Ref. RB1	5.000	05/01/2030	614,672
540,000	Cattaraugus County Capital Resource Corp.
	(St. Bonaventure University Ref.); Series 2016
	A, Ref. RB1	5.000	05/01/2031	647,600
95,000	Chautauqua (City & County of), NY Utility
	District; Series 2006, GO Bonds1	5.000	06/01/2023	95,265
105,000	Chautauqua (City & County of), NY Utility
	District; Series 2006, GO Bonds1	5.000	06/01/2025	105,293
355,000	Chemung (County of), NY Industrial
	Development Agency (Hathorn Redevelopment
	Co.); Series 2001 A, IDR1	4.850	07/01/2023	356,651
1,515,000	Chemung (County of), NY Industrial
	Development Agency (Hathorn Redevelopment
	Co.); Series 2001 A, IDR1	5.000	07/01/2033	1,520,984
1,525,000	City of Albany Capital Resource Corp. (College
	of St. Rose (The)); Series 2011 A, RB1	5.375	07/01/2026	1,578,192
1,315,000	City of Albany Capital Resource Corp. (College
	of St. Rose (The)); Series 2011 A, RB1	5.625	07/01/2031	1,360,762
8,165,000	City of Albany Capital Resource Corp. (College
	of St. Rose (The)); Series 2011 A, RB1	5.875	07/01/2041	8,438,772
400,000	City of Albany Capital Resource Corp. (Empire
	Commons Student Housing, Inc.); Series 2016
	A, Ref. RB1	5.000	05/01/2028	496,132
550,000	City of Albany Capital Resource Corp. (Empire
	Commons Student Housing, Inc.); Series 2016
	A, Ref. RB1	5.000	05/01/2029	680,515
350,000	City of Albany Capital Resource Corp. (Empire
	Commons Student Housing, Inc.); Series 2016
	A, Ref. RB1	5.000	05/01/2030	431,567
350,000	City of Albany Capital Resource Corp. (Empire
	Commons Student Housing, Inc.); Series 2016
	A, Ref. RB1	5.000	05/01/2031	430,353

16 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$1,000,000	Dutchess (County of), NY Water & Wastewater
	Authority; Series 1998 1, RB	5.392%3	06/01/2027 $	911,530
650,000	Dutchess County Local Development Corp.
	(Health Quest Systems, Inc.); Series 2010 A,
	RB1	5.750	07/01/2040	660,393
1,195,000	Dutchess County Local Development Corp.
	(Health Quest Systems, Inc.); Series 2014 A,
	RB1	5.000	07/01/2044	1,406,945
1,255,000	Dutchess County Local Development Corp.
	(Health Quest Systems, Inc.); Series 2016 A,
	Ref. RB1	5.000	07/01/2030	1,533,660
2,715,000	Dutchess County Local Development Corp.
	(Health Quest Systems, Inc.); Series 2016 B,
	RB1	5.000	07/01/2035	3,281,946
25,775,000	Dutchess County Local Development Corp.
	(Health Quest Systems, Inc.); Series 2016 B,
	RB1	5.000	07/01/2046	30,603,173
2,335,000	Dutchess County Local Development Corp.
	(Marist College); Series 2015 A, RB1	5.000	07/01/2036	2,808,211
680,000	Dutchess County Local Development Corp.
	(Nuvance Health); Series 2019 B, RB1	4.000	07/01/2044	791,214
1,700,000	Dutchess County Local Development Corp.
	(Nuvance Health); Series 2019 B, RB1	4.000	07/01/2049	1,964,894
840,000	Dutchess County Local Development Corp.
	(Vassar College); Series 2017, Ref. RB1	5.000	07/01/2034	1,054,612
840,000	Dutchess County Local Development Corp.
	(Vassar College); Series 2017, Ref. RB1	5.000	07/01/2036	1,047,539
1,205,000	Dutchess County Local Development Corp.
	(Vassar College); Series 2017, Ref. RB1	5.000	07/01/2037	1,498,357
2,535,000	Dutchess County Local Development Corp.
	(Vassar College); Series 2017, Ref. RB1	5.000	07/01/2042	3,126,973
1,565,000	East Rochester Housing Authority (Jefferson
	Park Association L.P.); Series 1999, RB1	6.750	03/01/2030	1,565,782
2,270,000	Elmira (City of), NY Housing Authority
	(Eastgate Apartments L.P.); Series 2007, RB1	6.250	06/01/2044	2,272,815
5,000,000	Erie Tobacco Asset Securitization Corp.; Series
	2005 A, RB1	5.000	06/01/2038	5,002,650
194,300,000	Erie Tobacco Asset Securitization Corp.; Series
	2005 D, RB	8.223 3	06/01/2055	14,504,495
434,000,000	Erie Tobacco Asset Securitization Corp.; Series
	2006 A, RB	7.645 3	06/01/2060	12,742,240
300,000	Franklin (County of), NY Solid Waste
	Management Authority; Series 2015 A, RB1	5.000	06/01/2025	352,347
910,000	Franklin (County of), NY Solid Waste
	Management Authority; Series 2019, RB1	4.000	06/01/2025	1,023,086
950,000	Franklin (County of), NY Solid Waste
	Management Authority; Series 2019, RB1	4.000	06/01/2026	1,084,700
985,000	Franklin (County of), NY Solid Waste
	Management Authority; Series 2019, RB1	4.000	06/01/2027	1,139,310
	17	INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$55,000	Genesee (County of), NY Industrial
	Development Agency (United Memorial
	Medical Center); Series 2007, Ref. RB1	5.000%	12/01/2032 $	55,131
5,495,000	Glen Cove Local Economic Assistance Corp.
	(Tiegerman School); Series 2018 A, RB1	5.500	07/01/2044	5,964,658
9,530,000	Hempstead Town Local Development Corp.
	(Evergreen Charter School); Series 2019, Ref.
	RB1	6.800	12/01/2044	10,126,006
1,700,000	Hempstead Town Local Development Corp.
	(Molloy College); Series 2014, RB1	5.000	07/01/2029	1,971,048
1,500,000	Hempstead Town Local Development Corp.
	(Molloy College); Series 2014, RB1	5.000	07/01/2034	1,727,385
1,250,000	Hempstead Town Local Development Corp.
	(Molloy College); Series 2014, RB1	5.000	07/01/2039	1,429,062
1,000,000	Hempstead Town Local Development Corp.
	(Molloy College); Series 2014, RB1	5.000	07/01/2044	1,136,960
475,000	Hempstead Town Local Development Corp.
	(Molloy College); Series 2017, Ref. RB1	5.000	07/01/2029	591,916
425,000	Hempstead Town Local Development Corp.
	(Molloy College); Series 2017, Ref. RB1	5.000	07/01/2030	525,878
390,000	Hempstead Town Local Development Corp.
	(Molloy College); Series 2017, Ref. RB1	5.000	07/01/2031	479,049
700,000	Hempstead Town Local Development Corp.
	(Molloy College); Series 2017, Ref. RB1	5.000	07/01/2032	857,850
730,000	Hempstead Town Local Development Corp.
	(Molloy College); Series 2017, Ref. RB1	5.000	07/01/2035	889,388
570,000	Hempstead Town Local Development Corp.
	(Molloy College); Series 2017, Ref. RB1	5.000	07/01/2036	693,565
650,000	Hempstead Town Local Development Corp.
	(Molloy College); Series 2017, Ref. RB1	5.000	07/01/2038	787,026
13,125,000	Hudson Yards Infrastructure Corp.; Series 2012
	A, RB1	5.750	02/15/2047	13,706,569
15,705,000	Hudson Yards Infrastructure Corp.; Series 2017
	A, RB1	5.000	02/15/2039	19,551,940
11,000,000	Hudson Yards Infrastructure Corp.; Series 2017
	A, Ref. RB1	5.000	02/15/2038	13,719,200
26,500,000	Hudson Yards Infrastructure Corp.; Series 2017
	A, Ref. RB4	5.000	02/15/2042	32,740,750
19,880,000	Hudson Yards Infrastructure Corp.; Series 2017
	A, Ref. RB1	5.000	02/15/2042	24,591,361
20,000,000	Hudson Yards Infrastructure Corp.; Series 2017
	A, Ref. RB1	5.000	02/15/2042	24,874,400
30,750,000	Hudson Yards Infrastructure Corp.; Series 2017
	A, Ref. RB1	5.000	02/15/2045	37,879,695
4,000,000	Jefferson County Civic Facility Development
	Corp. (Samaritan Medical Center); Series 2017
	A, Ref. RB1	5.000	11/01/2037	4,814,360
435,000	Lockport (City of), NY; Series 2014, GO Bonds1	5.000	10/15/2020	446,101
455,000	Lockport (City of), NY; Series 2014, GO Bonds1	5.000	10/15/2021	484,575
480,000	Lockport (City of), NY; Series 2014, GO Bonds1	5.000	10/15/2022	529,728

18 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$505,000	Lockport (City of), NY; Series 2014, GO Bonds1	5.000%	10/15/2023 $	575,377
530,000	Lockport (City of), NY; Series 2014, GO Bonds1	5.000	10/15/2024	623,248
20,000,000	Long Island Power Authority; Series 2012 A,
	RB1	5.000	09/01/2042	21,974,800
12,315,000	Long Island Power Authority; Series 2014 A,
	Ref. RB1	5.000	09/01/2039	14,322,345
14,530,000	Long Island Power Authority; Series 2014 A,
	Ref. RB1	5.000	09/01/2044	16,748,004
6,280,000	Long Island Power Authority; Series 2016 B,
	Ref. RB1	5.000	09/01/2035	7,713,661
3,750,000	Long Island Power Authority; Series 2016 B,
	Ref. RB1	5.000	09/01/2036	4,595,625
12,335,000	Long Island Power Authority; Series 2016 B,
	Ref. RB1	5.000	09/01/2041	14,969,263
8,760,000	Long Island Power Authority; Series 2016 B,
	Ref. RB1	5.000	09/01/2046	10,565,261
750,000	Long Island Power Authority; Series 2017, RB1	5.000	09/01/2029	957,510
1,500,000	Long Island Power Authority; Series 2017, RB1	5.000	09/01/2030	1,906,260
3,405,000	Long Island Power Authority; Series 2017, RB1	5.000	09/01/2037	4,255,092
14,000,000	Long Island Power Authority; Series 2017, RB1	5.000	09/01/2042	17,379,320
25,000,000	Long Island Power Authority; Series 2017, RB1	5.000	09/01/2047	30,809,750
12,925,000	Long Island Power Authority; Series 2017, RB1	5.000	09/01/2047	15,867,376
2,815,000	Long Island Power Authority; Series 2018, RB1	5.000	09/01/2032	3,629,802
2,000,000	Long Island Power Authority; Series 2018, RB1	5.000	09/01/2036	2,550,760
7,000,000	Long Island Power Authority; Series 2018, RB1	5.000	09/01/2037	8,902,600
5,000,000	Long Island Power Authority; Series 2018, RB1	5.000	09/01/2038	6,341,300
4,000,000	Long Island Power Authority; Series 2018, RB1	5.000	09/01/2039	5,062,200
6,090,000	Metropolitan Transportation Authority (Climate
	Bond Certified); Series 2017 A-1, RB1	5.250	11/15/2057	7,486,863
21,000,000	Metropolitan Transportation Authority (Climate
	Bond Certified); Series 2017, RB4	5.250	11/15/2057	26,184,690
3,570,000	Metropolitan Transportation Authority (Climate
	Bond Certified); Series 2017, RB1	5.250	11/15/2057	4,459,251
3,500,000	Metropolitan Transportation Authority; Series
	2002 D-1, Ref. RB1	5.000	11/01/2028	3,879,190
100,000	Metropolitan Transportation Authority; Series
	2012 D, Ref. RB1	4.000	11/15/2032	107,681
17,675,000	Metropolitan Transportation Authority; Series
	2012 D, Ref. RB1	5.000	11/15/2030	19,623,138
2,150,000	Metropolitan Transportation Authority; Series
	2012 D, Ref. RB1	5.000	11/15/2032	2,385,554
1,350,000	Metropolitan Transportation Authority; Series
	2012 H, RB1	5.000	11/15/2025	1,498,081
940,000	Metropolitan Transportation Authority; Series
	2012 H, RB1	5.000	11/15/2033	1,042,479
4,000,000	Metropolitan Transportation Authority; Series
	2013 C, RB1	5.000	11/15/2038	4,499,280
5,135,000	Metropolitan Transportation Authority; Series
	2014 B, RB1	5.250	11/15/2039	5,996,910
	19	INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount			Coupon	Maturity	Value
New York (Continued)
$9,000,000	Metropolitan Transportation Authority; Series
	2015	B, Ref. RB1	5.250%	11/15/2055 $	10,630,440
6,540,000	Metropolitan Transportation Authority; Series
	2015	C-1, Ref. RB1	5.250	11/15/2030	8,075,788
10,000,000	Metropolitan Transportation Authority; Series
	2015	D-1, Ref. RB1	5.000	11/15/2033	12,091,600
23,860,000	Metropolitan Transportation Authority; Series
	2016 A1, RB4		5.250	11/15/2056	28,788,202
5,000,000	Metropolitan Transportation Authority; Series
	2016	B, Ref. RB1	5.000	11/15/2037	6,140,100
3,955,000	Metropolitan Transportation Authority; Series
	2016	B-1, Ref. RB1	5.000	11/15/2036	4,943,790
10,345,000	Metropolitan Transportation Authority; Series
	2016	B-1, Ref. RB1	5.000	11/15/2056	12,567,830
16,170,000	Metropolitan Transportation Authority; Series
	2016	C-1, RB1	5.000	11/15/2056	19,405,617
20,830,000	Metropolitan Transportation Authority; Series
	2016	C-1, RB1	5.250	11/15/2056	25,501,752
18,000,000	Metropolitan Transportation Authority; Series
	2017	C-1, Ref. RB1	5.000	11/15/2031	23,270,220
24,700,000	Metropolitan Transportation Authority; Series
	2017	C-1, Ref. RB1	5.000	11/15/2034	31,591,794
8,665,000	Metropolitan Transportation Authority; Series
	2017	D, Ref. RB1	5.000	11/15/2031	11,100,905
2,295,000	Metropolitan Transportation Authority; Series
	2017	D, Ref. RB1	5.000	11/15/2033	2,920,020
5,695,000	Metropolitan Transportation Authority; Series
	2017	D, Ref. RB1	5.000	11/15/2035	7,208,959
7,900,000	Metropolitan Transportation Authority; Series
	2019 A-2, Ref. RB1		5.000	11/15/2044	9,897,041
15,000,000	Metropolitan Transportation Authority; Series
	2019	B, Ref. RB1	5.000	11/15/2052	18,819,000
2,210,000	Monroe (County of), NY Industrial
	Development Agency (Parma Senior Housing
	Associates, L.P.); Series 2005 A, RB1		6.500	12/01/2042	2,211,591
1,000,000	Monroe (County of), NY Industrial
	Development Agency (Rochester Schools
	Modernization); Series 2015, RB1		5.000	05/01/2030	1,210,810
1,500,000	Monroe (County of), NY Industrial
	Development Agency (Rochester Schools
	Modernization); Series 2015, RB1		5.000	05/01/2031	1,813,530
2,570,000	Monroe (County of), NY Industrial
	Development Agency (Volunteers of America
	of Western New York, Inc.); Series 1998, RB1		5.750	08/01/2028	2,572,878
375,000	Monroe County Industrial Development Corp.
	(Highland Hospital of Rochester); Series 2015,
	Ref. RB1		5.000	07/01/2034	452,002
890,000	Monroe County Industrial Development Corp.
	(Monroe Community College); Series 2014,
	Ref. RB1		5.000	01/15/2038	1,010,248

20 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$850,000	Monroe County Industrial Development Corp.
	(Nazareth College of Rochester); Series 2011,
	RB1	5.000%	10/01/2026 $	907,383
500,000	Monroe County Industrial Development Corp.
	(Nazareth College of Rochester); Series 2011,
	RB1	5.250	10/01/2031	535,715
1,840,000	Monroe County Industrial Development Corp.
	(Nazareth College of Rochester); Series 2011,
	RB1	5.500	10/01/2041	1,978,626
50,000	Monroe County Industrial Development Corp.
	(Rochester General Hospital (The)); Series
	2013 A, RB1	5.000	12/01/2037	54,546
2,010,000	Monroe County Industrial Development Corp.
	(Rochester General Hospital (The)); Series
	2013 A, RB1	5.000	12/01/2042	2,184,247
5,000,000	Monroe County Industrial Development Corp.
	(Rochester General Hospital); Series 2017, RB1	5.000	12/01/2046	6,038,050
850,000	Monroe County Industrial Development Corp.
	(St. John Fisher College); Series 2011, RB1	5.625	06/01/2026	898,985
1,495,000	Monroe County Industrial Development Corp.
	(St. John Fisher College); Series 2011, RB1	6.000	06/01/2034	1,590,336
500,000	Monroe County Industrial Development Corp.
	(St. John Fisher College); Series 2014 A, RB1	5.000	06/01/2029	579,695
1,515,000	Monroe County Industrial Development Corp.
	(St. John Fisher College); Series 2014 A, RB1	5.000	06/01/2044	1,724,767
960,000	Monroe County Industrial Development Corp.
	(St. John Fisher College); Series 2014 A, RB1	5.500	06/01/2034	1,134,806
5,000,000	Monroe County Industrial Development Corp.
	(Unity Hospital of Rochester (The)); Series
	2010, Ref. RB1	5.500	08/15/2040	5,211,700
15,100,000	Monroe County Industrial Development Corp.
	(Unity Hospital of Rochester (The)); Series
	2010, Ref. RB1	5.750	08/15/2035	15,808,794
180,000	Monroe County Industrial Development Corp.
	(University of Rochester); Series 2015 A, Ref.
	RB1	5.000	07/01/2028	219,474
1,500,000	Monroe County Industrial Development Corp.
	(University of Rochester); Series 2015 A, Ref.
	RB1	5.000	07/01/2032	1,812,945
1,000,000	Monroe County Industrial Development Corp.
	(University of Rochester); Series 2015 A, Ref.
	RB1	5.000	07/01/2033	1,205,700
650,000,000	Monroe Tobacco Asset Securitization Corp.;
	Series 2006 A, RB	7.699 3	06/01/2061	26,825,500
63,245,000	MTA Hudson Rail Yards Trust Obligations;
	Series 2016 A, RB1	5.000	11/15/2056	71,074,099
802,824	Municipal Assistance Corp. for the City of Troy;
	Series 1996 C, RB	5.732 3	07/15/2021	793,150
1,218,573	Municipal Assistance Corp. for the City of Troy;
	Series 1996 C, RB	5.740 3	01/15/2022	1,197,687
	21	INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$2,101,661	Nassau (County of), NY Industrial
	Development Agency (Amsterdam at
	Harborside); Series 2014 C, RB5	2.000%	01/01/2049 $	315,249
75,000	Nassau (County of), NY Industrial
	Development Agency; Series 2006 A-A, RB1	6.000	06/01/2021	75,062
160,000	Nassau (County of), NY Industrial
	Development Agency; Series 2006 A-D, RB1	6.000	06/01/2021	160,133
70,000	Nassau (County of), NY Industrial
	Development Agency; Series 2007 A-C, RB1	5.950	11/01/2022	70,018
90,000	Nassau (County of), NY Industrial
	Development Agency; Series 2007 A-F, RB1	5.950	11/01/2022	90,023
60,000	Nassau (County of), NY Industrial
	Development Agency; Series 2007 A-G, RB1	6.150	11/01/2022	60,018
4,025,000	Nassau (County of), NY; Series 2015 B, GO
	Bonds1	5.000	04/01/2030	4,681,638
1,000,000	Nassau (County of), NY; Series 2016 A, Ref.
	GO Bonds1	5.000	01/01/2038	1,200,400
6,625,000	Nassau (County of), NY; Series 2016 C, GO
	Bonds1	5.000	04/01/2037	8,023,074
6,965,000	Nassau (County of), NY; Series 2016 C, GO
	Bonds1	5.000	04/01/2038	8,413,581
3,335,000	Nassau (County of), NY; Series 2018 A, GO
	Bonds1	5.000	04/01/2040	4,163,414
16,665,000	Nassau (County of), NY; Series 2018 A, GO
	Bonds1	5.000	04/01/2043	20,673,099
6,050,000	Nassau (County of), NY; Series 2018 B, GO
	Bonds1	5.000	07/01/2040	7,591,782
8,510,000	Nassau (County of), NY; Series 2018 B, GO
	Bonds1	5.000	07/01/2045	10,574,781
12,765,000	Nassau (County of), NY; Series 2018 B, GO
	Bonds1	5.000	07/01/2049	15,791,071
300,000	Nassau County Local Economic Assistance
	Corp. (Catholic Health Services of Long Island
	Obligated Group); Series 2014, RB1	5.000	07/01/2033	344,748
1,585,000	Nassau County Local Economic Assistance
	Corp. (Hispanic Counseling Center Inc.); Series
	2018 A2, Ref. RB1	5.200	12/01/2037	1,709,074
1,000,000	Nassau County Tobacco Settlement Corp.;
	Series 2006 A-2, RB1	5.250 6	06/01/2026	1,000,100
105,975,000	Nassau County Tobacco Settlement Corp.;
	Series 2006 C, RB	6.219 3	06/01/2046	15,502,023
923,215,000	Nassau County Tobacco Settlement Corp.;
	Series 2006 D, RB	6.761 3	06/01/2060	33,558,865
40,000,000	Nassau County Tobacco Settlement Corp.;
	Series 2006 E, RB	6.349 3	06/01/2060	1,452,800
17,100,000	New Rochelle (City of), NY (70 Nardozzi/City
	DPW); Series 2018 A-2, RB1	5.125	08/01/2050	18,563,760
1,000,000	New York & New Jersey (States of) Port
	Authority (JFK International Air Terminal LLC);
	Series 2010 8, RB1	6.000	12/01/2036	1,038,140

22 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$345,000	New York & New Jersey (States of) Port
	Authority (JFK International Air Terminal LLC);
	Series 2010 8, RB1	6.500%	12/01/2028 $	360,335
21,515,000	New York & New Jersey (States of) Port
	Authority, 166th Series4	5.000	01/15/2041	22,252,901
20,250,000	New York & New Jersey (States of) Port
	Authority, 331st Series Floaters4	5.000	07/15/2039	20,543,834
2,720,000	New York & New Jersey (States of) Port
	Authority; Series 2011 169, RB1	5.000	10/15/2036	2,895,658
15,000,000	New York & New Jersey (States of) Port
	Authority; Series 2011, RB4	5.250	07/15/2036	15,591,750
400,000	New York & New Jersey (States of) Port
	Authority; Series 2012 172, RB1	5.000	10/01/2034	432,860
8,340,000	New York & New Jersey (States of) Port
	Authority; Series 2014 186, Ref. RB1	5.000	10/15/2033	9,779,234
9,170,000	New York & New Jersey (States of) Port
	Authority; Series 2014 186, Ref. RB1	5.000	10/15/2034	10,736,603
7,000,000	New York & New Jersey (States of) Port
	Authority; Series 2016 197, Ref. RB1	5.000	11/15/2035	8,622,880
5,550,000	New York & New Jersey (States of) Port
	Authority; Series 2016 197, Ref. RB1	5.000	11/15/2036	6,824,835
10,000,000	New York & New Jersey (States of) Port
	Authority; Series 2016 197, Ref. RB1	5.000	11/15/2041	12,166,100
28,000,000	New York & New Jersey (States of) Port
	Authority; Series 2016 198, Ref. RB4	5.250	11/15/2056	34,398,209
3,000,000	New York & New Jersey (States of) Port
	Authority; Series 2017 200, Ref. RB1	5.000	10/15/2047	3,693,030
10,000,000	New York & New Jersey (States of) Port
	Authority; Series 2018 207, Ref. RB1	4.000	03/15/2035	11,847,000
1,700,000	New York & New Jersey (States of) Port
	Authority; Series 2018 211, Ref. RB1	4.000	09/01/2038	2,033,489
12,475,000	New York & New Jersey (States of) Port
	Authority; Series 2018, Ref. RB1	5.000	09/01/2048	15,807,696
19,400,000	New York & New Jersey (States of) Port
	Authority; Series 2019, RB1	4.000	11/01/2041	23,458,674
7,750,000	New York & New Jersey (States of) Port
	Authority; Series 2019, RB1	4.000	11/01/2041	9,249,238
10,325,000	New York & New Jersey (States of) Port
	Authority; Series 2019, RB1	4.000	11/01/2047	12,201,982
17,925,000	New York & New Jersey (States of), NY Port
	Authority (JFK International Air Terminal LLC);
	Series 1997 6, RB1	5.750	12/01/2022	18,443,391
32,175,000	New York & New Jersey (States of), NY Port
	Authority (JFK International Air Terminal LLC);
	Series 1997 6, RB1	5.750	12/01/2025	33,136,711
950,000	New York (City of), NY Industrial Development
	Agency (1996 Comprehensive Care
	Management Corp.); Series 1998 C, RB1	6.375	11/01/2028	950,513
	23	INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$2,390,000	New York (City of), NY Industrial Development
	Agency (1996 Comprehensive Care
	Management Corp.); Series 1998, RB1	6.375%	11/01/2028 $	2,391,458
670,000	New York (City of), NY Industrial Development
	Agency (Allied Metal Spinning Corp.); Series
	1997 B, RB1	7.125	12/01/2027	671,554
7,700,000	New York (City of), NY Industrial Development
	Agency (Child School (The)); Series 2003, RB1	7.550	06/01/2033	7,771,379
1,000,000	New York (City of), NY Industrial Development
	Agency (Comprehensive Care Management);
	Series 2005 C-2, RB1	6.000	05/01/2026	1,000,390
2,800,000	New York (City of), NY Industrial Development
	Agency (Comprehensive Care Management);
	Series 2005 E-2, RB1	6.125	11/01/2035	2,800,532
4,790,000	New York (City of), NY Industrial Development
	Agency (Cool Wind Ventilation Corp.); Series
	2007 A-2, IDR1	6.075	11/01/2027	4,845,516
945,000	New York (City of), NY Industrial Development
	Agency (Gourmet Boutique); Series 2006, IDR1	10.000	05/01/2021	926,289
6,800,000	New York (City of), NY Industrial Development
	Agency (Guttmacher Institute, Inc.); Series
	2007 B, RB1	5.750	12/01/2036	6,813,328
200,000	New York (City of), NY Industrial Development
	Agency (Independent Living Association, Inc.);
	Series 2005 A, RB1	6.200	07/01/2020	200,186
9,385,000	New York (City of), NY Industrial Development
	Agency (MediSys Health Network, Inc.); Series
	1999, RB1	6.250	03/15/2024	9,386,502
230,000	New York (City of), NY Industrial Development
	Agency (Special Needs Facilities Pooled
	Program); Series 1999 A-1, RB1	6.650	07/01/2023	230,494
130,000	New York (City of), NY Industrial Development
	Agency (Special Needs Facilities Pooled
	Program); Series 2005 A-1, RB1	4.750	07/01/2020	130,039
200,000	New York (City of), NY Industrial Development
	Agency (Special Needs Facilities Pooled
	Program); Series 2007 B-1, RB1	5.250	07/01/2022	200,142
5,000,000	New York (City of), NY Industrial Development
	Agency (United Jewish Appeal); Series 2004,
	RB1	5.000	07/01/2034	5,379,350
270,000	New York (City of), NY Industrial Development
	Agency (Yankee Stadium); Series 2006, RB1	5.000	03/01/2036	272,519
6,800,000	New York (City of), NY Industrial Development
	Agency (Yankee Stadium); Series 2006, RB,
	FGIC1,7	3.125	03/01/2022	6,934,504
170,000	New York (City of), NY Industrial Development
	Agency (Yankee Stadium); Series 2006, RB,
	FGIC1	5.000	03/01/2031	171,579

24 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$18,110,000	New York (City of), NY Industrial Development
	Agency (Yankee Stadium); Series 2006, RB,
	FGIC1	5.000%	03/01/2046 $	18,278,604
16,500,000	New York (City of), NY Industrial Development
	Agency (Yankee Stadium); Series 2009 A, RB1	7.000	03/01/2049	16,662,690
22,900,000	New York (City of), NY Industrial Development
	Agency (Yeled Yalda Early Childhood); Series
	2007 B, RB1	5.725	11/01/2037	22,916,717
22,255,000	New York (City of), NY Industrial Development
	Agency; Series 1997, RB1	6.200	10/01/2022	24,451,123
20,000,000	New York (City of), NY Municipal Water
	Finance Authority4	5.000	06/15/2048	25,211,550
7,300,000	New York (City of), NY Municipal Water
	Finance Authority4	5.375	06/15/2043	7,555,034
14,270,000	New York (City of), NY Municipal Water
	Finance Authority4	5.375	06/15/2043	14,768,540
31,750,000	New York (City of), NY Municipal Water
	Finance Authority4	5.500	06/15/2043	32,957,548
5,485,000	New York (City of), NY Municipal Water
	Finance Authority; Series 2017 DD, RB1	5.250	06/15/2047	6,942,913
515,000	New York (City of), NY Municipal Water
	Finance Authority; Series 2017 EE, Ref. RB1	5.000	06/15/2037	653,159
20,750,000	New York (City of), NY Municipal Water
	Finance Authority; Series 2018 BB, VRD RB1	1.200	06/15/2051	20,750,000
6,225,000	New York (City of), NY Municipal Water
	Finance Authority; Series 2019 CC-1, RB1	4.000	06/15/2049	7,425,927
20,360,000	New York (City of), NY Municipal Water
	Finance Authority; Series 2019 CC-1, RB1	5.000	06/15/2049	26,420,765
10,000,000	New York (City of), NY Municipal Water
	Finance Authority; Series 2020 AA, Ref. RB1	4.000	06/15/2040	12,132,000
4,800,000	New York (City of), NY Municipal Water
	Finance Authority; Series 2020 BB-1, RB1	4.000	06/15/2049	5,726,016
15,000,000	New York (City of), NY Municipal Water
	Finance Authority; Series 2020 DD-1, RB1	4.000	06/15/2050	17,980,050
25,000,000	New York (City of), NY Transitional Finance
	Authority4	5.000	07/15/2037	27,209,750
2,105,000	New York (City of), NY Transitional Finance
	Authority; Series 2011 D, RB1	5.250	02/01/2030	2,189,453
15,000,000	New York (City of), NY Transitional Finance
	Authority; Series 2011 S-1, RB4	5.250	07/15/2037	15,911,513
5,695,000	New York (City of), NY Transitional Finance
	Authority; Series 2015 E-1, RB1	5.000	02/01/2041	6,714,234
5,405,000	New York (City of), NY Transitional Finance
	Authority; Series 2015 S-2, RB1	5.000	07/15/2035	6,545,617
2,388,000	New York (City of), NY Transitional Finance
	Authority; Series 2016 E-1, RB1	5.000	02/01/2040	2,893,516
650,000	New York (City of), NY Transitional Finance
	Authority; Series 2016 S-1, RB1	5.000	07/15/2029	802,373
7,165,000	New York (City of), NY Transitional Finance
	Authority; Series 2016 S-1, RB1	5.000	07/15/2043	8,658,902
	25	INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$10,000,000	New York (City of), NY Transitional Finance
	Authority; Series 2017 A-E-1, RB1	5.000%	02/01/2039 $	12,467,300
5,000,000	New York (City of), NY Transitional Finance
	Authority; Series 2017 E-1, RB1	5.000	02/01/2043	6,187,600
7,310,000	New York (City of), NY Transitional Finance
	Authority; Series 2017 F-1, RB1	5.000	05/01/2039	9,171,638
5,000,000	New York (City of), NY Transitional Finance
	Authority; Series 2017 S-2, Ref. RB1	5.000	07/15/2035	6,337,100
44,000,000	New York (City of), NY Transitional Finance
	Authority; Series 2018 S-1, RB1	5.000	07/15/2043	55,759,880
7,500,000	New York (City of), NY Transitional Finance
	Authority; Series 2018 S-3, RB1	5.000	07/15/2043	9,504,525
11,165,000	New York (City of), NY Transitional Finance
	Authority; Series 2018 S-3, RB1	5.250	07/15/2045	14,360,200
6,370,000	New York (City of), NY Trust for Cultural
	Resources (Juilliard School (The)); Series 2018
	A, Ref. RB1	4.000	01/01/2039	7,595,906
1,645,000	New York (City of), NY Trust for Cultural
	Resources (Juilliard School (The)); Series 2018
	A, Ref. RB1	5.000	01/01/2033	2,173,835
1,745,000	New York (City of), NY Trust for Cultural
	Resources (Juilliard School (The)); Series 2018
	A, Ref. RB1	5.000	01/01/2034	2,301,114
2,250,000	New York (City of), NY Trust for Cultural
	Resources (Juilliard School (The)); Series 2018
	A, Ref. RB1	5.000	01/01/2037	2,948,670
1,830,000	New York (City of), NY Trust for Cultural
	Resources (Juilliard School (The)); Series 2018
	A, Ref. RB1	5.000	01/01/2038	2,390,108
5,000	New York (City of), NY; Series 1990 I, GO
	Bonds1	7.750	08/15/2028	5,158
10,000	New York (City of), NY; Series 1997 C, GO
	Bonds1	5.500	11/15/2037	10,035
230,000	New York (City of), NY; Series 2002 D, GO
	Bonds1	5.250	06/01/2027	230,770
380,000	New York (City of), NY; Series 2002 D, GO
	Bonds1	5.375	06/01/2032	381,311
5,000	New York (City of), NY; Series 2003 F, GO
	Bonds1	5.320 6	01/15/2028	5,017
46,475,000	New York (City of), NY; Series 2010 G-4, VRD
	GO Bonds1	1.180 2	03/01/2039	46,475,000
2,500,000	New York (City of), NY; Series 2012 A-1, GO
	Bonds1	5.000	10/01/2029	2,770,500
350,000	New York (City of), NY; Series 2012 A-1, GO
	Bonds1	5.000	10/01/2030	387,961
3,300,000	New York (City of), NY; Series 2012 A-1, GO
	Bonds1	5.000	10/01/2033	3,657,390
1,915,000	New York (City of), NY; Series 2012 A-1, GO
	Bonds1	5.000	10/01/2034	2,120,575

26 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$10,000,000	New York (City of), NY; Series 2012 D-1, GO
	Bonds4	5.000	10/01/2034 $	10,662,675
30,000,000	New York (City of), NY; Series 2014 I-3, VRD
	GO Bonds1	1.140 2	03/01/2044	30,000,000
10,000,000	New York (City of), NY; Series 2015 F-1, GO
	Bonds1	5.000	06/01/2035	11,997,500
10,000,000	New York (City of), NY; Series 2015 FF, Ref. RB1	5.000	06/15/2039	12,000,800
5,200,000	New York (City of), NY; Series 2016 B-1, GO
	Bonds1	5.000	12/01/2038	6,478,004
4,000,000	New York (City of), NY; Series 2017 A-1, GO
	Bonds1	5.000	08/01/2038	4,939,040
3,000,000	New York (City of), NY; Series 2017 B-1, GO
	Bonds1	5.000	10/01/2037	3,790,200
18,815,000	New York (City of), NY; Series 2017 B-1, GO
	Bonds1	5.000	12/01/2041	23,362,962
38,115,000	New York (City of), NY; Series 2017 BB-1, RB1	5.000	06/15/2046	47,678,053
1,000,000	New York (City of), NY; Series 2017 CC-1, RB1	5.000	06/15/2048	1,248,620
6,000,000	New York (City of), NY; Series 2017 DD, RB1	5.000	06/15/2047	7,409,040
10,000,000	New York (City of), NY; Series 2017, Ref. RB1	5.000	06/15/2038	12,656,300
25,000,000	New York (City of), NY; Series 2018 E-1, GO
	Bonds1	5.000	03/01/2044	31,321,250
22,660,000	New York (City of), NY; Series 2018 EE, Ref.
	RB1	5.000	06/15/2040	28,995,509
15,000,000	New York (City of), NY; Series 2018 F-1, GO
	Bonds1	5.000	04/01/2045	18,798,900
10,000,000	New York (City of), NY; Series 2019 A-1, GO
	Bonds1	4.000	08/01/2042	11,962,800
28,090,000	New York (City of), NY; Series 2019 B-1, GO
	Bonds1	4.000	10/01/2040	33,854,068
8,000,000	New York (City of), NY; Series 2019 FF-2, Ref.
	RB1	4.000	06/15/2041	9,600,000
10,325,000	New York (State of) Dormitory Authority
	(Alliance Long Island AGYS, Inc.); Series 2015
	A2, Ref. RB1	5.350	12/01/2035	10,987,968
4,800,000	New York (State of) Dormitory Authority
	(Alliance Long Island AGYS, Inc.); Series 2015
	B1, Ref. RB1	6.175	12/01/2031	4,900,128
680,000	New York (State of) Dormitory Authority
	(Barnard College); Series 2020 A, Ref. RB1	4.000	07/01/2038	829,192
675,000	New York (State of) Dormitory Authority
	(Barnard College); Series 2020 A, Ref. RB1	4.000	07/01/2040	819,126
1,275,000	New York (State of) Dormitory Authority
	(Barnard College); Series 2020 A, Ref. RB1	4.000	07/01/2045	1,531,390
1,350,000	New York (State of) Dormitory Authority
	(Barnard College); Series 2020 A, Ref. RB1	4.000	07/01/2049	1,613,237
850,000	New York (State of) Dormitory Authority
	(Brooklyn Law School); Series 2012 A, RB1	5.000	07/01/2027	934,235
850,000	New York (State of) Dormitory Authority
	(Brooklyn Law School); Series 2012 A, RB1	5.000	07/01/2028	934,235
	27	INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$430,000	New York (State of) Dormitory Authority
	(Brooklyn Law School); Series 2012 A, RB1	5.000%	07/01/2029 $	472,613
430,000	New York (State of) Dormitory Authority
	(Brooklyn Law School); Series 2012 A, RB1	5.000	07/01/2030	472,613
260,000	New York (State of) Dormitory Authority
	(Catholic Health System Obligated Group);
	Series 2012 B, RB1	5.000	07/01/2032	281,908
500,000	New York (State of) Dormitory Authority
	(Catholic Health System); Series 2012 A, RB1	5.000	07/01/2032	542,130
20,000	New York (State of) Dormitory Authority
	(Cerebral Palsy Affiliates Pooled Loan
	Program); Series 2005 A, RB1	5.000	07/01/2034	20,067
115,000	New York (State of) Dormitory Authority
	(Columbia University); Series 2015, RB1	5.000	10/01/2045	191,228
300,000	New York (State of) Dormitory Authority
	(Culinary Institute of America); Series 2012,
	RB1	5.000	07/01/2034	326,745
25,000	New York (State of) Dormitory Authority
	(Educational Housing Services - CUNY Student
	Housing); Series 2005, RB1	5.250	07/01/2030	31,632
200,000	New York (State of) Dormitory Authority
	(Fordham University); Series 2014, RB1	5.000	07/01/2030	233,342
1,200,000	New York (State of) Dormitory Authority
	(Fordham University); Series 2016 A, Ref. RB1	5.000	07/01/2041	1,469,088
650,000	New York (State of) Dormitory Authority
	(Fordham University); Series 2017, Ref. RB1	5.000	07/01/2030	825,929
800,000	New York (State of) Dormitory Authority
	(Fordham University); Series 2017, Ref. RB1	5.000	07/01/2031	1,012,272
750,000	New York (State of) Dormitory Authority
	(Fordham University); Series 2017, Ref. RB1	5.000	07/01/2032	946,207
5,500,000	New York (State of) Dormitory Authority
	(Fordham University); Series 2020, RB1	4.000	07/01/2046	6,493,630
7,500,000	New York (State of) Dormitory Authority
	(Fordham University); Series 2020, RB1	4.000	07/01/2050	8,813,850
150,000	New York (State of) Dormitory Authority (Icahn
	School of Medicine at Mount Sinai); Series
	2015 A, Ref. RB1	5.000	07/01/2034	178,314
2,800,000	New York (State of) Dormitory Authority (Icahn
	School of Medicine at Mount Sinai); Series
	2015 A, Ref. RB1	5.000	07/01/2040	3,294,564
3,000,000	New York (State of) Dormitory Authority (Iona
	College); Series 2012 A, RB1	5.000	07/01/2032	3,234,810
5,570,000	New York (State of) Dormitory Authority
	(Montefiore Obligated Group); Series 2018 A,
	Ref. RB1	4.000	08/01/2036	6,528,151
2,050,000	New York (State of) Dormitory Authority
	(Montefiore Obligated Group); Series 2018 A,
	Ref. RB1	4.000	08/01/2037	2,396,060

28 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$9,535,000	New York (State of) Dormitory Authority
	(Montefiore Obligated Group); Series 2018 A,
	Ref. RB1	5.000%	08/01/2034 $	12,187,828
6,695,000	New York (State of) Dormitory Authority
	(Montefiore Obligated Group); Series 2018 A,
	Ref. RB1	5.000	08/01/2035	8,529,296
4,170,000	New York (State of) Dormitory Authority
	(Montefiore Obligated Group); Series 2020 A,
	Ref. RB1	4.000	09/01/2050	4,836,324
30,000	New York (State of) Dormitory Authority
	(Municipal Health Facilities Improvement
	Program); Series 2006 A, RB1	4.500	05/15/2036	30,079
1,000,000	New York (State of) Dormitory Authority (New
	School (The)); Series 2010, RB1	5.750	07/01/2050	1,016,490
4,395,000	New York (State of) Dormitory Authority (New
	School (The)); Series 2011, Ref. RB1	5.000	07/01/2031	4,633,121
2,100,000	New York (State of) Dormitory Authority (New
	School (The)); Series 2015 A, Ref. RB1	5.000	07/01/2040	2,498,160
5,050,000	New York (State of) Dormitory Authority (New
	School (The)); Series 2016 A, Ref. RB1	4.000	07/01/2043	5,672,210
1,545,000	New York (State of) Dormitory Authority (New
	School (The)); Series 2016 A, Ref. RB1	5.000	07/01/2030	1,915,105
3,490,000	New York (State of) Dormitory Authority (New
	School (The)); Series 2016 A, Ref. RB1	5.000	07/01/2035	4,268,375
2,490,000	New York (State of) Dormitory Authority (New
	School (The)); Series 2016 A, Ref. RB1	5.000	07/01/2036	3,038,074
6,535,000	New York (State of) Dormitory Authority (New
	School (The)); Series 2016 A, Ref. RB1	5.000	07/01/2037	7,951,723
2,905,000	New York (State of) Dormitory Authority (New
	School (The)); Series 2016 A, Ref. RB1	5.000	07/01/2041	3,504,447
6,330,000	New York (State of) Dormitory Authority (New
	School (The)); Series 2016 A, Ref. RB1	5.000	07/01/2046	7,581,188
5,890,000	New York (State of) Dormitory Authority (New
	York University); Series 2015 A, Ref. RB1	5.000	07/01/2045	7,037,195
5,000,000	New York (State of) Dormitory Authority (New
	York University); Series 2017 A, Ref. RB1	4.000	07/01/2036	5,926,950
4,260,000	New York (State of) Dormitory Authority (New
	York University); Series 2019 A, RB1	5.000	07/01/2042	5,605,904
25,540,000	New York (State of) Dormitory Authority (New
	York University); Series 2019 A, RB1	5.000	07/01/2049	33,248,483
1,515,000	New York (State of) Dormitory Authority
	(Northwell Health Obligated Group); Series
	2015 A, Ref. RB1	5.000	05/01/2033	1,813,319
2,475,000	New York (State of) Dormitory Authority (NYU
	Hospitals Center); Series 2014, Ref. RB1	5.000	07/01/2036	2,877,781
3,200,000	New York (State of) Dormitory Authority
	(Orange Regional Medical Center); Series
	2017, Ref. RB1	5.000	12/01/2029	3,955,136
	29	INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$1,900,000	New York (State of) Dormitory Authority
	(Orange Regional Medical Center); Series
	2017, Ref. RB1	5.000%	12/01/2030 $	2,336,772
1,200,000	New York (State of) Dormitory Authority
	(Orange Regional Medical Center); Series
	2017, Ref. RB1	5.000	12/01/2032	1,466,484
1,700,000	New York (State of) Dormitory Authority
	(Orange Regional Medical Center); Series
	2017, Ref. RB1	5.000	12/01/2033	2,071,195
1,300,000	New York (State of) Dormitory Authority
	(Orange Regional Medical Center); Series
	2017, Ref. RB1	5.000	12/01/2035	1,574,638
800,000	New York (State of) Dormitory Authority
	(Orange Regional Medical Center); Series
	2017, Ref. RB1	5.000	12/01/2036	966,016
800,000	New York (State of) Dormitory Authority
	(Orange Regional Medical Center); Series
	2017, Ref. RB1	5.000	12/01/2037	963,368
1,000,000	New York (State of) Dormitory Authority (Pratt
	Institute); Series 2015 A, Ref. RB1	5.000	07/01/2034	1,160,280
500,000	New York (State of) Dormitory Authority (Pratt
	Institute); Series 2016, Ref. RB1	5.000	07/01/2046	593,985
4,940,000	New York (State of) Dormitory Authority
	(Rochester Institute of Technology); Series
	2019 A, RB1	4.000	07/01/2044	5,825,940
4,700,000	New York (State of) Dormitory Authority
	(Rochester Institute of Technology); Series
	2019 A, RB1	5.000	07/01/2049	5,964,112
18,765,000	New York (State of) Dormitory Authority
	(Rockefeller University); Series 2019 C, Ref. RB1	4.000	07/01/2049	22,406,161
10,800,000	New York (State of) Dormitory Authority
	(Rockefeller University); Series 2019, RB1	5.000	07/01/2050	13,993,992
270,000	New York (State of) Dormitory Authority (St.
	John's University); Series 2012 A, RB1	5.000	07/01/2028	296,757
20,000	New York (State of) Dormitory Authority (St.
	John's University); Series 2012 B, RB1	5.000	07/01/2030	21,982
5,600,000	New York (State of) Dormitory Authority (St.
	John's University); Series 2012 B, RB1	5.000	07/01/2030	6,129,088
400,000	New York (State of) Dormitory Authority (St.
	John's University); Series 2015 A, Ref. RB1	5.000	07/01/2034	475,956
15,915,000	New York (State of) Dormitory Authority (State
	Personal Income Tax Authority)4	5.000	03/15/2034	16,584,595
1,585,000	New York (State of) Dormitory Authority (State
	University Dormitory Facilities); Series 2010
	A, RB1	5.000	07/01/2035	1,607,792
3,000,000	New York (State of) Dormitory Authority (State
	University Dormitory Facilities); Series 2010
	A, RB1	5.000	07/01/2040	3,043,140

30 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$4,000,000	New York (State of) Dormitory Authority (State
	University of New York); Series 2015 B, Ref.
	RB1	5.000%	07/01/2045 $	4,717,920
5,020,000	New York (State of) Dormitory Authority (State
	University of New York); Series 2019, RB1	4.000	07/01/2049	5,890,217
2,875,000	New York (State of) Dormitory Authority (Touro
	College & University System); Series 2017, RB1	5.000	01/01/2033	3,478,894
4,045,000	New York (State of) Dormitory Authority (Touro
	College & University System); Series 2017, RB1	5.000	01/01/2038	4,830,822
4,375,000	New York (State of) Dormitory Authority (Touro
	College and University System); Series 2014
	A, RB1	5.500	01/01/2039	5,050,237
5,135,000	New York (State of) Dormitory Authority (Touro
	College and University System); Series 2014
	A, RB1	5.500	01/01/2044	5,894,569
16,140,000	New York (State of) Dormitory Authority
	(United Cerebral Palsy Association); Series
	2017 A, RB1	5.500	12/01/2047	17,131,803
25,010,000	New York (State of) Dormitory Authority
	(United Cerebral Palsy Association); Series
	2017 A2, RB1	5.375	09/01/2050	26,708,179
7,540,000	New York (State of) Dormitory Authority
	(United Cerebral Palsy Association); Series
	2017 A2, Ref. RB1	5.375	10/01/2042	8,222,219
135,000	New York (State of) Dormitory Authority
	(University of Rochester); Series 2009 A, RB1	5.750 6	07/01/2039	135,494
5,220,000	New York (State of) Dormitory Authority
	(Yeshiva University); Series 2009, RB1	5.000	09/01/2038	5,231,745
2,785,000	New York (State of) Dormitory Authority
	(Yeshiva University); Series 2009, Ref. RB1	5.000	09/01/2034	2,791,628
22,500,000	New York (State of) Dormitory Authority; Series
	2015 A, Ref. RB1	5.000	07/01/2048	26,850,600
3,005,000	New York (State of) Dormitory Authority; Series
	2015 A-1, Ref. RB1	4.800	12/01/2023	3,085,203
11,710,000	New York (State of) Dormitory Authority; Series
	2015 B, RB1	5.000	02/15/2042	13,830,798
5,000,000	New York (State of) Dormitory Authority; Series
	2015 E, Ref. RB1	5.000	03/15/2036	6,068,900
27,995,000	New York (State of) Dormitory Authority; Series
	2016 A, RB1	5.000	02/15/2040	34,534,912
2,970,000	New York (State of) Dormitory Authority; Series
	2017 A, RB1	5.000	03/15/2041	3,704,719
2,145,000	New York (State of) Dormitory Authority; Series
	2017 A, Ref. RB1	5.000	02/15/2037	2,668,487
9,000,000	New York (State of) Dormitory Authority; Series
	2017 A, Ref. RB1	5.000	02/15/2038	11,163,960
11,025,000	New York (State of) Dormitory Authority; Series
	2017 B, Ref. RB1	5.000	02/15/2041	13,749,057
10,115,000	New York (State of) Dormitory Authority; Series
	2018 A, RB1	4.000	07/01/2037	12,209,311
	31	INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$1,680,000	New York (State of) Dormitory Authority; Series
	2018 A, RB1	5.000%	07/01/2038 $	2,177,734
33,330,000	New York (State of) Dormitory Authority; Series
	2018 A, RB1	5.000	03/15/2044	42,079,458
10,835,000	New York (State of) Dormitory Authority; Series
	2018 E, Ref. RB1	5.000	03/15/2048	13,778,761
14,800,000	New York (State of) Dormitory Authority; Series
	2019 A, Ref. RB1	4.000	03/15/2048	17,471,548
20,000,000	New York (State of) Dormitory Authority; Series
	2019 A, Ref. RB1	5.000	03/15/2047	25,601,400
18,500,000	New York (State of) Dormitory Authority; Series
	2020 A, RB1	4.000	07/01/2050	21,902,890
20,000,000	New York (State of) Dormitory Authority; Series
	2020 A, RB1	4.000	07/01/2053	23,556,400
40,000,000	New York (State of) Dormitory Authority; Series
	2020 D, Ref. RB1	4.000	02/15/2047	47,948,000
880,000	New York (State of) Housing Finance Agency
	(Golden Age Apartments); Series 2006 A, RB1	5.000	02/15/2037	881,830
145,000	New York (State of) Housing Finance Agency
	(Highland Avenue Senior Apartments); Series
	2007 A, RB1	5.000	02/15/2039	145,420
115,000	New York (State of) Housing Finance Agency
	(Horizons at Wawayanda); Series 2007 A, RB1	5.150	11/01/2040	115,259
1,710,000	New York (State of) Housing Finance Agency
	(Secured Mortgage Program); Series 2001
	K, RB1	5.650	02/15/2034	1,714,463
2,080,000	New York (State of) Housing Finance Agency
	(Secured Mortgage Program); Series 2002
	A, RB1	5.375	02/15/2035	2,085,387
310,000	New York (State of) Housing Finance Agency
	(Tiffany Gardens); Series 2005 A, RB1	5.125	08/15/2037	311,268
2,000,000	New York (State of) Housing Finance Agency;
	Series 2010 A, RB1	5.000	11/01/2042	2,009,080
7,340,000	New York (State of) Housing Finance Agency;
	Series 2014 C, RB1	4.000	11/01/2046	7,708,028
3,080,000	New York (State of) Housing Finance Agency;
	Series 2014 G, RB1	4.000	05/01/2047	3,280,046
2,295,000	New York (State of) Housing Finance Agency;
	Series 2015 C, RB1	4.150	05/01/2048	2,481,010
7,650,000	New York (State of) Thruway Authority; Series
	2012 I, RB1	5.000	01/01/2032	8,253,585
7,340,000	New York (State of) Thruway Authority; Series
	2014 K, Ref. RB1	5.000	01/01/2030	8,758,749
37,465,000	New York (State of) Thruway Authority; Series
	2016 A, RB1	5.000	01/01/2046	44,821,627
38,695,000	New York (State of) Thruway Authority; Series
	2016 A, RB1	5.250	01/01/2056	46,512,551
1,055,000	New York (State of) Thruway Authority; Series
	2018 L, Ref. RB1	5.000	01/01/2033	1,352,911

32 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$1,860,000	New York (State of) Thruway Authority; Series
	2018 L, Ref. RB1	5.000%	01/01/2034 $	2,379,089
2,115,000	New York (State of) Thruway Authority; Series
	2018 L, Ref. RB1	5.000	01/01/2035	2,700,855
10,000,000	New York (State of) Thruway Authority; Series
	2019 B, RB1	4.000	01/01/2045	11,889,600
15,000,000	New York (State of) Thruway Authority; Series
	2019 B, Ref. RB1	4.000	01/01/2041	18,004,500
25,000,000	New York (State of) Thruway Authority; Series
	2019 B, Ref. RB1	4.000	01/01/2045	29,798,250
20,000,000	New York (State of) Thruway Authority; Series
	2019 B, Ref. RB1	4.000	01/01/2045	23,818,800
5,030,000	New York City Housing Development Corp.;
	Series 2014 C-1-A, RB1	4.300	11/01/2047	5,328,832
6,935,000	New York Convention Center Development
	Corp. (Hotel Unit Fee Secured); Series 2015,
	Ref. RB1	5.000	11/15/2040	8,414,027
4,500,000	New York Convention Center Development
	Corp.; Series 2015, Ref. RB1	5.000	11/15/2045	5,425,695
4,220,000	New York Convention Center Development
	Corp.; Series 2016 A, RB1	5.000	11/15/2041	5,176,210
5,105,000	New York Counties Tobacco Trust I; Series
	2000 A, RB1	6.500	06/01/2035	5,110,054
19,230,000	New York Counties Tobacco Trust I; Series
	2000 A, RB1	6.625	06/01/2042	19,247,692
2,745,000	New York Counties Tobacco Trust II; Series
	2001, RB1	5.625	06/01/2035	2,756,062
9,025,000	New York Counties Tobacco Trust II; Series
	2001, RB1	5.750	06/01/2043	9,159,382
15,000	New York Counties Tobacco Trust III; Series
	2003, RB1	6.000	06/01/2043	15,026
66,335,000	New York Counties Tobacco Trust IV; Series
	2005 D, RB	4.900 3	06/01/2050	11,512,439
154,690,000	New York Counties Tobacco Trust IV; Series
	2005 E, RB	5.391 3	06/01/2055	10,150,758
198,195,000	New York Counties Tobacco Trust V; Series
	2005 S-3, RB	6.845 3	06/01/2055	14,111,484
1,690,900,000	New York Counties Tobacco Trust V; Series
	2005 S4B, RB	7.845 3	06/01/2060	65,742,192
3,105,000	New York Counties Tobacco Trust VI; Series
	2016 A, Ref. RB1	6.000	06/01/2043	3,534,328
1,195,000	New York Counties Tobacco Trust VI; Series
	2016 A, Ref. RB1	6.250	06/01/2025	1,202,278
3,005,000	New York Counties Tobacco Trust VI; Series
	2016 A, Ref. RB1	6.450	06/01/2040	3,621,295
4,000,000	New York Counties Tobacco Trust VI; Series
	2016 A-1, Ref. RB1	5.750	06/01/2043	5,116,840
13,875,000	New York Counties Tobacco Trust VI; Series
	2016 A2, Ref. RB1	5.000	06/01/2051	14,807,955
	33	INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$3,750,000	New York Counties Tobacco Trust VI; Series
	2016 A-2B, Ref. RB1	5.000%	06/01/2045 $	4,104,675
1,000,000	New York Counties Tobacco Trust VI; Series
	2016 B, Ref. RB1	5.000	06/01/2036	1,129,040
870,000	New York Counties Tobacco Trust VI; Series
	2016 B, Ref. RB1	5.000	06/01/2041	969,928
1,000,000	New York Liberty Development Corp. (4 World
	Trade Center); Series 2011, Ref. RB1	5.000	11/15/2031	1,071,220
4,000,000	New York Liberty Development Corp. (7 World
	Trade Center); Series 2012, Class 2, Ref. RB1	5.000	09/15/2043	4,308,400
52,615,000	New York Liberty Development Corp.
	(Goldman Sachs Headquarters); Series 2005,
	Ref. RB1	5.250	10/01/2035	76,081,816
10,375,000	New York Liberty Development Corp.
	(Goldman Sachs Headquarters); Series 2007,
	RB1	5.500	10/01/2037	15,806,209
15,000,000	New York Liberty Development Corp.; Series
	2011, Ref. RB1	5.750	11/15/2051	16,248,000
5,000,000	New York State Environmental Facilities Corp.
	(2010 Master Financing Program); Series 2017
	C, RB1	5.000	08/15/2047	6,203,050
20,000,000	New York State Environmental Facilities Corp.
	(Clean Water & Drinking Revolving Funds)4	5.000	06/15/2047	24,650,400
19,030,000	New York State Environmental Facilities Corp.
	(New York City Municipal Water Finance
	Authority Projects - 2nd Resolution Bonds);
	Series 2017 A, Ref. RB1	5.000	06/15/2046	23,537,065
1,000,000	New York State Environmental Facilities Corp.
	(New York City Municipal Water Finance
	Authority Projects - 2nd Resolution); Series
	2016 A, Ref. RB1	5.000	06/15/2032	1,248,470
5,470,000	New York State Environmental Facilities Corp.
	(New York City Municipal Water Finance
	Authority Projects - 2nd Resolution); Series
	2018 B, RB1	5.000	06/15/2043	6,982,893
4,000,000	New York State Urban Development Corp.;
	Series 2016 A, Ref. RB1	5.000	03/15/2035	4,893,520
5,000,000	New York State Urban Development Corp.;
	Series 2017 C-2, Ref. RB1	5.000	03/15/2036	6,341,150
19,200,000	New York State Urban Development Corp.;
	Series 2017 C-2, Ref. RB1	5.000	03/15/2037	24,302,208
18,040,000	New York State Urban Development Corp.;
	Series 2017 C-3, Ref. RB1	5.000	03/15/2041	22,628,294
20,000,000	New York State Urban Development Corp.;
	Series 2019 A, RB1	5.000	03/15/2043	25,244,400
10,000,000	New York State Urban Development Corp.;
	Series 2019 A, Ref. RB1	4.000	03/15/2045	11,939,700
25,000,000	New York State Urban Development Corp.;
	Series 2019 A, Ref. RB1	4.000	03/15/2046	29,811,250

34 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$21,555,000	New York State Urban Development Corp.;
	Series 2019 A, Ref. RB1	5.000%	03/15/2039 $	28,379,960
10,935,000	New York State Urban Development Corp.;
	Series 2019 A, Ref. RB1	5.000	03/15/2040	14,362,685
11,600,000	New York Transportation Development Corp.
	(LaGuardia Airport Terminal B Redevelopment);
	Series 2016 A, RB1	4.000	07/01/2035	12,864,516
3,500,000	New York Transportation Development Corp.
	(LaGuardia Airport Terminal B Redevelopment);
	Series 2016 A, RB1	4.000	07/01/2036	3,876,810
5,375,000	New York Transportation Development Corp.
	(LaGuardia Airport Terminal B Redevelopment);
	Series 2016 A, RB1	4.000	07/01/2037	5,945,073
36,250,000	New York Transportation Development Corp.
	(LaGuardia Airport Terminal B Redevelopment);
	Series 2016 A, RB1	5.000	07/01/2041	41,864,400
30,345,000	New York Transportation Development Corp.
	(LaGuardia Airport Terminal B Redevelopment);
	Series 2016 A, RB1	5.000	07/01/2046	34,931,343
79,650,000	New York Transportation Development Corp.
	(LaGuardia Airport Terminal B Redevelopment);
	Series 2016 A, RB1	5.250	01/01/2050	92,299,217
5,565,000	New York Transportation Development
	Corp. (LaGuardia Airport Terminal C & D
	Redevelopment - Delta Air Lines, Inc.); Series
	2018, RB1	5.000	01/01/2034	6,888,691
500,000	Niagara Area Development Corp. (Niagara
	University); Series 2012 A, RB1	5.000	05/01/2035	544,900
850,000	Niagara Area Development Corp. (Niagara
	University); Series 2012 A, RB1	5.000	05/01/2042	926,330
280,000	Niagara Frontier Transportation Authority
	(Buffalo Niagara International Airport); Series
	2014 A, Ref. RB1	5.000	04/01/2021	292,130
780,000	Niagara Frontier Transportation Authority
	(Buffalo Niagara International Airport); Series
	2019, Ref. RB1	5.000	04/01/2035	984,625
750,000	Niagara Frontier Transportation Authority
	(Buffalo Niagara International Airport); Series
	2019, Ref. RB1	5.000	04/01/2037	942,345
720,000	Niagara Frontier Transportation Authority
	(Buffalo Niagara International Airport); Series
	2019, Ref. RB1	5.000	04/01/2039	898,769
695,000	North Tonawanda Housing Development Corp.
	(Bishop Gibbons Apartments - Section 8);
	Series 1994 B, Ref. RB1	7.375	12/15/2021	750,461
1,070,000	Oneida County Local Development Corp.
	(Mohawk Valley Health System); Series 2019,
	Ref. RB1	4.000	12/01/2038	1,270,475

35 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$3,420,000	Oneida County Local Development Corp.
	(Mohawk Valley Health System); Series 2019,
	Ref. RB1	4.000%	12/01/2049 $	3,977,357
760,000	Oneida County Local Development Corp.
	(Utica College); Series 2019, Ref. RB1	4.000	07/01/2039	863,558
1,050,000	Oneida County Local Development Corp.
	(Utica College); Series 2019, Ref. RB1	5.000	07/01/2028	1,332,114
1,160,000	Oneida County Local Development Corp.
	(Utica College); Series 2019, Ref. RB1	5.000	07/01/2030	1,484,348
1,215,000	Oneida County Local Development Corp.
	(Utica College); Series 2019, Ref. RB1	5.000	07/01/2031	1,547,995
775,000	Oneida County Local Development Corp.
	(Utica College); Series 2019, Ref. RB1	5.000	07/01/2032	984,607
1,340,000	Oneida County Local Development Corp.
	(Utica College); Series 2019, Ref. RB1	5.000	07/01/2033	1,695,770
1,410,000	Oneida County Local Development Corp.
	(Utica College); Series 2019, Ref. RB1	5.000	07/01/2034	1,777,982
3,250,000	Oneida County Local Development Corp.
	(Utica College); Series 2019, Ref. RB1	5.000	07/01/2049	3,986,645
1,110,000	Onondaga (County of), NY Industrial
	Development Agency (Free Library); Series
	2008, RB1	5.125	03/01/2030	1,133,921
1,115,000	Onondaga (County of), NY Industrial
	Development Agency (Free Library); Series
	2008, RB1	5.125	03/01/2037	1,139,285
1,300,000	Onondaga (County of), NY Trust for Cultural
	Resources (Abby Lane Housing Corp.); Series
	2017, Ref. RB1	5.000	05/01/2033	1,612,000
840,000	Onondaga (County of), NY Trust for Cultural
	Resources (Abby Lane Housing Corp.); Series
	2017, Ref. RB1	5.000	05/01/2034	1,039,853
1,150,000	Onondaga (County of), NY Trust for Cultural
	Resources (Abby Lane Housing Corp.); Series
	2017, Ref. RB1	5.000	05/01/2037	1,415,857
650,000	Onondaga (County of), NY Trust for Cultural
	Resources (Abby Lane Housing Corp.); Series
	2017, Ref. RB1	5.000	05/01/2040	794,573
5,400,000	Onondaga (County of), NY Trust for Cultural
	Resources (Syracuse University); Series 2019,
	Ref. RB1	4.000	12/01/2041	6,526,386
9,000,000	Onondaga (County of), NY Trust for Cultural
	Resources (Syracuse University); Series 2019,
	Ref. RB1	4.000	12/01/2047	10,771,560
9,870,000	Onondaga (County of), NY Trust for Cultural
	Resources (Syracuse University); Series 2019,
	Ref. RB1	4.000	12/01/2049	11,773,430
10,630,000	Onondaga (County of), NY Trust for Cultural
	Resources (Syracuse University); Series 2019,
	Ref. RB1	5.000	12/01/2043	13,936,462

36 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$15,750,000	Onondaga (County of), NY Trust for Cultural
	Resources (Syracuse University); Series 2019,
	Ref. RB1	5.000%	12/01/2045 $	20,580,053
2,000,000	Onondaga Civic Development Corp. (Le Moyne
	College); Series 2010, RB1	5.375	07/01/2040	2,028,840
1,000,000	Onondaga Civic Development Corp. (Le Moyne
	College); Series 2012, Ref. RB1	5.000	07/01/2032	1,086,660
3,465,000	Onondaga Civic Development Corp. (Upstate
	Properties Development, Inc.); Series 2011,
	RB1	5.250	12/01/2041	3,731,459
740,000	Orange (County of), NY Industrial
	Development Agency (Cornwall Hospital
	(The)); Series 2001 B, Ref. RB1	5.375	12/01/2021	742,309
2,235,000	Orange (County of), NY Industrial
	Development Agency (Cornwall Hospital
	(The)); Series 2001 B, Ref. RB1	5.375	12/01/2026	2,241,303
6,330,000	Orange (County of), NY Industrial
	Development Agency (St. Luke's Hospital of
	Newburgh, New York); Series 2001 A, Ref. RB1	5.375	12/01/2026	6,352,915
1,320,000	Orange County Funding Corp. (Mount St. Mary
	College); Series 2012 A, Ref. RB1	5.000	07/01/2037	1,419,238
1,435,000	Orange County Funding Corp. (Mount St. Mary
	College); Series 2012 A, Ref. RB1	5.000	07/01/2042	1,536,512
4,150,000	Orange County Funding Corp.; Series 2013,
	RB1	6.500	01/01/2046	4,294,296
3,205,000	Otsego County Capital Resource Corp.
	(Hartwick College); Series 2015 A, Ref. RB1	5.000	10/01/2030	3,393,294
2,000,000	Otsego County Capital Resource Corp.
	(Hartwick College); Series 2015 A, Ref. RB1	5.000	10/01/2035	2,097,000
8,065,000	Otsego County Capital Resource Corp.
	(Hartwick College); Series 2015 A, Ref. RB1	5.000	10/01/2045	8,329,935
10,805,000	Oyster Bay (Town of), NY; Series 2018 B, GO
	Bonds1	3.250	02/01/2031	11,760,054
5,000,000	Oyster Bay (Town of), NY; Series 2018 B, GO
	Bonds1	3.250	02/01/2032	5,425,400
9,585,000	Oyster Bay (Town of), NY; Series 2018 B, GO
	Bonds1	4.000	02/01/2033	10,871,115
2,755,000	Poughkeepsie (City of), NY Industrial
	Development Agency (Eastman & Bixby
	Redevelopment Co. LLC); Series 2000 A, RB1	6.000	08/01/2032	2,764,835
2,525,000	Ramapo Local Development Corp.; Series
	2013, Ref. RB1	5.000	03/15/2033	2,694,200
1,500,000	Rensselaer (County of), NY Industrial
	Development Agency (Franciscan Heights, L.P.);
	Series 2004 A, IDR1	5.375	12/01/2036	1,504,545
1,300,000	Riverhead (City of), NY Industrial Development
	Agency; Series 2013, RB1	7.000	08/01/2048	1,476,436
50,000	Rochester (City of), NY; Series 2008 B, Ref.
	GO Bonds1	4.000	10/01/2021	50,121
	37	INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$3,515,000	Saratoga County Capital Resource Corp.
	(Skidmore College); Series 2018, RB1	5.000%	07/01/2048 $	4,369,461
10,720,000	Schenectady County Capital Resource Corp.
	(Union College); Series 2017, Ref. RB1	5.000	01/01/2047	12,955,120
4,775,000	St. Lawrence (County of), NY Industrial
	Development Agency (Clarkson University);
	Series 2011, RB1	5.375	09/01/2041	5,032,182
520,000	St. Lawrence (County of), NY Industrial
	Development Agency (Clarkson University);
	Series 2011, RB1	6.000	09/01/2034	554,700
1,510,000	St. Lawrence (County of), NY Industrial
	Development Agency (Clarkson University);
	Series 2012 A, RB1	5.000	09/01/2041	1,602,155
3,860,000	St. Lawrence (County of), NY Industrial
	Development Agency (Curran Renewable
	Energy, LLC); Series 2007 B, RB1	7.250	12/01/2029	3,527,075
1,280,000	St. Lawrence (County of), NY Industrial
	Development Agency (St. Lawrence University);
	Series 2012, RB1	5.000	07/01/2030	1,420,890
1,355,000	St. Lawrence (County of), NY Industrial
	Development Agency (St. Lawrence University);
	Series 2012, RB1	5.000	07/01/2031	1,504,307
540,000	St. Lawrence (County of), NY Industrial
	Development Agency (St. Lawrence University);
	Series 2016 A, Ref. RB1	5.000	07/01/2036	656,019
205,000	Suffern (Village of), NY; Series 2016, GO
	Bonds1	5.000	03/15/2020	205,283
465,000	Suffolk (County of), NY Industrial Development
	Agency (Alliance of Long Island Agencies,
	Inc./Adults and Children with Learning and
	Developmental Disabilities, Inc. Civic Facility);
	Series 2006 A-A, RB1	5.950	10/01/2021	465,716
640,000	Suffolk (County of), NY Industrial Development
	Agency (Alliance of Long Island Agencies,
	Inc./Adults and Children with Learning and
	Developmental Disabilities, Inc. Civic Facility);
	Series 2006 A-B, RB1	5.950	10/01/2021	640,986
180,000	Suffolk (County of), NY Industrial Development
	Agency (Alliance of Long Island Agencies,
	Inc./Adults and Children with Learning and
	Developmental Disabilities, Inc. Civic Facility);
	Series 2006 A-C, RB1	5.950	10/01/2021	180,277
130,000	Suffolk (County of), NY Industrial Development
	Agency (Alliance of Long Island Agencies,
	Inc./Adults and Children with Learning and
	Developmental Disabilities, Inc. Civic Facility);
	Series 2006 A-D1, RB1	5.950	10/01/2021	130,200

38 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$270,000	Suffolk (County of), NY Industrial Development
	Agency (Alliance of Long Island Agencies,
	Inc./Adults and Children with Learning and
	Developmental Disabilities, Inc. Civic Facility);
	Series 2006 A-D2, RB1	6.000%	10/01/2031 $	270,219
435,000	Suffolk (County of), NY Industrial Development
	Agency (Alliance of Long Island Agencies,
	Inc./Adults and Children with Learning and
	Developmental Disabilities, Inc. Civic Facility);
	Series 2006 A-E, RB1	5.950	10/01/2021	435,670
40,000	Suffolk (County of), NY Industrial Development
	Agency (Alliance of Long Island Agencies, Inc./
	Independent Group Home Living Program, Inc.
	Civic Facility); Series 2005 A-E, RB1	6.000	10/01/2020	40,020
60,000	Suffolk (County of), NY Industrial Development
	Agency (Alliance of Long Island Agencies, Inc./
	Life's W.O.R.C., Inc. Civic Facility); Series 2005
	A-G, RB1	6.000	10/01/2020	60,102
10,915,000	Suffolk (County of), NY Industrial Development
	Agency (Nissequogue Cogen Partners); Series
	1998, Ref. RB1	5.500	01/01/2023	11,022,622
130,000	Suffolk (County of), NY Industrial Development
	Agency; Series 2007 A-C, RB1	5.950	11/01/2022	130,065
40,000	Suffolk (County of), NY Industrial Development
	Agency; Series 2007 A-D, RB1	5.950	11/01/2022	40,053
50,000	Suffolk (County of), NY Industrial Development
	Agency; Series 2007 A-F, RB1	5.950	11/01/2022	50,062
6,405,000	Suffolk County Economic Development Corp.
	(Catholic Health Services of Long Island);
	Series 2011, Ref. RB1	5.000	07/01/2028	6,752,663
560,000	Suffolk County Economic Development Corp.
	(Family Residences and Essential Enterprises,
	Inc.); Series 2012 B-A, RB1	6.750	06/01/2027	578,766
4,200,000	Suffolk County Economic Development Corp.;
	Series 2010 A, RB1	7.375	12/01/2040	4,357,542
69,295,000	Suffolk Tobacco Asset Securitization Corp.;
	Series 2008 C, RB	6.625 6	06/01/2044	73,248,280
177,265,000	Suffolk Tobacco Asset Securitization Corp.;
	Series 2008 D, RB	7.996 3	06/01/2048	19,339,612
40,865,000	Sullivan (County of), NY (Adelia Infrastructure);
	Series 2016 A2, RB1	5.350	11/01/2049	42,579,695
5,830,000	Sullivan (County of), NY (Adelia Infrastructure);
	Series 2016 B2, RB1	5.350	11/01/2049	6,074,627
5,760,000	Sullivan (County of), NY (Adelia Infrastructure);
	Series 2016 C2, RB1	5.350	11/01/2049	6,001,690
3,780,000	Sullivan (County of), NY (Adelia Infrastructure);
	Series 2016 D2, RB1	5.350	11/01/2049	3,938,609
13,865,000	Sullivan (County of), NY (Adelia Infrastructure);
	Series 2016 E2, RB1	5.350	11/01/2049	14,446,775
	39	INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$1,500,000	Syracuse (City of), NY Industrial Development
	Agency (Carousel Center); Series 2016 A, Ref.
	RB1	5.000%	01/01/2028 $	1,711,755
3,475,000	Syracuse (City of), NY Industrial Development
	Agency (Carousel Center); Series 2016 A, Ref.
	RB1	5.000	01/01/2029	3,953,403
2,000,000	Syracuse (City of), NY Industrial Development
	Agency (Carousel Center); Series 2016 A, Ref.
	RB1	5.000	01/01/2030	2,266,000
2,000,000	Syracuse (City of), NY Industrial Development
	Agency (Carousel Center); Series 2016 A, Ref.
	RB1	5.000	01/01/2031	2,259,100
6,250,000	Syracuse (City of), NY Industrial Development
	Agency (Carousel Center); Series 2016 A, Ref.
	RB1	5.000	01/01/2032	7,045,250
14,400,000	Syracuse (City of), NY Industrial Development
	Agency (Carousel Center); Series 2016 A, Ref.
	RB1	5.000	01/01/2033	16,190,784
16,100,000	Syracuse (City of), NY Industrial Development
	Agency (Carousel Center); Series 2016 A, Ref.
	RB1	5.000	01/01/2035	18,028,619
3,800,000	Syracuse (City of), NY Industrial Development
	Agency (Carousel Center); Series 2016 A, Ref.
	RB1	5.000	01/01/2036	4,246,500
10,050,000	Syracuse (City of), NY Industrial Development
	Agency (Carousel Center); Series 2016, Ref.
	RB1	5.000	01/01/2034	11,276,804
1,875,000	Tompkins County Development Corp.
	(Tompkins Cortland Community College
	Foundation, Inc.); Series 2013 A, RB	5.000	07/01/2032	1,218,750
1,800,000	Town of Hempstead Local Development Corp.
	(Adelphi University); Series 2019, Ref. RB1	4.000	02/01/2039	2,113,200
400,000	Triborough Bridge & Tunnel Authority (MTA
	Bridges & Tunnels); Series 2012 B, Ref. RB1	5.000	11/15/2028	445,352
1,500,000	Triborough Bridge & Tunnel Authority (MTA
	Bridges & Tunnels); Series 2013 A, Ref. RB1	5.000	11/15/2029	1,691,985
10,000,000	Triborough Bridge & Tunnel Authority (MTA
	Bridges & Tunnels); Series 2016 A, Ref. RB1	5.000	11/15/2041	12,237,100
4,000,000	Triborough Bridge & Tunnel Authority (MTA
	Bridges & Tunnels); Series 2016 A, Ref. RB1	5.000	11/15/2046	4,864,160
4,455,000	Triborough Bridge & Tunnel Authority (MTA
	Bridges & Tunnels); Series 2017 A, RB1	5.000	11/15/2037	5,605,326
1,515,000	Triborough Bridge & Tunnel Authority (MTA
	Bridges & Tunnels); Series 2017 A, RB1	5.000	11/15/2038	1,900,871
17,095,000	Triborough Bridge & Tunnel Authority (MTA
	Bridges & Tunnels); Series 2017 A, RB1	5.000	11/15/2047	21,164,978
2,790,000	Triborough Bridge & Tunnel Authority (MTA
	Bridges & Tunnels); Series 2017 B, Ref. RB1	5.000	11/15/2034	3,539,422
9,100,000	Triborough Bridge & Tunnel Authority (MTA
	Bridges & Tunnels); Series 2017 B, Ref. RB1	5.000	11/15/2038	11,417,770

40 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$25,870,000	Triborough Bridge & Tunnel Authority (MTA
	Bridges & Tunnels); Series 2017 C-2, Ref. RB1	5.000%	11/15/2042 $	32,648,199
20,000,000	Triborough Bridge & Tunnel Authority (MTA
	Bridges & Tunnels); Series 2018 A, Ref. RB4	5.000	11/15/2044	25,267,850
3,000,000	Triborough Bridge & Tunnel Authority (MTA
	Bridges & Tunnels); Series 2018 A, Ref. RB1	5.000	11/15/2044	3,801,510
10,000,000	Triborough Bridge & Tunnel Authority (MTA
	Bridges & Tunnels); Series 2018 A, Ref. RB1	5.000	11/15/2046	12,642,400
5,270,000	Triborough Bridge & Tunnel Authority (MTA
	Bridges & Tunnels); Series 2018 C, Ref. RB1	5.000	11/15/2035	6,900,960
4,000,000	Triborough Bridge & Tunnel Authority (MTA
	Bridges & Tunnels); Series 2019 A, RB1	5.000	11/15/2049	5,148,400
20,750,000	Triborough Bridge & Tunnel Authority (MTA
	Bridges & Tunnels); Series 2019 C, RB1	4.000	11/15/2042	25,065,585
20,750,000	Triborough Bridge & Tunnel Authority (MTA
	Bridges & Tunnels); Series 2019 C, RB1	4.000	11/15/2043	25,006,448
1,590,000	Troy Capital Resource Corp. (Rensselaer
	Polytechnic Institute); Series 2010 A, RB1	5.125	09/01/2040	1,623,470
10,000,000	TSASC, Inc.; Series 2016 B, Ref. RB	5.000	06/01/2045	10,481,900
14,195,000	TSASC, Inc.; Series 2016 B, Ref. RB	5.000	06/01/2048	14,861,029
5,300,000	TSASC, Inc.; Series 2017 A, Ref. RB1	5.000	06/01/2041	6,149,961
900,000	Westchester (County of), NY Industrial
	Development Agency (Clearview School (The));
	Series 2005 B, RB1	7.250	01/01/2035	900,540
1,700,000	Westchester County Healthcare Corp.; Series
	2011 B, RB1	5.125	11/01/2041	1,787,516
4,350,000	Westchester County Healthcare Corp.; Series
	2014 A, RB1	5.000	11/01/2044	4,869,390
2,165,000	Westchester County Local Development Corp.
	(Sarah Lawrence College); Series 2016 A, Ref.
	RB1	4.000	06/01/2030	2,448,550
2,190,000	Westchester County Local Development Corp.
	(Sarah Lawrence College); Series 2016 A, Ref.
	RB1	4.000	06/01/2031	2,471,459
1,500,000	Westchester County Local Development Corp.
	(Wartburg Senior Housing); Series 2015 A,
	Ref. RB1	5.000	06/01/2030	1,635,390
18,410,000	Westchester Local Development Corp.
	(Westchester Medical Center Obligated
	Group); Series 2016, Ref. RB1	5.000	11/01/2046	21,187,517
14,450,000	Westchester Tobacco Asset Securitization
	Corp.; Series 2016 C, Ref. RB1	5.000	06/01/2045	14,951,415
1,040,000	Yonkers (City of), NY Parking Authority; Series
	1999 A, RB1	6.000	06/15/2024	1,042,839
				4,884,763,506

U.S. Possessions—18.1%
2,719,880,000	Children's Trust Fund; Series 2008 A, RB	7.622 3	05/15/2057	168,088,584
2,509,200,000	Children's Trust; Series 2008 B, RB	8.372 3	05/15/2057	100,066,896
	41		INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$1,735,000	Guam (Territory of) Government Waterworks
	Authority; Series 2013, RB1	5.250%		07/01/2025 $	1,961,348
1,230,000	Guam (Territory of) Power Authority; Series
	2012 A, Ref. RB1	5.000		10/01/2023	1,355,497
1,560,000	Guam (Territory of) Power Authority; Series
	2012 A, Ref. RB1	5.000		10/01/2024	1,719,557
345,000	Guam Housing Corp.; Series 1998 A, RB1	5.750		09/01/2031	356,402
5,485,000	Northern Mariana Islands (Commonwealth of)
	Ports Authority; Series 1998 A, RB1	6.250		03/15/2028	5,485,000
6,585,000	Northern Mariana Islands (Commonwealth of);
	Series 2007 A, Ref. GO Bonds1	5.000		06/01/2030	6,593,495
715,000	Northern Mariana Islands (Commonwealth of);
	Series 2007 B, Ref. GO Bonds1	5.000		10/01/2022	716,180
49,000,000	Puerto Rico (Commonwealth of) Aqueduct &
	Sewer Authority; Series 2008 A, RB, AGC	5.125		07/01/2047	50,389,640
25,135,000	Puerto Rico (Commonwealth of) Aqueduct &
	Sewer Authority; Series 2008 A, RB	6.000		07/01/2044	26,140,400
19,435,000	Puerto Rico (Commonwealth of) Aqueduct &
	Sewer Authority; Series 2008 A, RB	6.125	6	07/01/2024	21,427,087
1,580,000	Puerto Rico (Commonwealth of) Aqueduct &
	Sewer Authority; Series 2012 A, RB	5.250		07/01/2029	1,718,250
5,885,000	Puerto Rico (Commonwealth of) Aqueduct &
	Sewer Authority; Series 2012 A, RB	5.250		07/01/2042	6,370,512
3,250,000	Puerto Rico (Commonwealth of) Aqueduct &
	Sewer Authority; Series 2012 A, RB	6.000		07/01/2047	3,575,000
510,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2005 RR, RB, NPFGC	5.000		07/01/2024	521,220
500,000	Puerto Rico (Commonwealth of) Electric Power
	Authority; Series 2016 E-4, RB5	10.000		07/01/2022	450,625
24,895,000	Puerto Rico (Commonwealth of) Government
	Employees Retirement System; Series 2008
	A, RB5	6.150		07/01/2038	5,125,383
7,500,000	Puerto Rico (Commonwealth of) Government
	Employees Retirement System; Series 2008
	B, RB5	6.300		07/01/2037	1,544,100
4,945,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2003 AA-2,
	Ref. RB5	5.300		07/01/2035	4,598,850
8,980,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2003 G, RB5	5.000		07/01/2033	4,153,250
1,840,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2003 G, RB5	5.000		07/01/2042	851,000
1,120,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2003 H, Ref.
	RB5	5.450		07/01/2035	518,000
9,515,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2003, RB5	5.000		07/01/2028	1,427,250
270,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2003, RB5	5.750		07/01/2020	40,500

42 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$6,500,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2005 K, RB5	5.000%	07/01/2027 $	3,006,250
1,145,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2005 K, RB5	5.000	07/01/2030	529,562
2,600,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2005 L, Ref.
	RB, NPFGC1	5.250	07/01/2023	2,756,832
915,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2005 L, Ref.
	RB, FGIC8	5.250	07/01/2030	830,363
78,610,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2007 M, RB5	5.000	07/01/2046	36,357,125
3,235,000	Puerto Rico (Commonwealth of) Highway &
	Transportation Authority; Series 2007 N, Ref.
	RB, NPFGC1	5.250	07/01/2032	3,531,358
780,000	Puerto Rico (Commonwealth of) Industrial
	Tourist Educational Medical & Environmental
	Control Facilities Financing Authority; Series
	2000, RB	6.625	06/01/2026	807,300
6,285,000	Puerto Rico (Commonwealth of) Industrial
	Tourist Educational Medical & Environmental
	Control Facilities Financing Authority; Series
	2006, RB1	5.000	03/01/2036	6,293,045
875,000	Puerto Rico (Commonwealth of) Industrial
	Tourist Educational Medical & Environmental
	Control Facilities Financing Authority; Series
	2012, Ref. RB1	5.125	04/01/2032	901,688
1,200,000	Puerto Rico (Commonwealth of) Industrial
	Tourist Educational Medical & Environmental
	Control Facilities Financing Authority; Series
	2012, Ref. RB1	5.375	04/01/2042	1,236,000
365,000	Puerto Rico (Commonwealth of) Industrial,
	Tourist, Educational, Medical & Environmental
	Control Facilities Financing Authority (Ana
	G. Mendez University System); Series 2002,
	Ref. RB1	5.375	12/01/2021	365,653
3,045,000	Puerto Rico (Commonwealth of) Industrial,
	Tourist, Educational, Medical & Environmental
	Control Facilities Financing Authority (Ryder
	Memorial Hospital); Series 1994 A, RB	6.700	05/01/2024	2,681,366
5,490,000	Puerto Rico (Commonwealth of) Industrial,
	Tourist, Educational, Medical & Environmental
	Control Facilities Financing Authority
	(University Plaza); Series 2000 A, RB, NPFGC	5.000	07/01/2033	5,542,045
650,000	Puerto Rico (Commonwealth of) Industrial,
	Tourist, Educational, Medical & Environmental
	Pollution Control Facilities Financing Authority;
	Series 2012, Ref. RB1	5.000	10/01/2031	685,783

43 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$200,000	Puerto Rico (Commonwealth of) Industrial,
	Tourist, Educational, Medical & Environmental
	Pollution Control Facilities Financing Authority;
	Series 2012, Ref. RB1	5.000%	10/01/2042 $	203,300
675,000	Puerto Rico (Commonwealth of) Infrastructure
	Financing Authority; Series 2005 B, RB5	5.000	07/01/2037	168,750
141,985,000	Puerto Rico (Commonwealth of) Infrastructure
	Financing Authority; Series 2005 B, RB5	5.000	07/01/2041	35,496,250
25,255,000	Puerto Rico (Commonwealth of) Infrastructure
	Financing Authority; Series 2006 B, RB5	5.000	07/01/2031	6,313,750
17,490,000	Puerto Rico (Commonwealth of) Infrastructure
	Financing Authority; Series 2006 B, RB5	5.000	07/01/2037	4,372,500
41,740,000	Puerto Rico (Commonwealth of) Infrastructure
	Financing Authority; Series 2006 B, RB5	5.000	07/01/2046	10,435,000
1,680,000	Puerto Rico (Commonwealth of) Infrastructure
	Financing Authority; Series 2007 A, RB5	6.500	10/01/2037	340,200
70,355,000	Puerto Rico (Commonwealth of) Public
	Buildings Authority (Government Facilities);
	Series 2004 I, RB5	5.000	07/01/2036	61,824,456
7,500,000	Puerto Rico (Commonwealth of) Public
	Buildings Authority; Series 2007 N, RB5	5.000	07/01/2037	6,787,500
4,400,000	Puerto Rico (Commonwealth of) Public
	Buildings Authority; Series 2009 P, Ref. RB5	6.500	07/01/2030	4,136,000
7,500,000	Puerto Rico (Commonwealth of) Public
	Buildings Authority; Series 2009 P, Ref. RB5	6.750	07/01/2036	7,106,250
850,000	Puerto Rico (Commonwealth of) Public
	Buildings Authority; Series 2009 Q, RB5	5.500	07/01/2037	776,688
2,000,000	Puerto Rico (Commonwealth of); Series 2003
	A, GO Bonds5	5.000	07/01/2033	1,645,000
1,270,000	Puerto Rico (Commonwealth of); Series 2003
	C-7, Ref. GO Bonds, NPFGC1	6.000	07/01/2028	1,308,887
2,500,000	Puerto Rico (Commonwealth of); Series 2006
	B, Ref. GO Bonds5	5.250	07/01/2032	2,078,125
5,000,000	Puerto Rico (Commonwealth of); Series 2008
	A, GO Bonds5	5.375	07/01/2033	4,112,500
2,200,000	Puerto Rico (Commonwealth of); Series 2008
	A, Ref. GO Bonds5	5.250	07/01/2026	1,798,500
22,700,000	Puerto Rico (Commonwealth of); Series 2008
	A, Ref. GO Bonds5	5.500	07/01/2032	18,699,125
770,000	Puerto Rico (Commonwealth of); Series 2009
	B, Ref. GO Bonds5	5.875	07/01/2036	644,875
390,000	Puerto Rico (Commonwealth of); Series 2009
	C, Ref. GO Bonds5	6.000	07/01/2039	320,287
1,000,000	Puerto Rico (Commonwealth of); Series 2011
	A, Ref. GO Bonds5	6.000	07/01/2028	835,000
3,670,000	Puerto Rico (Commonwealth of); Series 2011
	A, Ref. GO Bonds5	6.000	07/01/2040	2,977,287
25,000,000	Puerto Rico (Commonwealth of); Series 2011
	C, Ref. GO Bonds5	5.750	07/01/2036	20,093,750

44 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$2,700,000	Puerto Rico (Commonwealth of); Series 2011
	C, Ref. GO Bonds5	6.000%	07/01/2035 $	2,247,750
3,205,000	Puerto Rico (Commonwealth of); Series 2011
	E, Ref. GO Bonds5	5.625	07/01/2033	2,664,156
3,000,000	Puerto Rico (Commonwealth of); Series 2012
	A, Ref. GO Bonds5	5.750	07/01/2028	2,381,250
15,820,000	Puerto Rico (Commonwealth of); Series 2012
	A, Ref. RB5	5.000	07/01/2041	11,983,650
5,000,000	Puerto Rico (Commonwealth of); Series 2012
	A, Ref. RB5	5.500	07/01/2039	3,956,250
11,810,000	Puerto Rico Public Finance Corp.; Series 2011
	B, RB5	5.500	08/01/2031	487,163
6,118,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	3.971 3	07/01/2027	5,233,460
3,204,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	3.973 3	07/01/2024	2,931,724
5,963,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	4.440 3	07/01/2029	4,837,722
7,685,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	4.542 3	07/01/2031	5,800,638
4,327,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB1	4.550	07/01/2040	4,879,428
23,361,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB1	4.750	07/01/2053	26,447,455
57,456,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB1	5.000	07/01/2058	65,894,563
8,649,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	5.090 3	07/01/2033	6,086,820
99,234,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	5.894 3	07/01/2046	29,524,100
50,840,000	Puerto Rico Sales Tax Financing Corp.; Series
	2018 A-1, RB	5.951 3	07/01/2051	10,990,083
54,577,000	Puerto Rico Sales Tax Financing Corp.; Series
	2019 A-2, RB1	4.329	07/01/2040	60,656,878
976,000	Puerto Rico Sales Tax Financing Corp.; Series
	2019 A-2, RB1	4.536	07/01/2053	1,089,597
13,060,000	Puerto Rico Sales Tax Financing Corp.; Series
	2019 A-2, RB1	4.784	07/01/2058	14,761,065
7,280,000	University of Puerto Rico; Series 2006 P, Ref.
	RB	5.000	06/01/2030	7,234,500
4,555,000	University of Puerto Rico; Series 2006 Q, RB	5.000	06/01/2026	4,532,225
24,375,000	University of Puerto Rico; Series 2006 Q, RB	5.000	06/01/2030	24,222,656
67,190,000	University of Puerto Rico; Series 2006 Q, RB	5.000	06/01/2036	66,770,062
1,500,000	Virgin Islands (Government of) Public Finance
	Authority (Federal Highway Grant Anticipation
	Revenue Loan Note); Series 2015, RB1	5.000	09/01/2033	1,689,975
2,555,000	Virgin Islands (Government of) Public Finance
	Authority; Series 2012 A, RB1	5.000	10/01/2032	2,799,999
2,180,000	Virgin Islands (Government of) Public Finance
	Authority; Series 2012 A, Ref. RB1	5.000	10/01/2032	2,389,040
	45	INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

SCHEDULE OF INVESTMENTS Continued

Principal Amount	Coupon	Maturity	Value
U.S. Possessions (Continued)
			$1,045,684,585
Total Municipal Bonds and Notes (Cost $5,867,776,729)			5,930,448,091
Shares
Common Stock—0.1%
1,401	CMS Liquidating Trust9,10,11 (Cost $4,483,200)		3,502,500

Total Investments, at Value (Cost $5,872,259,929)—102.7%			5,933,950,591
Floating Rate Note Obligations—(4.0)
Notes with interest and fee rates ranging from 1.16% to 1.23% at 2/29/2020 and contractual
maturities of collateral ranging from 6/15/2020 to 11/15/205712			(229,695,000)
Borrowings—(0.0)			(1,800,000)
Net Other Assets (Liabilities)—1.3			76,856,091
Net Assets—100.0%			$5,779,311,682

Footnotes to Schedule of Investments

1.All or a portion of the security position has been pledged for collateral to cover borrowings. See Note 10 of the accompanying Notes.

2.This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

3.Zero coupon bond reflects effective yield on the original acquisition date.

4.Security represents the underlying municipal bond with respect to an inverse floating rate security held by the

Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

5.This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate.

6.Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

7.Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

8.The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

9.Non-income producing security.

10.Received as a result of a corporate action.

11.The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying

Notes.

12.Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 29, 2020. At February 29, 2020, the Fund's investments with a value of $381,279,791 are held by TOB

Trusts and serve as collateral for the $229,695,000 in the floating rate note obligations outstanding at that date.

To simplify the listings of securities, abbreviations are used per the table below:

AGC	Assured Guaranty Corp.
FGIC	Financial Guaranty Insurance Company
GO	General Obligation
IDR	Industrial Development Revenue Bonds
JFK	John Fitzgerald Kennedy

46 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

MTA	Metropolitan Transportation Authority
NPFGC	National Public Finance Guarantee Corp.
NYC	New York City
NYU	New York University
RB	Revenue Bonds
Ref.	Refunding
SUNY	State University of New York
UBF	University of Buffalo Foundation
VRD	Variable Rate Demand
YMCA	Young Men's Christian Assoc.

See accompanying Notes to Financial Statements.

47 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

STATEMENT OF ASSETS AND LIABILITIES February 29, 2020

Assets
Investments, at value (cost $5,872,259,929) —see accompanying schedule of investments	$5,933,950,591
Receivables and other assets:
Interest	51,191,506
Investments sold	49,696,029
Shares of beneficial interest sold	3,275,021
Investments matured, at value (cost $3,000,000)	2,662,500
Other	2,942,969
Total assets	6,043,718,616

Liabilities
Amount due to custodian	447,267
Payables and other liabilities:
Payable for short-term floating rate notes issued	229,695,000
Payable for borrowings	1,800,000
Investments purchased	20,760,596
Shares of beneficial interest redeemed	6,580,009
Dividends	2,143,295
Distribution and service plan fees	1,255,119
Trustees' compensation	889,552
Transfer and shareholder servicing agent fees	369,306
Advisory fees	141,966
Shareholder communications	121,091
Administration fees	4,621
Interest expense on borrowings	2,529
Other	196,583
Total liabilities	264,406,934

Net Assets	$5,779,311,682

Composition of Net Assets
Shares of beneficial interest	$6,270,747,226
Total accumulated loss	(491,435,544)
Net Assets	$5,779,311,682

48 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $4,625,668,043 and
263,630,171 shares of beneficial interest outstanding)	$17.55
Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$18.33

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $489,818,170 and 27,995,471 shares of
beneficial interest outstanding)	$17.50

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$658,644,278 and 37,527,863 shares of beneficial interest outstanding)	$17.55

Class R6 Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$5,181,191 and 295,250 shares of beneficial interest outstanding)	$17.55

See accompanying Notes to Financial Statements.

49 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

STATEMENT OF

OPERATIONS

	Two Months Ended	Year Ended
	February 29, 2020	December 31, 2019
Investment Income
Interest	$35,254,889	$257,787,602
Expenses
Advisory fees	4,138,538	24,338,657
Administration fees	134,717	464,005
Distribution and service plan fees:
Class A	1,793,759	10,145,813
Class C	786,482	6,048,906
Transfer and shareholder servicing agent fees:
Class A	471,371	3,147,578
Class C	50,355	479,835
Class Y	66,142	391,599
Class R6	232	293
Shareholder communications:
Class A	23,309	86,829
Class C	2,490	11,658
Class Y	3,271	12,064
Class R6	26	19
Interest expense and fees on short-term floating rate notes issued	656,571	9,032,973
Borrowing fees	535,374	4,296,710
Custodian fees and expenses	18,360	46,055
Trustees' compensation	8,508	89,766
Interest expense on borrowings	7,685	586,711
Other	69,277	689,465
Total expenses	8,766,467	59,868,936
Less waivers and reimbursements of expenses	—	(129)
Net expenses	8,766,467	59,868,807

Net Investment Income	26,488,422	197,918,795

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(32,767,127)	(31,411,998)

Net change in unrealized appreciation/(depreciation) on investment
transactions	291,285,138	465,838,776
Net Increase in Net Assets Resulting from Operations	$285,006,433	$632,345,573

50 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Two Months Ended	Year Ended	Year Ended
	February 29, 2020	December 31, 2019	December 31, 2018
Operations
Net investment income	$26,488,422	$197,918,795	$178,556,166

Net realized gain (loss)	(32,767,127)	(31,411,998)	(252,599,569)

Net change in unrealized appreciation/(depreciation)	291,285,138	465,838,776	497,137,176
Net increase in net assets resulting from operations	285,006,433	632,345,573	423,093,773

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable
earnings:
Class A	(25,918,305)	(138,273,202)	(134,885,883)
Class B	—	—	(28,609)
Class C	(2,180,818)	(15,652,667)	(19,810,554)
Class Y	(3,888,327)	(18,613,060)	(13,955,899)
Class R6	(31,538)	(18,778)	—
Total distributions from distributable earnings
	(32,018,988)	(172,557,707)	(168,680,945)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A	16,446,449	244,938,860	(367,334,163)
Class B	—	—	(3,864,090)
Class C	(3,763,279)	(295,103,307)	(93,987,317)
Class Y	19,701,642	146,694,293	73,882,123
Class R6	(36,603)	4,971,989	—
Total beneficial interest transactions
	32,348,209	101,501,835	(391,303,447)

Net Assets
Total increase (decrease)	285,335,654	561,289,701	(136,890,619)

Beginning of period	5,493,976,028	4,932,686,327	5,069,576,946
End of period
	$5,779,311,682	$5,493,976,028	$4,932,686,327

See accompanying Notes to Financial Statements.

51 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

FINANCIAL HIGHLIGHTS

	Two Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A	February 29,	December	December	December	December	December
	2020	31, 2019	31, 2018	31, 2017	31, 2016	31, 2015
Per Share Operating Data
Net asset value, beginning of
period	$16.78	$15.35	$14.59	$14.68	$14.68	$15.35
Income (loss) from investment
operations:
Net investment income1	0.08	0.62	0.55	0.57	0.76	0.97
Net realized and unrealized
gain (loss)	0.79	1.35	0.73	0.04	0.12	(0.68)
Total from investment
operations	0.87	1.97	1.28	0.61	0.88	0.29
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.10)	(0.54)	(0.52)	(0.70)	(0.88)	(0.96)
Net asset value, end of period	$17.55	$16.78	$15.35	$14.59	$14.68	$14.68

Total Return, at Net Asset
Value2	5.18%	12.97%	8.88%	4.11%	6.06%	1.94%

Ratios/Supplemental Data
Net assets, end of period (in
millions)	$4,626	$4,407	$3,807	$3,975	$4,425	$4,464
Average net assets (in millions)	$4,496	$4,193	$3,914	$4,420	$4,553	$4,794
Ratios to average net assets:3
Net investment income	2.92%	3.78%	3.64%	3.79%	5.05%	6.42%
Expenses excluding specific
expenses listed below	0.79%	0.80%	0.87%	0.83%	0.80%	0.73%
Interest and fees from
borrowings	0.06%	0.09%	0.15%	0.11%	0.08%	0.06%
Interest and fees on short-term
floating rate notes issued4	0.07%	0.17%	0.19%	0.08%	0.09%	0.07%
Total expenses	0.92%	1.06%	1.21%	1.02%	0.97%	0.86%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	0.92%	1.06%	1.21%	1.02%	0.97%	0.86%
Portfolio turnover rate5	2%	25%	26%	23%	33%	13%

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

52 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

	Two Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class C	February 29,	December	December	December	December	December
	2020	31, 2019	31, 2018	31, 2017	31, 2016	31, 2015
Per Share Operating Data
Net asset value, beginning of
period	$16.73	$15.31	$14.55	$14.64	$14.64	$15.32
Income (loss) from investment
operations:
Net investment income1	0.06	0.49	0.44	0.45	0.63	0.84
Net realized and unrealized
gain (loss)	0.79	1.35	0.73	0.04	0.12	(0.69)
Total from investment
operations	0.85	1.84	1.17	0.49	0.75	0.15
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.08)	(0.42)	(0.41)	(0.58)	(0.75)	(0.83)
Net asset value, end of period	$17.50	$16.73	$15.31	$14.55	$14.64	$14.64

Total Return, at Net Asset
Value2	5.07%	12.10%	8.09%	3.32%	5.18%	1.02%

Ratios/Supplemental Data
Net assets, end of period (in
millions)	$490	$472	$705	$761	$865	$841
Average net assets (in millions)	$480	$604	$733	$851	$875	$887
Ratios to average net assets:3
Net investment income	2.16%	3.02%	2.88%	3.02%	4.19%	5.57%
Expenses excluding specific
expenses listed below	1.54%	1.56%	1.62%	1.62%	1.66%	1.58%
Interest and fees from
borrowings	0.06%	0.09%	0.15%	0.11%	0.08%	0.06%
Interest and fees on short-term
floating rate notes issued4	0.07%	0.17%	0.19%	0.08%	0.09%	0.07%
Total expenses	1.67%	1.82%	1.96%	1.81%	1.83%	1.71%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	1.67%	1.82%	1.96%	1.81%	1.83%	1.71%
Portfolio turnover rate5	2%	25%	26%	23%	33%	13%

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

53 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

FINANCIAL HIGHLIGHTS Continued

	Two Months
	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class Y	February 29,	December	December	December	December	December
	2020	31, 2019	31, 2018	31, 2017	31, 2016	31, 2015
Per Share Operating Data
Net asset value, beginning of
period	$16.78	$15.35	$14.60	$14.68	$14.68	$15.35
Income (loss) from investment
operations:
Net investment income1	0.09	0.66	0.59	0.59	0.77	0.99
Net realized and unrealized
gain (loss)	0.79	1.35	0.72	0.06	0.13	(0.68)
Total from investment
operations	0.88	2.01	1.31	0.65	0.90	0.31
Dividends and/or distributions
to shareholders:
Dividends from net investment
income	(0.11)	(0.58)	(0.56)	(0.73)	(0.90)	(0.98)
Net asset value, end of period	$17.55	$16.78	$15.35	$14.60	$14.68	$14.68

Total Return, at Net Asset
Value2	5.23%	13.25%	9.07%	4.41%	6.22%	2.09%

Ratios/Supplemental Data
Net assets, end of period (in
millions)	$659	$610	$421	$330	$263	$212
Average net assets (in millions)	$631	$528	$382	$330	$238	$229
Ratios to average net assets:3
Net investment income	3.16%	4.02%	3.88%	3.94%	5.17%	6.57%
Expenses excluding specific
expenses listed below	0.54%	0.56%	0.62%	0.62%	0.66%	0.58%
Interest and fees from
borrowings	0.06%	0.09%	0.15%	0.11%	0.08%	0.06%
Interest and fees on short-term
floating rate notes issued4	0.07%	0.17%	0.19%	0.08%	0.09%	0.07%
Total expenses	0.67%	0.82%	0.96%	0.81%	0.83%	0.71%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	0.67%	0.82%	0.96%	0.81%	0.83%	0.71%
Portfolio turnover rate5	2%	25%	26%	23%	33%	13%

1.Calculated based on the average shares outstanding during the period.

2.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3.Annualized for periods less than one full year.

4.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

54 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

	Two Months	Period
	Ended	Ended
Class R6	February 29, December 31,
	2020	20191
Per Share Operating Data
Net asset value, beginning of period	$16.78	$16.44
Income (loss) from investment operations:
Net investment income2	0.09	0.40
Net realized and unrealized gain	0.79	0.29
Total from investment operations	0.88	0.69
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.35)
Net asset value, end of period	$17.55	$16.78

Total Return, at Net Asset Value3	5.23%	4.20%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$5	$5
Average net assets (in millions)	$5	$1
Ratios to average net assets:4
Net investment income	3.20%	4.07%
Expenses excluding specific expenses listed below	0.51%	0.54%
Interest and fees from borrowings	0.06%	0.09%
Interest and fees on short-term floating rate notes issued5	0.07%	0.17%
Total expenses	0.64%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian
expenses	0.64%	0.78%
Portfolio turnover rate6	2%	25%

1.For the period from after the close of business on May 24, 2019 (inception of offering) to December 31, 2019.

2.Calculated based on the average shares outstanding during the period.

3.Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4.Annualized for periods less than one full year.

5.Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

55 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

NOTES TO FINANCIAL STATEMENTS February 29, 2020

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Rochester Municipals Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Rochester Municipals Fund (the "Acquired Fund" or "Predecessor Fund"). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the "Reorganization Date") through the transfer of all of its assets and liabilities to the Fund (the "Reorganization").

Effective February 29, 2020, the Fund's fiscal year end changed from December 31 to the last day in February.

The Fund's investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y, and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for ten years after purchase are eligible for automatic conversion into Class

A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest

56 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the

57 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

NOTES TO FINANCIAL STATEMENTS Continued

ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization.

D. Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America ("GAAP"), are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E. Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund's uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders "exempt-interest dividends", as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other

58 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H. Indemnifications - Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund's servicing agreements, that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds ("TOBs"), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund ("TOB Trusts") in exchange for cash and residual interests in the TOB Trusts' assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund's net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating

59 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

NOTES TO FINANCIAL STATEMENTS Continued

rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event ("liquidity shortfall"). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund's investment assets, and the related floating rate notes reflected as Fund liabilities under the caption "Payable for short-term floating rate notes issued" on the Statement of Assets and Liabilities. The carrying amount of the Fund's floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of "Interest expense and fees on short-term floating rate notes issued" on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Volcker Rule") prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities' investments in, and relationships with, "covered funds", as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as "sponsors" of TOB Trusts. These duties may be performed by a third-party service provider. The Fund's expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust

60 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the "Risk Retention Rules"). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust's municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund's ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund's net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

J. Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund's investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

K. Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers,

61 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

NOTES TO FINANCIAL STATEMENTS Continued

Inc. (the "Adviser" or "Invesco"). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund's average daily net assets as follows:

Fee Schedule*

Up to $100 million	0.54%
Next $150 million	0.52
Next $1.75 billion	0.47
Next $3 billion	0.46
Next $3 billion	0.45
Next $6 billion	0.44
Over $14 billion	0.42

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the two months ended February 29, 2020, the effective advisory fee rate incurred by the Fund was 0.45%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective on the Reorganization Date, the Adviser has contractually agreed, through May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.86%, 1.62%, 0.62% and 0.52%, respectively, of the Fund's average daily net assets (the "expense limits"). In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

During the two month reporting period, the Adviser and OFI Global Asset Management, Inc. did not waive fees and/or reimburse the Fund or Acquired Fund, respectively, in relation to this arrangement.

62 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the two months ended February 29, 2020, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Citibank, N.A. serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. ("IIS") pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the two months ended February 29, 2020, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. ("IDI") to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A and Class C shares (collectively the "Plan"). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the two months ended February 29, 2020, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the two months ended February 29, 2020, IDI advised the Fund that IDI retained $45,444 in front-end sales commissions from the sale of Class A shares and $1,200 and $3,647 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

63 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

NOTES TO FINANCIAL STATEMENTS Continued

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 29, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

					Level 3—
		Level 1—	Level 2—		Significant
		Unadjusted	Other Significant		Unobservable
		Quoted Prices Observable Inputs			Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$	— $	4,884,763,506	$	— $	4,884,763,506
U.S. Possessions		—	1,045,684,585		—	1,045,684,585
Common Stock		—	—		3,502,500	3,502,500
Total Investments, at Value		—	5,930,448,091		3,502,500	5,933,950,591
Other Financial Instruments:
Investments Matured		—	2,662,500		—	2,662,500
Total Assets	$	— $	5,933,110,591		$3,502,500	$5,936,613,091

64 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Note 4 - Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the "Plan") for the Fund's Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund's projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	38,463
Accumulated Liability as of February 29, 2020	338,292

Certain trustees have executed Deferred Compensation Agreement(s) pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan(s), deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees' fees under the plan(s) will not affect the net assets of the Fund and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Deferred Compensation Agreement(s).

Note 5 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank, N.A., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 6 - Tax Information

Tax Character of Distributions to Shareholders for the Two Months Ended

65 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

NOTES TO FINANCIAL STATEMENTS Continued

February 29, 2020 and the Fiscal Years Ended December 31, 2019 and December 31, 2018:

	Two Months
	Ended February	December 31,	December 31,
	2020	2019	2018
Ordinary income	$810,535	$5,814,291	$3,105,482
Ordinary income
- Tax-Exempt	31,208,453	166,743,416	165,575,463
Total distributions	$32,018,988	$172,557,707	$168,680,945

Tax Components of Net Assets at Period-End:

2020
Undistributed tax-exempt income	$118,202,969
Net unrealized appreciation - investments	21,664,274
Temporary book/tax differences	(3,024,236)
Capital loss carryforward	(628,278,551)
Shares of beneficial interest	6,270,747,226
Total net assets	$5,779,311,682

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to tax treatment of interest on defaulted bonds, TOBs and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 29, 2020, which expires as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration $	122,072,757	$506,205,794	$628,278,551

66 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

*Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the two months ended February 29, 2020 was $107,137,450 and $205,589,183, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$391,194,281
Aggregate unrealized (depreciation) of investments	(369,530,007)
Net unrealized appreciation of investments	$21,664,274

Cost of investments for tax purposes is $5,914,948,817.

Note 8 - Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of TOB's and defaulted bonds, on February 29, 2020, undistributed net investment income was decreased by $648,591, undistributed net realized gain (loss) was increased by $658,360 and shares of beneficial interest was decreased by $9,769. This reclassification had no effect on the net assets of the Fund.

Note 9 - Share Information

Transactions in shares of beneficial interest were as follows:

	Two Months Ended		Year Ended December 31,		Year Ended December 31,
	February 29, 20201			20192		2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	4,127,410	$70,684,179	22,263,978	$366,055,217	15,464,611	$234,508,501
Automatic
Conversion
Class C
to Class A
Shares	375,784	6,474,772	16,359,187	271,641,351	—	—
Dividends
and/or
distributions
reinvested	1,208,620	20,894,248	7,190,270	118,291,142	7,475,115	113,509,138
Redeemed	(4,758,003)	(81,606,750)	(31,084,981)	(511,048,850)	(47,368,405)	(715,351,802)
Net increase	953,811	$16,446,449	14,728,454	$244,938,860	(24,428,679)	$(367,334,163)
(decrease)

67 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

NOTES TO FINANCIAL STATEMENTS Continued

Two Months Ended		Year Ended December 31,		Year Ended December 31,
February 29, 20201			20192		2018
Shares	Amount	Shares	Amount	Shares	Amount

Class B

Sold	—	$—	—	$—	3	$14
Dividends
and/or
distributions
reinvested	—	—	—	—	1,672	24,601
Redeemed3	—	—	—	—	(261,778)	(3,888,705)
Net increase	— $	—	— $	—	(260,103)	$(3,864,090)
(decrease)

Class C
Sold	743,698	$12,662,643	5,278,747	$86,258,641	3,936,180	$59,623,637
Dividends
and/or
distributions
reinvested	103,977	1,792,290	858,543	13,981,744	1,185,076	17,928,741
Automatic
Conversion
Class C	(376,878)	(6,474,772)	(16,400,229)	(271,641,351)	—	—
to Class A
Shares
Redeemed	(687,757)	(11,743,440)	(7,593,038)	(123,702,341)	(11,370,110)	(171,539,695)
Net increase	(216,960)	$(3,763,279)	(17,855,977)	$(295,103,307)	(6,248,854)	$(93,987,317)
(decrease)

Class Y
Sold	2,391,879	$40,957,516	13,429,030	$220,190,773	10,279,646	$156,336,049
Dividends
and/or
distributions
reinvested	183,157	3,166,657	978,897	16,137,032	781,804	11,895,719
Redeemed	(1,425,021)	(24,422,531)	(5,456,754)	(89,633,512)	(6,220,539)	(94,349,645)
Net increase	1,150,015	$19,701,642	8,951,173	$146,694,293	4,840,911	$73,882,123
(decrease)

Class R64
Sold	—	$—	298,058	$4,983,613	—	$—
Dividends
and/or
distributions
reinvested	1,698	29,351	1,107	18,566	—	—
Redeemed	(3,813)	(65,954)	(1,800)	(30,190)	—	—
Net increase	(2,115)	$(36,603)	297,365	$4,971,989	—	$—
(decrease)

1.There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 56% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2.There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 56% of

68 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

3.All outstanding Class B shares converted to Class A shares on June 1, 2018.

4.Commencement date after the close of business on May 24, 2019.

Note 10 - Borrowings

The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act, which provides that a fund generally may not borrow money greater than 33 1/3 of the Fund's total assets.

On May 24, 2019, the Fund entered into a $2.5 billion Revolving Credit and Security Agreement with conduit lenders and Citibank N.A. which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds. This revolving agreement is secured by the assets of the Fund. In connection with this agreement, for the period January 1, 2020 to February 29, 2020, the Fund incurred fees of $543,059. The average daily balance of borrowings under this agreement is $2,605,000 with an average interest rate of 1.74%. The carrying amount of the Trust's payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the credit agreement are shown in the Statement of Operations as Interest expense on borrowings.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the two months ended February 29, 2020 were $256,825,000 and 1.56%, respectively.

Note 11 - Subsequent Event

During the first quarter of 2020, the World Health Organization declared the Coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Funds' ability to achieve their investment objectives. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The Coronavirus Aid, Relief, and Economic Security Act, commonly referred to as the "CARES Act," was signed into law on March 27, 2020 by President Trump. The Act is a $2 trillion stimulus package to help individuals, businesses and hospitals in response to the economic distress caused by the COVID-19 crisis. The Adviser is assessing the components of the Act and the impacts to the Fund should be immaterial.

69 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Oppenheimer Rochester® Municipals Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Rochester® Municipals Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the "Fund") as of February 29, 2020, the related statements of operations and of changes in net assets, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statement of Operations and Statement of
Changes in Net Assets	Financial Highlights

For the period from January 1, 2020 through	For the period from January 1, 2020 through
February 29, 2020 and the year ended December	February 29, 2020 and the year ended December
31, 2019	31, 2019 for Class A, Class C and Class Y
For the period from January 1, 2020 through
February 29, 2020 and the period from May 24,
2019 (inception of offering) through December
31, 2019 for Class R6

The financial statements of Invesco Oppenheimer Rochester® Municipals Fund (formerly known as Oppenheimer Rochester® Municipals Fund) as of and for the year ended December 31, 2018 and the financial highlights for each of the periods ended on or prior to December 31, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 22, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable

70 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP Houston, Texas

April 27, 2020

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

71 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its two months ended February 29, 2020:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Tax-Exempt Interest Dividends*	97.47%

*The above percentages are based on ordinary income dividends paid to shareholders during the Fund's reporting period.

72 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

•Fund reports and prospectuses

•Quarterly statements

•Daily confirmations

•Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund's Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.'s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

73 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the "Trust"), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INTERESTED TRUSTEE

Martin L. Flanagan 1 — 1960	2007	Executive Director, Chief Executive Officer and	229	None
Trustee and Vice Chair		President, Invesco Ltd. (ultimate parent of
Invesco and a global investment management
firm); Trustee and Vice Chair, The Invesco
Funds; Vice Chair, Investment Company
Institute; and Member of Executive Board,
SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

74 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944	2003 Chairman, Crockett Technologies Associates
Trustee and Chair	(technology consulting company)
Formerly: Director, Captaris (unified
messaging provider); Director, President and
Chief Executive Officer, COMSAT Corporation;
Chairman, Board of Governors of INTELSAT
(international communications company); ACE
Limited (insurance company); Independent
Directors Council and Investment Company
Institute: Member of the Audit Committee,
Investment Company Institute; Member of
the Executive Committee and Chair of the
Governance Committee, Independent Directors
Council

229Director and

Chairman of the

Audit Committee,

ALPS (Attorneys

Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation

Committee, Ferroglobe

PLC (metallurgical

company)

David C. Arch – 1945	2010 Chairman of Blistex Inc. (consumer health	229	Board member of the
Trustee	care products manufacturer); Member, World		Illinois Manufacturers'
	Presidents' Organization		Association

Beth Ann Brown – 1968	2019 Independent Consultant	229	Director, Board of
Trustee	Formerly: Head of Intermediary Distribution,		Directors of Caron
Engineering Inc.;
	Managing Director, Strategic Relations,		Advisor, Board of
	Managing Director, Head of National		Advisors of Caron
	Accounts, Senior Vice President, National		Engineering Inc.;
	Account Manager and Senior Vice President,		President and
	Key Account Manager, Columbia Management		Director, of Acton
	Investment Advisers LLC; Vice President, Key		Shapleigh Youth
	Account Manager, Liberty Funds Distributor,		Conservation Corps
	Inc.; and Trustee of certain Oppenheimer		(non -profit); and
	Funds		President and Director
of Grahamtastic
Connection (non-
profit)
Jack M. Fields – 1952	2003 Chief Executive Officer, Twenty First Century
Trustee	Group, Inc. (government affairs company);
and Chairman, Discovery Learning Alliance
(non-profit)
Formerly: Owner and Chief Executive Officer,
Dos Angeles Ranch L.P. (cattle, hunting,
corporate entertainment); Director, Insperity,
Inc. (formerly known as Administaff) (human
resources provider); Chief Executive Officer,
Texana Timber LP (sustainable forestry
company); Director of Cross Timbers Quail
Research Ranch (non-profit); and member of
the U.S. House of Representatives

229Member, Board of Directors of Baylor

College of Medicine

75 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES (CONTINUED)

Cynthia Hostetler —1962	2017 Non-Executive Director and Trustee of a
Trustee	number of public and private business
corporations
Formerly: Director, Aberdeen Investment
Funds (4 portfolios); Head of Investment
Funds and Private Equity, Overseas Private
Investment Corporation; President, First
Manhattan Bancorporation, Inc.; Attorney,
Simpson Thacher & Bartlett LLP

229Vulcan Materials

Company

(construction materials

company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex);

Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961	2016 Professor and Dean, Mays Business School -	229	Insperity, Inc. (formerly
Trustee	Texas A&M University		known as Administaff)
	Formerly: Professor and Dean, Walton College		(human resources
			provider)
	of Business, University of Arkansas and E.J.
	Ourso College of Business, Louisiana State
	University; Director, Arvest Bank
Elizabeth Krentzman – 1959	2019 Formerly: Principal and Chief Regulatory
Trustee	Advisor for Asset Management Services and
U.S. Mutual Fund Leader of Deloitte & Touche
LLP; General Counsel of the Investment
Company Institute (trade association);
National Director of the Investment
Management Regulatory Consulting Practice,
Principal, Director and Senior Manager of
Deloitte & Touche LLP; Assistant Director of
the Division of Investment Management -
Office of Disclosure and Investment Adviser
Regulation of the U.S. Securities and Exchange
Commission and various positions with the
Division of Investment Management – Office
of Regulatory Policy of the U.S. Securities and
Exchange Commission; Associate at Ropes &
Gray LLP.; and Trustee of certain Oppenheimer
Funds

229Trustee of the

University of Florida

National Board

Foundation; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center

Association, Inc. Board

of Trustees and Audit

Committee Member

76 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES (CONTINUED)

Anthony J. LaCava, Jr. – 1956 2019	Formerly: Director and Member of the Audit
Trustee	Committee, Blue Hills Bank (publicly traded
financial institution) and Managing Partner,
KPMG LLP

229Blue Hills Bank;

Chairman of Bentley University; Member, Business School Advisory Council; and Nominating

Committee, KPMG LLP

Prema Mathai-Davis – 1950 2003 Retired229None Trustee

Formerly; Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self- Directed Investor)

Joel W. Motley – 1952	2019 Director of Office of Finance, Federal Home
Trustee	Loan Bank System; Member of the Vestry
of Trinity Wall Street; Managing Director of
Carmona Motley Hoffman, Inc. (privately held
financial advisor); Member of the Council
on Foreign Relations and its Finance and
Budget Committee; Chairman Emeritus of
Board of Human Rights Watch and Member
of its Investment Committee; and Member
of Investment Committee and Board of
Historic Hudson Valley (non-profit cultural
organization).
Formerly: Managing Director of Public Capital
Advisors, LLC (privately held financial advisor);
Managing Director of Carmona Motley
Hoffman, Inc. (privately held financial advisor);
Trustee of certain Oppenheimer Funds; and
Director of Columbia Equity Financial Corp.
(privately held financial advisor)

229Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment

Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis

Reporting (non-profit

journalism)

Teresa M. Ressel — 1962	2017 Non-executive director and trustee of a
Trustee	number of public and private business
corporations
Formerly: Chief Financial Officer, Olayan
America, The Olayan Group (international
investor/commercial/industrial); Chief
Executive Officer, UBS Securities LLC; Group
Chief Operating Officer, Americas, UBS AG;
Assistant Secretary for Management & Budget
and CFO, US Department of the Treasury

229Atlantic Power

Corporation (power

generation company); ON Semiconductor Corp. (semiconductor supplier)

77 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

INDEPENDENT TRUSTEES
(CONTINUED)

Ann Barnett Stern – 1957	2017	President and Chief Executive Officer, Houston	229	Federal Reserve Bank
Trustee		Endowment Inc. (private philanthropic		of Dallas
institution)
Formerly: Executive Vice President and
General Counsel, Texas Children's Hospital;
Attorney, Beck, Redden and Secrest, LLP;
Business Law Instructor, University of St.
Thomas; Attorney, Andrews & Kurth LLP

Robert C. Troccoli – 1949	2016	Retired	229	None
Trustee		Formerly: Adjunct Professor, University of

Denver – Daniels College of Business, Senior
Partner, KPMG LLP
Daniel S. Vandivort –1954	2019 Treasurer, Chairman of the Audit and Finance
Trustee	Committee, and Trustee, Board of Trustees,
Huntington Disease Foundation of America;
and President, Flyway Advisory Services LLC
(consulting and property management).
Formerly: Trustee and Governance Chair, of
certain Oppenheimer Funds

229Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945	2019 Retired
Trustee	Formerly: Managing Partner, Deloitte & Touche

LLP; Trustee and Chairman of the Audit
Committee, Schroder Funds; Board Member,
Mile High United Way, Boys and Girls Clubs,
Boy Scouts, Colorado Business Committee
for the Arts, Economic Club of Colorado
and Metro Denver Network (economic
development corporation); and Trustee of
certain Oppenheimer Funds

229Board member

and Chairman of Audit Committee

of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson –	2017 Retired
1957	Formerly: Director, TD Asset Management USA
Trustee, Vice Chair and Chair
Designate	Inc. (mutual fund complex) (22 portfolios);
Managing Partner, CT2, LLC (investing and
consulting firm); President/Chief Executive
Officer, Columbia Funds, Bank of America
Corporation; President/Chief Executive Officer,
CDC IXIS Asset Management Services, Inc.;

229ISO New England,

Inc. (non-profit

organization

managing regional electricity market)

78 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years

Since

INDEPENDENT TRUSTEES
(CONTINUED)

Christopher L. Wilson		Principal & Director of Operations, Scudder
Continued		Funds, Scudder, Stevens & Clark, Inc.; Assistant
Vice President, Fidelity Investments

79 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS

Sheri Morris — 1964	2003	Head of Global Fund Services, Invesco Ltd.;	N/A	N/A
President, Principal Executive		President, Principal Executive Officer and
Officer and Treasurer		Treasurer, The Invesco Funds; Vice President,
Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); and Vice President,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-
Traded Self-Indexed Fund Trust, and Vice
President, OppenheimerFunds, Inc.
Formerly: Vice President and Principal
Financial Officer, The Invesco Funds; Vice
President, Invesco AIM Advisers, Inc., Invesco
AIM Capital Management, Inc. and Invesco
AIM Private Asset Management, Inc.; Assistant
Vice President and Assistant Treasurer, The
Invesco Funds and Assistant Vice President,
Invesco Advisers, Inc., Invesco AIM Capital
Management, Inc. and Invesco AIM Private
Asset Management, Inc.; and Treasurer,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust and Invesco
Actively Managed Exchange-Traded Fund Trust

Russell C. Burk — 1958	2005	Senior Vice President and Senior Officer, The	N/A	N/A
Senior Vice President and		Invesco Funds
Senior Officer

Jeffrey H. Kupor – 1968	2018	Head of Legal of the Americas, Invesco	N/A	N/A
Senior Vice President, Chief		Ltd.; Senior Vice President and Secretary,
Legal Officer and Secretary		Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); Senior Vice President
and Secretary, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Vice President and Secretary, Invesco
Investment Services, Inc. (formerly known
as Invesco AIM Investment Services, Inc.)
Senior Vice President, Chief Legal Officer and
Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers
LLC (formerly known as Van Kampen Asset
Management); Secretary and General Counsel,
Invesco Capital Markets, Inc. (formerly known
as Van Kampen Funds Inc.) and Chief Legal

80 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)		Officer, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco
India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-
Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Secretary, W.L.
Ross & Co., LLC
Formerly: Secretary and Vice President,
Jemstep, Inc.; Head of Legal, Worldwide
Institutional, Invesco Ltd.; Secretary and
General Counsel, INVESCO Private Capital
Investments, Inc.; Senior Vice President,
Secretary and General Counsel, Invesco
Management Group, Inc. (formerly known
as Invesco AIM Management Group,
Inc.); Assistant Secretary, INVESCO Asset
Management (Bermuda) Ltd.; Secretary and
General Counsel, Invesco Private Capital, Inc.;
Assistant Secretary and General Counsel,
INVESCO Realty, Inc.; Secretary and General
Counsel, Invesco Senior Secured Management,
Inc.; and Secretary, Sovereign G./P. Holdings
Inc.

Andrew R. Schlossberg –	2019	Head of the Americas and Senior Managing	N/A	N/A
1974		Director, Invesco Ltd.; Director and Senior
Senior Vice President		Vice President, Invesco Advisers, Inc. (formerly
known as Invesco Institutional (N.A.), Inc.)
(registered investment adviser); Director and
Chairman, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment
Services, Inc.) (registered transfer agent);
Senior Vice President, The Invesco Funds;
Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset
Management); Director, President and
Chairman, Invesco Insurance Agency, Inc.
Formerly: Director, Invesco UK Limited;
Director and Chief Executive, Invesco Asset
Management Limited and Invesco Fund
Managers Limited; Assistant Vice President,
The Invesco Funds; Senior Vice President,
Invesco Advisers, Inc. (formerly known as
Invesco Institutional (N.A.), Inc.) (registered
investment adviser); Director and Chief
Executive, Invesco Administration Services

81 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Andrew R. Schlossberg		Limited and Invesco Global Investment
(Continued)		Funds Limited; Director, Invesco Distributors,
Inc.; Head of EMEA, Invesco Ltd.; President,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II and Invesco
India Exchange-Traded Fund Trust; Managing
Director and Principal Executive Officer,
Invesco Capital Management LLC

John M. Zerr — 1962	2006	Chief Operating Officer of the Americas;	N/A	N/A
Senior Vice President		Senior Vice President, Invesco Advisers, Inc.
(formerly known as Invesco Institutional
(N.A.), Inc.) (registered investment adviser);
Senior Vice President, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Director and Vice President, Invesco
Investment Services, Inc. (formerly known as
Invesco AIM Investment Services, Inc.) Senior
Vice President, The Invesco Funds; Managing
Director, Invesco Capital Management LLC;
Director, Invesco Investment Advisers LLC
(formerly known as Van Kampen Asset
Management); Senior Vice President, Invesco
Capital Markets, Inc. (formerly known as
Van Kampen Funds Inc.); Manager, Invesco
Indexing LLC; Manager, Invesco Specialized
Products, LLC; Director and Senior Vice
President, Invesco Insurance Agency, Inc.;
Member, Invesco Canada Funds Advisory
Board; Director, President and Chief Executive
Officer, Invesco Corporate Class Inc. (corporate
mutual fund company); and Director,
Chairman, President and Chief Executive
Officer, Invesco Canada Ltd. (formerly known
as Invesco Trimark Ltd./Invesco Trimark Ltèe)
(registered investment adviser and registered
transfer agent)
Formerly: Director and Senior Vice President,
Invesco Management Group, Inc. (formerly
known as Invesco AIM Management Group,
Inc.); Secretary and General Counsel, Invesco
Management Group, Inc. (formerly known
as Invesco AIM Management Group, Inc.);
Secretary, Invesco Investment Services, Inc.
(formerly known as Invesco AIM Investment
Services, Inc.); Chief Legal Officer and

82 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

John M. Zerr (Continued)		Secretary, The Invesco Funds; Secretary and
General Counsel, Invesco Investment Advisers
LLC (formerly known as Van Kampen Asset
Management); Secretary and General Counsel,
Invesco Capital Markets, Inc. (formerly known
as Van Kampen Funds Inc.); Chief Legal
Officer, Invesco Exchange-Traded Fund Trust,
Invesco Exchange-Traded Fund Trust II, Invesco
India Exchange-Traded Fund Trust, Invesco
Actively Managed Exchange-Traded Fund
Trust, Invesco Actively Managed Exchange-
Traded Commodity Fund Trust and Invesco
Exchange-Traded Self-Indexed Fund Trust;
Secretary, Invesco Indexing LLC; Director,
Secretary, General Counsel and Senior Vice
President, Van Kampen Exchange Corp.;
Director, Vice President and Secretary, IVZ
Distributors, Inc. (formerly known as INVESCO
Distributors, Inc.); Director and Vice President,
INVESCO Funds Group, Inc.; Director and Vice
President, Van Kampen Advisors Inc.; Director,
Vice President, Secretary and General Counsel,
Van Kampen Investor Services Inc.; Director
and Secretary, Invesco Distributors, Inc.
(formerly known as Invesco AIM Distributors,
Inc.); Director, Senior Vice President, General
Counsel and Secretary, Invesco AIM Advisers,
Inc. and Van Kampen Investments Inc.;
Director, Vice President and Secretary, Fund
Management Company; Director, Senior Vice
President, Secretary, General Counsel and Vice
President, Invesco AIM Capital Management,
Inc.; Chief Operating Officer and General
Counsel, Liberty Ridge Capital, Inc. (an
investment adviser)

Gregory G. McGreevey - 1962	2012	Senior Managing Director, Invesco Ltd.;	N/A	N/A
Senior Vice President		Director, Chairman, President, and Chief
Executive Officer, Invesco Advisers, Inc.
(formerly known as Invesco Institutional
(N.A.), Inc.) (registered investment adviser);
Director, Invesco Mortgage Capital, Inc. and
Invesco Senior Secured Management, Inc.;
and Senior Vice President, The Invesco Funds;
and President, SNW Asset Management
Corporation and Invesco Managed Accounts,
LLC
Formerly: Senior Vice President, Invesco

83 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and	Trustee	Principal Occupation(s)	Number of Funds	Other Directorship(s)
Position(s) Held with the Trust	and/or	During Past 5 Years	in Fund Complex	Held by Trustee During
	Officer		Overseen by Trustee	Past 5 Years
Since

OFFICERS (CONTINUED)

Gregory G. McGreevey		Management Group, Inc. and Invesco Advisers,
(Continued)		Inc.; Assistant Vice President, The Invesco
Funds

Kelli Gallegos – 1970	2008	Principal Financial and Accounting Officer	N/A	N/A
Vice President, Principal		– Investments Pool, Invesco Specialized
Financial Officer and Assistant		Products, LLC; Vice President, Principal
Treasurer		Financial Officer and Assistant Treasurer,
The Invesco Funds; Principal Financial and
Accounting Officer – Pooled Investments,
Invesco Capital Management LLC; Vice
President and Treasurer, Invesco Exchange-
Traded Fund Trust, Invesco Exchange-Traded
Fund Trust II, Invesco India Exchange-Traded
Fund Trust, Invesco Actively Managed
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Commodity Fund
Trust and Invesco Exchange-Traded Self-
Indexed Fund Trust; Vice President, Invesco
Advisers, Inc.
Formerly: Assistant Treasurer, Invesco
Specialized Products, LLC; Assistant Treasurer,
Invesco Exchange-Traded Fund Trust, Invesco
Exchange-Traded Fund Trust II, Invesco India
Exchange-Traded Fund Trust, Invesco Actively
Managed Exchange-Traded Fund Trust,
Invesco Actively Managed Exchange-Traded
Commodity Fund Trust and Invesco Exchange-
Traded Self-Indexed Fund Trust; Assistant
Treasurer, Invesco Capital Management LLC;
Assistant Vice President, The Invesco Funds

Crissie M. Wisdom – 1969	2013	Anti-Money Laundering and OFAC Compliance	N/A	N/A
Anti-Money Laundering		Officer for Invesco U.S. entities including;
Compliance Officer		Invesco Advisers, Inc. and its affiliates, Invesco
Capital Markets, Inc., Invesco Distributors, Inc.,
Invesco Investment Services, Inc., The Invesco
Funds, Invesco Capital Management, LLC,
Invesco Trust Company; and Fraud Prevention
Manager for Invesco Investment Services, Inc.

Robert R. Leveille – 1969	2016	Chief Compliance Officer, Invesco Advisers,	N/A	N/A
Chief Compliance Officer		Inc. (registered investment adviser); and Chief
Compliance Officer, The Invesco Funds
Formerly: Chief Compliance Officer, Putnam
Investments and the Putnam Funds

84 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund's Statement of Additional Information for information on the Fund's sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young,	Independent Trustees	Invesco Investment	Citibank, N.A.
LLP	Goodwin Procter LLP	Services, Inc.	111 Wall Street
2005 Market Street,	901 New York Avenue, N.W.	11 Greenway Plaza,	New York, NY 10005
Suite 2600	Washington, D.C. 20001	Suite 1000
Philadelphia, PA 19103-7018		Houston, TX
77046-1173

85 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

INVESCO'S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the "Website"). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as "we" or "Invesco" in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

86 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services ("Providers"). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The "Help" section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

87 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

INVESCO'S PRIVACY NOTICE Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children's Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE Atlanta, GA 30309 By phone:

(404)439-3236 By fax:

(404)962-8288 By email: Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

88 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

•Request that we amend, rectify, delete or update the personal data we hold about you;

•Where possible (e.g. in relation to marketing) amend or update your choices around processing;

•Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

89 INVESCO OPPENHEIMER ROCHESTER MUNICIPALS FUND

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-ROM-AR-1 04272020

ITEM 2. CODE OF ETHICS.

There were no amendments to the Code of Ethics (the "Code") that applies to the Registrant's Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO") during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Robert C. Troccoli and James Vaughn are "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the reporting period, PricewaterhouseCoopers LLC ("PwC") advised the Audit Committee of the following matters for consideration under the SEC's auditor independence rules. PwC advised the Audit Committee that a PwC Manager and a PwC Senior Associate each held financial interests in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2- 01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, (or with respect to the PwC Senior Associate was not aware until after the investments were confirmed as SEC exceptions), the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates (or with respect to the PwC Senior Associate, the services were performed by an individual who did not have decision-making responsibility for matters that materially affected the audit and were reviewed by team members at least two levels higher than the PwC Senior Associate), and the investments were not material to the net worth of each individual or their respective immediate family members which PwC considered in reaching its conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant.

On May 24, 2019, certain investment advisor subsidiaries of Invesco Ltd. assumed management responsibility from Oppenheimer Funds, Inc. ("OFI") for 83 open-end mutual funds and 20 exchange- traded funds (collectively, the "Oppenheimer Funds"). Assumption of management responsibility for the Oppenheimer Funds was accomplished through the reorganization of each Oppenheimer Fund into a new Invesco shell fund (collectively, the "New Invesco Funds") that did not have pre-existing assets (together, the "Reorganizations"). The Reorganizations were part of the acquisition by Invesco Ltd. (together with its subsidiaries, "Invesco") of the asset management business of OFI (including the Oppenheimer Funds) from Massachusetts Mutual Life Insurance Company ("MassMutual"), which was also consummated on May 24, 2019 (the "Acquisition"). Subsequent to the Acquisition, MassMutual became a significant shareholder of Invesco, and the Invesco Ltd. board of directors expanded by one director with the addition of a director selected by MassMutual.

Prior to the consummation of the Acquisition and the Reorganizations on May 24, 2019, PwC completed an independence assessment to evaluate the services and relationships with OFI and its affiliates, which became affiliates of Invesco upon the closing of the Acquisition. The assessment identified the following relationship and services that are inconsistent with the auditor independence rules under Rule 2-01 of

PwC and the Audit Committees of the New Invesco Funds each considered the impact that the Pre- Reorganization Relationship and Services have on PwC's independence with respect to the New Invesco Funds. On the basis of the nature of the relationship and services performed, and in particular the mitigating factors described below, PwC concluded that a reasonable investor, possessing knowledge of all the relevant facts and circumstances regarding the Pre-Reorganization Relationship and Services, would conclude that the Pre-Reorganization Relationship and Services do not impair PwC's ability to exhibit the requisite objectivity and impartiality to report on the financial statements of the New Invesco Funds for the years ending May 31, 2019 – April 30, 2020 ("PwC's Conclusion").

The Audit Committees of the Boards of Trustees of the New Invesco Funds, based upon PwC's Conclusion and the concurrence of Invesco, considered the relevant facts and circumstances including the mitigating factors described below and, after careful consideration, concluded that PwC is capable of exercising objective and impartial judgment in connection with its audits of the financial statements of the New Invesco Funds that the respective Boards of Trustees oversee.

Mitigating factors that PwC and the Audit Committees considered in reaching their respective conclusions included, among others, the following factors:

∙none of the Pre-Reorganization Relationship or Services created a mutuality of interest between PwC and the New Invesco Funds;

∙PwC will not act in a management or employee capacity for the New Invesco Funds or their affiliates during any portion of PwC's professional engagement period;

∙other than the expert legal services, Pre-Reorganization Services that have been provided to OFI, MassMutual and their affiliates do not have any impact on the financial statements of the New Invesco Funds;

∙as it relates to the expert legal services, while the service provided by PwC related to litigation involving one Oppenheimer Fund, the impact of the litigation on the Oppenheimer Fund's financial statements was based upon OFI's decision, and OFI management represented that the PwC service was not considered a significant component of its decision;

∙while certain employees of OFI who were involved in the financial reporting process of the Oppenheimer Funds will be employed by Invesco subsequent to the Reorganizations, existing officers of other Invesco Funds will serve as Principal Executive Officer and Principal Financial Officer or equivalent roles for the New Invesco Funds, and are ultimately responsible for the accuracy of all financial statement assertions for the entirety of the financial reporting periods for the New Invesco Funds;

∙the Pre-Reorganization Services giving rise to the lack of independence were provided to, or entered into with, OFI, MassMutual and their affiliates at a time when PwC had no independence restriction with respect to these entities;

∙with the exception of the expert legal service provided to one Oppenheimer Fund, none of the Pre- Reorganization Services affected the operations or financial reporting of the New Invesco Funds;

∙the Pre-Reorganization Services provided by PwC to OFI, MassMutual and their affiliates were performed by persons who were not, and will not be, part of the audit engagement team for the New Invesco Funds; and

∙the fees associated with the Pre-Reorganization Services were not material to MassMutual, Invesco or PwC.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the series of the Registrant with a fiscal year end of February 29, 2020 (each a "Fund") aggregate fees for services rendered to these Funds as shown in the following table. Each Fund is newly organized and was created, respectively, for the purpose of acquiring the assets and liabilities of a corresponding predecessor fund (each, a "Reorganization"). Each Reorganization was consummated after the close of business on May 24, 2019, prior to which each Fund had not yet commenced operations. Accordingly, the information shown in the following table has been provided for the periods since each Fund's commencement of operations. The Audit Committee pre-approved all audit and non-audit services provided to the Funds.

Fees Billed for Services Rendered to
the Registrant for fiscal year end
February 29, 2020
Audit Fees	$81,762
Audit-Related Fees	$0
Tax Fees(1)	$17,776
All Other Fees	$0
Total Fees	$99,538

(1)Tax Fees for the fiscal year ended February 29, 2020 include fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. ("Invesco"), each Fund's adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to each Fund ("Invesco Affiliates") aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the periods since each Fund's commencement of operations as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates.

Fees Billed for Non-Audit Services Rendered to Invesco and
Affiliates for fiscal year end February 29, 2020 That Were
Required to be Pre-Approved by the Registrant's Audit
Committee
Audit-Related Fees(1)	$690,000
Tax Fees	$0
All Other Fees	$0
Total Fees	$690,000

(1)Audit-Related Fees for the fiscal year ended February 29, 2020 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES As adopted by the Audit Committees of the Invesco Funds (the "Funds")

Last Amended March 29, 2017

I.Statement of Principles

The Audit Committees (the "Audit Committee") of the Boards of Trustees of the Funds (the "Board") have adopted these policies and procedures (the "Procedures") with respect to the pre- approval of audit and non-audit services to be provided by the Funds' independent auditor (the "Auditor") to the Funds, and to the Funds' investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, "Service Affiliates").

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate's engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a "Service Affiliate's Covered Engagement").

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate's Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission ("SEC") and other organizations and regulatory bodies applicable to the Funds ("Applicable Rules").1 They address both general pre-approvals without consideration of specific case-by-case services ("general pre-approvals") and pre-approvals on a case-by-case basis ("specific pre-approvals"). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre- approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor's qualifications and independence. The Audit Committee will oversee

1Applicable Rules include, for example, New York Stock Exchange ("NYSE") rules applicable to closed-end funds managed by Invesco and listed on NYSE.

the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee's review and approval of General Pre-Approved Non-Audit Services, the Funds' Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds' Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV. Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.Audit-Related Services

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.Tax Services

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor's independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds' financial statements.

V.Pre-Approval of Service Affiliate's Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate's engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a "Service Affiliate's Covered Engagement".

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate's Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate's Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate's Covered Engagement must be submitted to the Audit Committee by the Funds' Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds' Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor's independence from the Funds. The Funds' Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor's independence from the Funds.

VI. Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate's Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre- approval by the Audit Committee before payment of any additional fees is made.

VII. Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate's Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate's Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII. Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds' Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds' Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds' Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX. Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor's Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

∙Management functions;

∙Human resources;

∙Broker-dealer, investment adviser, or investment banking services;

∙Legal services;

∙Expert services unrelated to the audit;

∙Any service or product provided for a contingent fee or a commission;

∙Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

∙Tax services for persons in financial reporting oversight roles at the Fund; and

∙Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds' financial statements:

∙Bookkeeping or other services related to the accounting records or financial statements of the audit client;

∙Financial information systems design and implementation;

∙Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

∙Actuarial services; and

∙Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)Not applicable.

(g)In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate non- audit fees of $4,089,000 for the fiscal year ended February 29, 2020 for non-audit services not required to be pre- approved by the Registrant's Audit Committee. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $4,796,776.

PwC provided audit services to the Investment Company complex of approximately $33 million.

(h)The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11. CONTROLS AND PROCEDURES.

(a)As of April 14, 2020, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer

("PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 ("Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of April 14, 2020, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the

Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.
13(a) (1)	Code of Ethics.
13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002

.
13(a) (3)	Not applicable.
13(a) (4)	Not applicable.
13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer
Date:	April 28, 2020

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer
Date:	April 28, 2020
By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer
Date:	April 28, 2020